                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

         [X]   Preliminary Proxy Statement                 [ ]    Confidential, For Use of the Commission Only
                                                                  (as permitted by Rule 14a-6(e)(2))
         [ ]   Definitive Proxy Statement
         [ ]   Definitive Additional Materials
         [ ]   Soliciting Material Under Rule 14a-12

                                   JPAL, INC.
      --------------------------------------------------------------------
                (Name of Registrant as specified in its charter)


      --------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement), if other than Registrant

Payment of Filing Fee (Check the appropriate box):

         [ ]   No fee required
         [X]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
               and 0-11.

               (1)   Title of each class of securities to which transaction
                     applies:   Common Stock
                                ------------

               (2)   Aggregate number of securities to which transaction
                     applies:    5,199,795
                                 ---------

               (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and how it was determined): $4.25, the average of the low and high prices on December 18, 2001.

               (4)   Proposed maximum aggregate value of
                     transaction: $22,099,128.75
                                  --------------

               (5)   Total fee paid: $4,419.83
                                     ---------

               [ ]   Fee paid previously with preliminary materials.

               [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                     (1)      Amount Previously Paid:
                     (2)      Form, Schedule or Registration Statement No.:
                     (3)      Filing Party:
                     (4)      Date Filed:

                                   JPAL, INC.
                                17620 Oak Street
                        Fountain Valley, California 92708

                  NOTICE OF THE SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 18, 2002

         NOTICE IS HEREBY GIVEN, that the Special Meeting (the "Meeting") of stockholders (the "Stockholders") of JPAL, Inc. (the "Company") will be held at 11:00 A.M. on January 18, 2002 at the offices of Gersten, Savage & Kaplowitz, LLP, at 101 East 52nd Street, New York, NY, 10022 for the following purposes:

         1. To consider and vote upon a proposal to approve the Contribution Agreement, dated as of August 23, 2001, by and among the Company, Essential Reality, LLC, a Delaware limited liability company ("Essential, LLC"), and the other signatories thereto, as amended (collectively, the "Contribution Agreement"), a copy of which is attached hereto as Exhibit A, and to approve all transactions and developments contemplated thereby (the "Exchange");

         2. To approve an amendment to the Company's Articles of Incorporation ("Amendment I"), a copy of which is attached hereto with Amendment II as Exhibit B, changing the name of the Company to Essential Reality, Inc. ("Essential, Inc.");

         3. To approve an amendment to the Company's Articles of Incorporation ("Amendment II"), a copy of which is attached hereto with Amendment I as Exhibit B, providing for "blank check" preferred stock (the "Blank Check Preferred Stock");

         4. To approve the 2001 Stock Incentive Plan, a copy of which is attached hereto as Exhibit C; and

         5. To approve the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

         The purpose of the Exchange is to have the Company acquire and assume the business of Essential, LLC. If the Exchange is approved, the Company will issue, pursuant to the terms of the Contribution Agreement, up to 11,000,000 shares of its common stock in exchange for all of the outstanding membership interests of Essential, LLC. The Company's Stockholders will not receive any cash, stock or other property in connection with, or as a result of, the Exchange. Following the Exchange, the owners of Essential, LLC will own approximately 70% of the Company's then outstanding common stock.

         Stockholders of record at the close of business on December 21, 2001 are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. Whether you expect to attend the Meeting in person or not, please sign, fill out, date and return the enclosed proxy in the self-addressed, postage-paid envelope also enclosed. If you attend the Meeting and prefer to vote in person, you can revoke your proxy.

         PLEASE NOTE THAT MR. DRECHSLER, THE COMPANY'S CONTROLLING STOCKHOLDER, HAS INFORMED THE COMPANY THAT HE WILL BE VOTING "FOR" PROPOSALS 1, 2, 3, 4 & 5 ABOVE. THE NUMBER OF VOTES HELD BY THE CONTROLLING STOCKHOLDER IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR EACH OF THE PROPOSALS AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE ANY OF THE PROPOSALS.

                                 By Order of the Sole Director,
                                 Frank Drechsler
                                 President, CEO and Sole Director
January ____, 2002

                                   JPAL, INC.
                                17620 Oak Street
                        Fountain Valley, California 92708

                         -------------------------------
                                 PROXY STATEMENT
                         -------------------------------

                         SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD JANUARY 18, 2002

         This Proxy Statement is being furnished in connection with the solicitation by the sole director of JPAL, Inc. (the "Company"), for use at the Special Meeting (the "Meeting") of stockholders (the "Stockholders") of the Company to be held on January 18, 2002 at 11:00 A.M. at the offices of Gersten, Savage & Kaplowitz, LLP, at 101 East 52nd Street, New York, NY, 10022 and at any adjournment or postponement thereof.

         Only Stockholders of record at the close of business on December 21, 2001 (the "Record Date") are entitled to vote at the Meeting. As of the Record Date, there were issued and outstanding 8,645,260 shares of the Company's common stock (the "Common Stock"). Each outstanding share of Common Stock is entitled to one vote on all matters properly coming before the Meeting. All properly executed, unrevoked proxies on the enclosed form of proxy that are received in time will be voted in accordance with the Stockholder's directions and, unless contrary directions are given, will be voted for the proposals (the "Proposals") described below. Anyone giving a proxy may revoke it at any time before it is exercised by giving the board of directors of the Company written notice of the revocation, by submitting a proxy bearing a later date or by attending the Meeting and voting in person.

         The presence in person or by properly executed proxy of holders representing a majority of the issued and outstanding shares of the Company's Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of elections appointed for the Meeting, who will determine whether or not a quorum is present. Shares of Common Stock represented by proxies that are marked "abstain" will be included in the determination of the number of shares present and voting for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are not counted as voted either for or against a Proposal. Brokers holding shares of Common Stock for beneficial owners in "street name" must vote those shares according to specific instructions they receive from the owners. However, brokers have discretionary authority to vote on "routine" matters. Absent specific instructions from the beneficial owners in the case of "non-routine" matters, the brokers may not vote the shares. "Broker non-votes" result when brokers are precluded from exercising their discretion on certain types of proposals. Shares that are voted by brokers on some but not all of the matters will be treated as shares present for purposes of determining the presence of a quorum on all matters, but will not be treated as shares entitled to vote at the Meeting on those matters as to which instructions to vote are not provided by the owner.

         Mr. Frank Drechsler, the sole member of the board of directors of the Company (the "Sole Director"), has adopted and approved each of the Proposals set forth herein and recommends that the Company's Stockholders vote "FOR" each of the Proposals.

         Approval of Proposals 1, 2 & 3 requires the affirmative vote of a majority of the Company's outstanding shares of Common Stock. Approval of Proposals 4 & 5 requires the affirmative vote of a majority of the votes cast at the Meeting.

         PLEASE NOTE THAT MR. DRECHSLER, THE COMPANY'S CONTROLLING STOCKHOLDER, HAS INFORMED THE COMPANY THAT HE WILL BE VOTING "FOR" ALL OF THE PROPOSALS SET FORTH HEREIN. THE NUMBER OF VOTES HELD BY THE CONTROLLING STOCKHOLDER IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR EACH OF THE PROPOSALS AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE ANY OF THE PROPOSALS.

         This Proxy Statement, the accompanying Notice of Meeting and the form of proxy have been first sent to the Stockholders on or about January ___, 2002.


              The date of this Proxy Statement is January ____, 2002

                                TABLE OF CONTENTS

                                                                                                               Page

SUMMARY...........................................................................................................6
QUESTIONS AND ANSWERS ABOUT THE MEETING...........................................................................7
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS.................................................................8
PROPOSAL 1:  APPROVAL OF THE EXCHANGE.............................................................................9
     Description of the Exchange..................................................................................9
     Material Terms of the Exchange..............................................................................11
     Certain Federal Income Tax Consequences.....................................................................14
     Accounting Treatment of the Exchange........................................................................14
     Appraisal Rights............................................................................................14
     Interest of Certain Persons in the Exchange.................................................................15
     Federal Securities Law Consequences.........................................................................15
     BUSINESS OF THE COMPANY.....................................................................................16
     BUSINESS OF ESSENTIAL REALITY...............................................................................17
     MANAGEMENT OF ESSENTIAL REALITY.............................................................................20
     MANAGEMENT'S DISCUSSION AND ANALYSIS........................................................................23
     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT..............................................27
     Stockholder Vote Required...................................................................................28
PROPOSAL 2:  APPROVAL OF AMENDMENT I TO THE ARTICLES OF INCORPORATION............................................29
     General.....................................................................................................29
     Stockholder Vote Required...................................................................................29
PROPOSAL 3: APPROVAL OF AMENDMENT II TO THE ARTICLES OF INCORPORATION............................................30
     General.....................................................................................................30
     Stockholder Vote Required...................................................................................30
PROPOSAL 4:  APPROVAL OF THE 2001 STOCK INCENTIVE PLAN...........................................................31
     Description of the 2001 Plan................................................................................32
     EXECUTIVE COMPENSATION......................................................................................35
     DESCRIPTION OF SECURITIES...................................................................................36
     Stockholder Vote Required...................................................................................37
PROPOSAL 5:  RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.........................................38
     General.....................................................................................................38
     Stockholder Vote Required...................................................................................38
GENERAL AND OTHER MATTERS........................................................................................40
SOLICITATION OF PROXIES..........................................................................................40
STOCKHOLDER PROPOSALS............................................................................................40


EXHIBIT A - Contribution Agreement and Amendments..................................................................
EXHIBIT B - Amendments I and II to Articles of Incorporation.......................................................
EXHIBIT C - 2001 Stock Incentive Plan..............................................................................
EXHIBIT D - JPAL, Inc.'s Annual Report on Form 10-KSB for the Fiscal Year Ended December 31, 2000..................
EXHIBIT E - JPAL, Inc.'s Quarterly Report on Form 10-QSB for the Period Ended September 30, 2001...................
EXHIBIT F - Pro Forma Information..................................................................................
EXHIBIT G - Essential Reality, LLC's Financial Statements..........................................................

                                     SUMMARY

         The following is a summary of the terms of the Proposals. This summary is qualified by the more detailed description appearing elsewhere in this Proxy Statement. We urge you to carefully read this Proxy Statement, and the exhibits hereto, in their entirety because the information in this summary is not complete.

o We intend to issue up to 11,000,000 shares of our common stock in exchange for all of the outstanding membership interests of Essential Reality, LLC. As a result of this transaction, we will acquire and assume the business of Essential Reality and the current owners of Essential Reality will own approximately 70 % of our company. See "Proposal 1: Approval of the Exchange - Description of the Exchange."

o Upon completion of the exchange transaction, our business will be the business currently being conducted by Essential Reality. See "Business of Essential Reality."

o Our Stockholders will not receive any cash, stock or other property in connection with, or as a result of, the exchange transaction. See Section "Proposal 1- Approval of the Exchange - Description of Exchange."

o In conjunction with the exchange transaction, we are proposing the adoption of an amendment to our Amended and Restated Articles of Incorporation (the "Articles of Incorporation") to change our name to "Essential Reality, Inc." See "Proposal 2 - Approval of Amendment I to the Articles of Incorporation."

o We are also proposing the adoption of an amendment to our Articles of Incorporation to authorize Blank Check Preferred Stock. See "Proposal 3
         - Approval of Amendment II to the Articles of Incorporation."

o In addition, we are seeking approval for a stock incentive plan to provide additional incentive to our directors, officers, employees and consultants by granting them options to purchase shares of our common stock. See "Proposal 4 - Approval of the 2001 Stock Incentive Plan."

o Stockholder approval of Proposal 1, Proposal 2 and Proposal 3 of this Proxy Statement requires the affirmative vote of a majority of our outstanding shares of common stock. Stockholder approval of Proposal 4 and Proposal 5 in this Proxy Statement requires the affirmative vote of a majority of the votes cast. Our controlling stockholder has already informed us that he will be voting in favor of all of the proposals set forth herein. The number of votes held by the controlling stockholder is sufficient to satisfy the stockholder vote requirement for each of the proposals. Therefore, no additional votes will be needed to approve any of the proposals. See "Questions and Answers About the Meeting."

                     QUESTIONS AND ANSWERS ABOUT THE MEETING

What is being voted on at the Meeting?

         Our sole director is asking stockholders to consider four items at this Special Meeting of Stockholders:

         (i) To approve the Contribution Agreement attached hereto as Exhibit A and all transactions and developments contemplated thereby (which we refer to as the "Exchange");

         (ii) To approve the amendment to our Articles of Incorporation whereby our name will be changed to "Essential Reality, Inc." upon consummation of the Exchange ("Amendment I");

         (iii) To approve the amendment to our Articles of Incorporation whereby Blank Check Preferred Stock will be provided for ("Amendment II");

         (iv) To approve our new stock incentive plan (which we refer to as the "2001 Plan"); and

         (v) To approve the appointment of Deloitte & Touche LLP, as our independent auditors for the fiscal year ending December 31, 2001.

What is the purpose of the Exchange?

         The purpose of the Exchange is to allow us to acquire and carry on the business of Essential Reality and to allow Essential Reality to become a public reporting company under the Securities Exchange Act of 1934, as amended. It is anticipated that becoming a publicly reporting company will further enhance Essential's business visibility and ability to attract and utilize additional sources of capital.

Who can vote at the Meeting?

         Our sole director has set December 21, 2001 as the Record Date for the Meeting. Only persons holding shares of our common stock of record at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting. Each share of our common stock will be entitled to one vote per share on each matter properly submitted for vote to our stockholders at the Meeting. On the Record Date there were 8,645,260 shares of our common stock outstanding held by a total of 30 stockholders of record.

What constitutes a quorum for the Meeting?

         To have a quorum, we need the majority of the votes entitled to be cast to be present, in person or by proxy, including votes as to which authority to vote on any proposal is withheld. Shares of stock abstaining as to any proposal, and broker non-votes (where a broker submits a proxy but does not have authority to vote a customer's shares of stock on one or more matters) on any proposal, will be considered present at the Meeting for purposes of establishing a quorum for the transaction of business at the Meeting. Each will be tabulated separately. The shares held by Mr. Frank Drechsler, our controlling stockholder, are sufficient to form a quorum. Mr. Drechsler has informed us that he will be present, in person or by proxy, at the Meeting.

How do I vote?

         If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct, unless you later revoke the proxy. Unless instructions to the contrary are marked, or if no instructions are specified, shares of stock represented by a proxy will be voted for the proposals set forth on the proxy, and in the discretion of the persons named as proxies on such other matters as may properly come before the Meeting. If you are a registered stockholder, that is, if you hold your shares of stock in certificate form, and you attend the Meeting, you may deliver your completed proxy card in person. If you hold your shares of stock in "street name," that is, if you hold your shares of stock through a broker or other nominee, and you wish to vote in person at the Meeting, you will need to obtain a proxy form from the institution that holds your shares of stock.

Can I change my vote after I return my proxy card?

         Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised either by filing with our Secretary, at the address indicated above, a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the Meeting. The powers of the proxy holders will be suspended if you attend the Meeting in person and so request. However, attendance at the Meeting will not by itself revoke a previously granted proxy.

         Any written notice of revocation sent to us must include the stockholder's name and must be received prior to the Meeting to be effective.

What vote is required to approve each item?

         The approval of the business combination with Essential Reality, which we refer to as the Exchange, and the approval of the amendments to our Articles of Incorporation require the affirmative vote of a majority of our outstanding shares of common stock.

         The approval of the adoption of the 2001 Plan and the appointment of Deloitte & Touche LLP as our independent auditors for the fiscal year ending December 31, 2001 require the affirmative vote of a majority of the votes cast at the Meeting.

         PLEASE NOTE THAT OUR CONTROLLING STOCKHOLDER HAS INFORMED US THAT HE WILL BE VOTING "FOR" ALL OF THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT. THE NUMBER OF VOTES HELD BY OUR CONTROLLING STOCKHOLDER IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR EACH OF THE PROPOSALS AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE ANY OF THE PROPOSALS.


                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

         Information included in this Proxy Statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's and/or Essential, LLC's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's and Essential, LLC's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's and Essential, LLC's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Neither the Company nor Essential, LLC undertakes an obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

                                   PROPOSAL 1

                            APPROVAL OF THE EXCHANGE

Description of the Exchange

         On August 23, 2001, a definitive Contribution Agreement was signed by and among the Company, Essential Reality, LLC ("Essential, LLC") and the other signatories thereto. The agreement was amended on October 31, 2001 and November 30, 2001. The Contribution Agreement, as amended, is referred to in this Proxy Statement as the Contribution Agreement.

         The Contribution Agreement provides for a tax-free exchange of securities pursuant to the provisions of Section 351 of the Internal Revenue Code, whereby the Company has made an offer to the members of Essential, LLC to acquire all of their membership interests of Essential, LLC in exchange for up to 11,000,000 shares of Common Stock (referred to herein as the "Exchange"). The up to 11,000,000 shares of Common Stock to be issued by the Company (the "Exchange Shares") will represent approximately 70% of the shares of Common Stock then outstanding (including 1,850,000 shares to be issued in a private placement as more fully described below), thus giving Essential, LLC's owners control of the Company. The Company and Essential, LLC have determined that a business combination between the two represents an opportunity for both companies to achieve long-term strategic and financial benefits.

         The following are answers to some of the questions about the Exchange that you, as one of our stockholders, may have. We urge you to read this Proxy Statement, including the Contribution Agreement, carefully because the information in this section is not complete.

Has the Board of Directors Approved the Exchange?
Yes. On December 18, 2001 our Sole Director approved the Contribution Agreement and all of the transactions and developments contemplated thereby (including the change of our name to "Essential Reality, Inc.").

Why are the two companies proposing to combine?
Essential, LLC was formed as Freedom Multimedia, L.L.C. in the State of Delaware in July, 1998 and began active operations in June 1999. Its name was changed to Essential Reality, LLC on December 29, 1999. Essential, LLC was founded with the goal of developing, manufacturing and distributing next-generation 3D peripherals for the gaming, PC and professional user communities. Its objective is to revolutionize the way humans interact with computers and game consoles by utilizing intuitive, natural movement as the primary input.

We were founded in March 1999 and were engaged in the business of providing vacation rental properties and services over the Internet. Recently, we have been seeking business opportunities with the intent to acquire or merge with an operating business.

We believe that the combination of JPAL and Essential, LLC will prove beneficial to both companies in that we will once again become an operating company and Essential, LLC will acquire access to greater capital resources through being a publicly traded company.

How will the Exchange work?
The Exchange will be a very simple, straight-forward transaction. We will exchange shares of our common stock for all of the membership interests in Essential, LLC. Essential, LLC will be acquired by JPAL and subsequently dissolved. Our name will be changed to Essential Reality, Inc.

Do I have the right to vote on the Exchange?
Yes, you do. That is the main purpose of this proxy statement. We are soliciting your vote in favor of the Exchange.

Will my vote have any effect on the outcome?
No, it will not. Mr. Drechsler, our controlling stockholder, holds enough votes to approve all of the proposals and he has informed us that he will be voting his shares in favor of all the proposals discussed herein.

If the Exchange is approved, do I need to exchange my shares of common stock? You do not. Since we are the acquiring entity, you will not be exchanging your shares.

How many shares will I have after the Exchange?
The number of shares you own will remain the same. Nonetheless, your ownership percentage will be diluted. We are issuing up to 11,000,000 shares of our common stock in the Exchange, subject to certain adjustments as is more fully described under "Material Terms of the Exchange," below. We will also issue up to 2,138,462 shares of our common stock in a private placement (subject to approval of the Exchange). We cannot assure you what your exact percentage will be, or that the private placement will be consummated. However, the shares of our common stock currently held by Mr. Drechsler, our President and Sole Director, will be canceled prior to the closing of the transaction, as will certain shares of our common stock held by certain of our other stockholders. The total number of shares issued and outstanding will therefore increase to 15,695,055 from the current 8,645,260. In addition, we will issue certain warrants to purchase our shares of our common stock as further described below (see "Material Terms of the Exchange"). If all these warrants were immediately exercised, we would have 18,320,769 shares of common stock outstanding.

When and where can I trade my shares after the Exchange?
Our shares of common stock are currently traded on the NASD Over-the-Counter Bulletin Board ("OTC BB") under the symbol "JPAL." The Exchange will not affect where our shares are traded, though we anticipate changing our ticker symbol to ____, subject to approval of the Exchange and availability of the symbol.

Will the shares to be issued in the Exchange be freely trading?
The shares that will be issued to the current members of Essential, LLC will not be registered upon issuance. Section 5 of the Securities Act prohibits the sale of unregistered securities. The person and entities to whom or to which, as the case may be, shares of our common stock shall be issued under the Contribution Agreement will be granted registration rights with respect to a portion of such shares of common stock.

Even if the shares of common stock are registered, however, other restrictions will still apply. Certain securities may not be freely traded by affiliates, generally defined by the Commission as being in a control relationship with the issuer. None of the foregoing, however, will affect the status of the currently issued and freely trading shares of our common stock.

When do you expect the Exchange to be completed?
We hope to complete the Exchange as soon as possible, assuming that all of the conditions to the closing of the Exchange as set forth in the Contribution Agreement are either waived or completed to the satisfaction of the parties. The Exchange will be effected through the filing of Articles of Exchange in the state of Nevada.

What are the tax consequences of the Exchange?
The Exchange is intended to qualify as a tax-free reorganization for United States federal income tax purposes. If the Exchange does so qualify, United States members of Essential, LLC generally would recognize no gain or loss upon receipt of our shares of common stock in exchange for Essential, LLC membership interests. We believe, but cannot assure you, that there will be no fiscal consequences whatsoever for holders of our shares. You are urged to consult your own tax advisor for tax implications related to your particular situation.

What do I need to do in order to vote?
After reading this document, you will need to execute the proxy card provided along with this proxy statement and any other documents applicable to you that are included in this packet. Alternatively, you may appear at the Meeting and vote in person. There is no legal distinction between the two methods.

Who can help answer my questions?

If you have any questions about the Exchange, you should contact Arthur Marcus, Esq., at:

                  Gersten, Savage & Kaplowitz, LLP
                  101 East 52nd Street
                  New York, NY 10022
                  Telephone No.: (212) 752-9700
                  Facsimile No.: (212) 980-5192

If you have questions about our business, you should contact Frank Drechsler, President, at:

                  JPAL, Inc.
                  17620 Oak Street
                  Fountain Valley, CA 92708
                  Telephone No.: (714) 785-2095
                  Facsimile No.: (949) 660-9010

If you have questions about the business of Essential, LLC, you should contact Brian Jedwab, General Counsel, at:

                  Essential Reality, LLC
                  253 West 28th Street
                  New York, NY  10001
                  Telephone No.: (212) 244-3200
                  Facsimile No.: (212) 244-9550


Material Terms of the Exchange

         According to the terms of the Contribution Agreement by and among the Company on the one side and LCG Capital Group, LLC, Martin Abrams, John Gentile and Anthony Gentile, being all of the Members of Essential, LLC (the "Essential Members") on the other side, the Company and the Essential Members have determined that a business combination between the Company and Essential, LLC presents an opportunity for their respective companies to achieve long-term strategic and financial benefits. The business combination (the "Exchange") is to be effected through a transfer by the Essential Members of all of their respective Membership Interests in Essential, LLC to the Company in exchange for up to 11,000,000 shares of the Company's common stock (the "Exchange Shares").

         Simultaneously with the consummation of the Exchange, the Company will also engage in a private placement (the "Private Placement") whereby shares of Common Stock (the "Private Placement Shares") and certain warrants (the "Private Placement Warrants") will be offered. The Private Placement Shares issued through the Private Placement together with the Exchange Shares will equal no less than 80% of the outstanding shares of Common Stock of the Company. The closing of the Exchange is conditioned upon, among other things: (i) stockholder approval to consummate the Exchange, and; (ii) receipt by the escrow agent of a sufficient number of subscriptions for shares of Common Stock offered in the Private Placement to generate net proceeds of at least $4,500,000 plus an amount of cash sufficient to pay off certain debts.

         Frank Drechsler, who currently owns 5,100,260 of the 8,645,260 outstanding shares of Common Stock (representing approximately 59% of the outstanding shares of the Common Stock) has executed a written consent to approve and adopt the Contribution Agreement. Pursuant to Nevada law, the Company is hereby seeking stockholder approval of the Exchange and, pursuant to the Exchange Act, filing this Proxy Statement on Schedule 14A. Mr. Drechsler has agreed to the cancellation of all of his shares of the Common Stock, effective upon the closing of the Exchange. In addition, an aggregate of 699,945 shares of Common Stock currently held by certain other Stockholders, specifically Baybridge Capital Corp., Brevard Investments, Inc. and Wolver Limited, will also be cancelled at such time. Immediately after the cancellation of such shares, taking into account the Exchange Shares and the Private Placement Shares, there will be 15,695,055 shares of Common Stock outstanding. The Contribution Agreement contemplates that 11,000,000 shares of Common Stock will be issued to the Members. However, the private placement memorandum allows for the offering of an additional 288,462 shares of Common Stock. If such additional 288,462 shares of Common Stock are sold to investors, the number of Exchange Shares will be reduced accordingly. Up to an additional 2,625,714 shares of Common Stock will be reserved for issuance pursuant to the exercise of the Private Placement Warrants resulting in an aggregate of 18,320,769 shares of Common Stock outstanding on a fully diluted basis.

         The terms of the Contribution Agreement are more fully described below.

Terms of the Contribution Agreement

         The following discussion summarizes the material terms of the Contribution Agreement but does not purport to be a complete statement of all provisions of the Contribution Agreement and is qualified in its entirety by reference to the Contribution Agreement, a copy of which is attached to this Proxy Statement as Exhibit A and incorporated herein by reference. Stockholders are urged to read the Contribution Agreement carefully as it is the legal document that governs the Exchange.

         The Exchange. Subject to the terms and conditions of the Contribution Agreement, all of the members of Essential, LLC will transfer all of their respective membership interests in Essential, LLC to the Company in exchange for up to 11,000,000 shares of Common Stock. Following the Exchange, the Company will continue under the name "Essential Reality, Inc."

         Closing. The closing of the Exchange (the "Exchange Closing") will take place at a mutually agreed upon time after the satisfaction or waiver of the conditions set forth in the Contribution Agreement (the "Closing Date").

         Effective Time of the Exchange. As soon as practicable following the satisfaction (or waiver) of all of the conditions to the Exchange, the Company will file articles of exchange in such form as is required by and executed in accordance with the relevant provisions of Nevada law and make all other filings or recordings required under Nevada law. The Exchange will become effective at such time as the articles of exchange are duly filed with the Secretary of State of the State of Nevada or at such subsequent time as the Company and Essential, LLC agree and specify in the articles of exchange (the "Effective Time").

         Articles of Incorporation and Bylaws of the Company Following the Exchange. The Contribution Agreement provides that the Articles of Incorporation (as amended by Proposals 2 & 3 herein) and Bylaws of the Company, as in effect at the Effective Time, will be the Articles of Incorporation and Bylaws, respectively, of the Company following the Exchange.

         Directors and Officers of the Company Following the Exchange. The Contribution Agreement provides that the directors and officers of the Company shall resign effective as of the Effective Time and shall be replaced by the managers and officers of Essential, LLC immediately prior to the Effective Time, who shall serve as directors and officers of the Company until their respective successors are duly elected or appointed and qualified.

         Representations and Warranties. The Contribution Agreement contains various representations and warranties of the Company and Essential, LLC. The Company represents and warrants to Essential, LLC as to, among other things: (i) capital structure; (ii) financial statements; (iii) absence of certain changes;
(iv) no liabilities or debts; (v) litigation; (vi) contracts; and (vii) SEC filings. Essential, LLC represents and warrants to the Company as to, among other things: (i) financial statements; (ii) absence of certain changes; and
(iii) absence of litigation. All representations and warranties in the Contribution Agreement expire as of the Exchange Closing.

         Certain Covenants of the Parties. Pursuant to the Contribution Agreement, the Company has agreed, among other things, that (i) prior to or simultaneous with the Exchange Closing, it will use its best efforts to consummate the Private Placement (see " - Conditions to the Exchange"); (ii) at the time of the Exchange Closing, it will have at least $4,500,000 of cash, plus additional funds to pay off certain loans; (iii) at the time of the Exchange Closing (assuming consummation of the Private Placement), its outstanding capitalization shall consist of 4,695,055 shares of common stock and warrants to purchase up to 2,625,714 shares of its common stock; (iv) immediately prior to the Exchange Closing, except for certain permitted loans set forth in the Contribution Agreement, the Company shall have no liabilities or debts whatsoever; (v) it shall prepare and file this Proxy Statement; (vi) the Company shall indemnify Essential, LLC and its officers, members and employees from any losses, claims, damages or expenses incurred as a result of breaches of the Contribution Agreement by the Company (which indemnification shall survive the Exchange Closing); and (vii) between the date of the Contribution Agreement and the Closing Date, it shall not conduct any business whatsoever without the prior written consent of Essential, LLC.

         Pursuant to the Contribution Agreement, Essential, LLC and its members have agreed, among other things, that (i) promptly following the Closing Date, they will cause the Company to file a registration statement covering the resale of certain shares of the Company's common stock (see "Registration Rights" hereinafter); and (ii) subject to the exceptions set forth in the Contribution Agreement, 2,000,000 of the Exchange Shares and certain Private Placement Shares may not be sold for a period of one year following the Closing Date.

         In addition, subject to the terms and conditions of the Contribution Agreement, each of the parties has agreed (i) to keep confidential all information furnished in connection with the Exchange, (ii) to promptly inform the other parties of the occurrence of certain events, (iii) to use reasonable best efforts to effectuate the Exchange, and (iv) to consult each other before issuing any press release with respect to the Exchange.

         Conditions to the Exchange. The obligations of the Company and Essential, LLC to effect the Exchange are subject to the satisfaction or waiver on or prior to the Closing Date of a number of conditions, including but not limited to the following:

         (a) The Company delivering evidence satisfactory to Essential, LLC that a majority of the Company's Stockholders approved the Exchange and the transactions contemplated thereby and that this Proxy Statement was mailed at least 20 days prior to the Closing Date;

         (b) The Company consummating a private placement (the "Private Placement") of shares of its common stock (the "Private Placement Shares") and common stock purchase warrants (the "Private Placement Warrants"), with net proceeds to the Company of at least $4,500,000 plus additional funds to pay off certain indebtedness;

         (c) Each of the representations and warranties of the Company and Essential, LLC, as applicable, set forth in the Contribution Agreement shall have been true and correct in all material respects as of the date of the Contribution Agreement and as of the Closing Date, except where the failure to be so true and correct would not have a material adverse effect on the party making such representation or warranty; and

         (d) The Company and Essential, LLC, as applicable, shall have performed in all material respects all obligations required to be performed by it under the Contribution Agreement at or prior to the Closing Date.

         Termination. The Contribution Agreement may be terminated at any time prior to the Exchange Closing as follows:

         (a) By mutual written consent of the parties to the Contribution Agreement;

         (b) By either the Company or Essential, LLC, if without fault of the terminating party the Exchange Closing shall not have occurred on or before January 31, 2002, unless such date is extended for up to thirty days by mutual consent of the Company and Essential Reality, LLC (the "Termination Date"); and

         (c) By the Company or Essential, LLC, if the other party shall have failed to comply in any material respect with any of its covenants or agreements contained in the Contribution Agreement or if any representation or warranty of the other party made in the Contribution Agreement shall not have been true when made or on and as of the Closing Date, except (i) for those representations and warranties that address matters only as of a particular date (which shall remain true and complete when given and at any time thereafter as of such date) and (ii) where the failure to be so true and correct would not have a material adverse effect on the applicable party.

         Effect of Termination. In the event of termination of the Contribution Agreement as provided under "-- Termination," the Contribution Agreement will become void and there will be no liability or obligation on the part of the parties, except with respect to certain provisions of the Contribution Agreement regarding maintaining the confidentiality of non-public information, the payment of fees and expenses, the indemnification by the Company and the making of public announcements.

         Registration Rights. Pursuant to the Contribution Agreement, following the Exchange Closing, the Company will promptly file a Registration Statement covering the resale of 2,000,000 of the Exchange Shares, the Private Placement Shares and the Private Placement Warrants. See "Federal Securities Law Consequences" herein.

Certain Federal Income Tax Consequences

         Since no action is being taken in connection with the currently outstanding shares of the Company's Common Stock, no gain or loss will be recognized by the Stockholders in connection with the Exchange.

         It is expected that the transfer of the membership interests of Essential, LLC from the Members pursuant to the Exchange will be tax-free to such Members. Accordingly, the aggregate tax basis of Essential, LLC's assets after the Exchange will equal the aggregate tax basis of the Essential, LLC membership interests in the hands of the Members immediately prior to the Exchange.

Accounting Treatment of the Exchange

         The transaction is expected to be accounted for as a reverse acquisition in which Essential, LLC is the accounting acquiror and the Company is the legal acquiror. The management of Essential, LLC will be the management of Essential, Inc., the name of the Company subsequent to the filing of the Articles of Exchange. Since the Exchange is expected to be accounted for as a reverse acquisition and not a business combination, no goodwill is expected to be recorded in connection therewith and the costs incurred in connection with the Exchange are expected to be accounted for as a reduction of additional paid-in capital.

Appraisal Rights

         Under Nevada law, the state in which the Company is incorporated, the Company is not required to provide dissenting Stockholders with a right of appraisal in any matter to be voted upon in connection herewith and Stockholders are accordingly not provided with such right.

Interests of Certain Persons in the Exchange

         No director, executive officer, associate of any director or executive officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting form the proposals set forth herein, which is not shared by all other Stockholders pro rata, and in accordance with their respective interests.

Federal Securities Law Consequences

         The shares of Common Stock being issued to the owners of Essential, LLC in exchange for the membership interests of Essential, LLC pursuant to the Exchange were not registered under the Securities Act. It is intended that such shares will be issued pursuant to the private placement exemption under Section 4(2) and Regulation D of the Securities Act.

         The Exchange Shares are deemed "restricted stock" and will bear a legend indicating that the resale of such shares may be made only pursuant to registration under the Securities Act or pursuant to an available exemption from such registration. The Company has agreed to register 2,000,000 of the Exchange Shares pursuant to the terms of the Contribution Agreement.

                             BUSINESS OF THE COMPANY

General

         The Company was incorporated in March 1999 under the laws of the State of Nevada. From the date of incorporation, the Company has engaged in the business of providing vacation rental properties and services over the Internet. Since the end of the fiscal year 2000, the Company's revenues have decreased significantly because its management began focusing on redeveloping its web site and therefore conducted no marketing activities. More recently, the Company has been seeking businesses and business opportunities with the intent to acquire or merge with an operating business, which resulted in the Company entering into the Contribution Agreement with Essential, LLC. Upon consummation of the Exchange, the Company's business will be Essential, LLC's current business.

         On June 15, 2001, Mr. Frank Drechsler acquired 1,020,052 shares of the Company's common stock from the two officers and directors of the Company at such time. On June 25, 2001, Mr. Drechsler was appointed a director of the Company and the two other directors and officers resigned. On June 26, 2001, Mr. Drechsler was appointed as the President and Secretary of the Company.

         Until consummation of the Exchange, the Company's principal executive offices will be located at 17620 Oak Street, Fountain Valley, California 92708. After the Exchange, the Company's principal executive offices will be located at Essential Reality, Inc., 49 West 27th Street, New York, New York 10001.

Financial Statements

         The Company's financial statements are included herewith as part of the Company's annual report on Form 10-KSB for the fiscal year ended December 31, 2000 and the Company's quarterly report on Form 10-QSB for the period ended September 30, 2001, attached hereto as Exhibits D and E, respectively.

Market for Common Equity and Related Stockholder Matters

         On April 19, 2001, the Company was approved for quotation on the Over-the-Counter Bulletin Board ("OTC BB") under the ticker symbol "JPAL." The following table sets forth, for the periods indicated, the range of the high and low bid quotations for the shares of common stock as quoted on the OTC BB. The reported bid quotations reflect inter-dealer prices, without retail markup, markdown or commissions, and may not necessarily represent actual transactions. As of the Record Date, there were 8,645,260 shares of the Company's common stock outstanding.

         2001                                             HIGH          LOW
         ----                                             ----          ---
         2nd Quarter                                      $1.00         $0.263
         3rd Quarter                                      $7.00         $1.00
         4th Quarter through December 19, 2001            $5.00         $2.97

         The closing price for the Common Stock on December 19, 2001, was $4.25.

         The Company has never paid or declared a dividend on the Common Stock. The Company intends, for the foreseeable future, to retain all future earnings for use in its business. The amount of dividends the Company pays in the future, if any, will be in the discretion of the Board of Directors and will depend upon the Company's earnings, capital requirements, financial condition and other relevant factors. The Company has approximately 30 holders of record of the Common Stock. The Company effectuated a five-for-one forward split as of July 5, 2001.

                          BUSINESS OF ESSENTIAL REALITY

General

         Essential Reality, LLC ("Essential, LLC") was formed as Freedom Multimedia, L.L.C. in the State of Delaware on July 9, 1998 and began active operations on June 1, 1999. Essential, LLC changed its name to Essential Reality, LLC effective December 29, 1999. Essential, LLC was formed to develop, manufacture and market a suite of computer peripheral devices, with initial emphasis on a product called P5(TM). P5(TM) is a device shaped in the form of a glove that controls the movement of the cursor on a computer screen. P5(TM) enables three-dimensional movement of the cursor as well as pitch, yaw and roll. P5(TM) is controlled by the user moving his hand or bending his fingers.

         In 1989, the "Nintendo Power Glove" was launched. The Power Glove offered 3D data-capture capabilities through the combination of patented bend-sensor and motion capture technologies. Licensed to Mattel, the product was sold with the Nintendo console. The product eventually sold around 1.6 million units in the United States, Europe and Japan. The original product generated over $80 million dollars of retail sales in the initial 18 months of release. At the time, Mattel focused on meeting this demand but failed to develop enough related games and applications, resulting in an eventual decline in sales. The product fell out of use by the consumer market but has remained of interest to certain gamers and virtual reality software and hardware developers, who continue to buy and sell them in a "secondary" market and reprogram them for use with virtual reality systems. Mattel's rights terminated in 1992.

         Today, 3D games and other 3D user interfaces are the standard, rather than the exception. The demand for a device to suit the nature of 3D interaction has been raised by many in the electronic entertainment as well as PC industry. According to IDC, the United States video game industry is expected to reach $21.1 billion by 2003. Essential, LLC is positioning itself to take advantage of the opportunities in this marketplace with the development of its first product, P5(TM), a 3D input device capturing finger-bend and relative hand-position to enable intuitive interaction with 3D environments.

Technology

         P5(TM) is designed as a low-cost natural interface for the computer, game consoles and other USB-compatible 3D-software platforms. The product will utilize a patented bend sensor technology to accurately determine the bend of the user's five fingers. In addition, P5(TM) will track the relative position of the hand in space.

         P5(TM) will act primarily as a peripheral to computers and game consoles. Communication with the central processing unit (CPU) will be primarily via USB port. P5(TM) will consist of a hand-worn glove with embedded electronics. The sensing of finger bend will be done via conductive inks with variable electrical resistance, detected by position changes of hand digits above a baseline bias voltage and resistance. It will also be capable of gesture recognition of specific placement of thumb/finger digits. Starting position and movement of the device will be tracked with electronics and firmware/software supporting x-, y- and z-axis positioning. The tracking technology is line-of-sight infrared optical using enough high/low glove-mounted LED's to enable a complete 6-degrees-of-freedom positioning solution, which are x-, y-, z-, yaw, pitch and roll. Two pairs of horizontal and vertical detector clusters will receive the LED transmissions. In addition, these same components will provide 3D positioning information via triangulation.

         In addition to the bend measurements, P5(TM) will measure yaw, pitch and roll as defined below.

                     [GRAPHIC - YAW, PITCH AND ROLL DIAGRAM]

                      Figure 1: Yaw, Pitch and Roll Diagram

         Yaw is defined as movement along a plane parallel to the ground. Yaw motion is achieved by holding the hand palm-downward and parallel to the ground, and rotating the hand side to side on a horizontal plane.

         Pitch is defined as movement along an axis that is parallel to the top of the hand and perpendicular to the wrist, such that it would enter the wrist below the thumb and exit below the little finger. Pitch is accomplished by moving the hand up and down while holding the forearm parallel to the ground.

         Roll is defined as rotation of the hand about an axis parallel to the ground, entering the hand at the tip of the middle finger and running through the wrist parallel to the forearm. Roll is accomplished by holding the hand flat with the palm facing the ground and turning the arm such that the thumb rises and the little finger falls or vice versa.

         Current optical tracking systems normally associated with motion capture animation techniques retail for $1,000 or more. The Company's optical tracker developed for P5(TM) will be created for under $10 and will supply a level of 6-degree tracking far beyond that of the original Power Glove, which only had 3-degrees of freedom.

Design Prototype

         Essential, LLC's industrial design firm has conducted extensive user research to develop a model for product design for P5(TM). The first generation P5(TM) will be designed for compatibility with the following computer operating systems: Microsoft Windows 98, MS NT and MS 2000. Also, it is expected that it will shortly be compatible with the following Game Consoles: PlayStation2 and Microsoft Xbox. Continuing software development will target other operating systems, such as MAC OSX, Unix, Linux and Midi.

Intellectual Property

         Essential, LLC is exploring intellectual property protection of P5(TM) for dynamic manipulation of computer- generated objects in a multi-dimensional environment. P5(TM) will benefit from Essential, LLC's proprietary bend sensor and tracking technology as a means for coordination of movement between human and machine. Essential, LLC believes that the integration of such technologies into the glove interface, in combination with proprietary software and firmware applications and drivers, will result in a superior product at a low, cost effective price point not previously recognized in the field. The securing of intellectual property rights in its glove device should enable Essential, LLC to control, market, license, manufacture and distribute P5(TM) in the United States and potentially worldwide.

Pricing

         Essential, LLC is targeting an initial manufacturer's suggested retail price of $129 for P5(TM). Essential, LLC believes that this price point is substantially below that of any direct competitor product and within the tolerable price range for products in each of the target markets.

Strategy

         Essential, LLC has identified numerous marketing and distribution channels to build a brand and capture a mass market for P5(TM). The initial scheduled launch in the first quarter of 2002 will primarily be directed at the gaming market. As part of its strategy, Essential, LLC intends on supporting the development of P5(TM) enabled games in order to promote the full use of the product. The second phase will be aimed at the broader PC application market, where expanded broadband is expected to lead to the development of robust online 3D worlds. Essential, LLC expects P5(TM) to enable people to work intuitively within these new environments. The third phase will concentrate on the professional market, where Essential, LLC expects users ranging from engineers to surgeons to find a use for P5(TM) technology. In the future, Essential, LLC has plans for next generation products that are wireless, that monitor sweat and pulse and that allow for tactile feedback.

Competition

         The market for peripheral input devices, including mouses and joysticks, is very competitive. In addition, Sony and Nintendo, who currently dominate the interactive entertainment software industry, may determine to develop their own 3D peripheral port device and have the financial resources to withstand significant price competition and to implement extensive advertising campaigns. Many of our competitors have far greater financial, technical, personnel and other resources than we do, and many are able to carry larger inventories and adopt more aggressive pricing policies. Prolonged price competition or reduced operating margins would cause our profits to decrease significantly.

Employees

         As of the date of this Proxy Statement, Essential, LLC has nine full-time salaried employees, consisting of one management, three sales & marketing, two clerical and three in product development and maintenance. Essential, LLC believes that its relationship with its employees is satisfactory.

Property

         Essential, LLC currently leases office space at 253 West 28th Street, New York, New York 10001. Essential, LLC has recently signed a lease for office space of approximately 5,000 square feet for which it will pay $10,570 and for which it anticipates paying approximately $11,000 per year for the remaining four years of the lease. Essential, LLC's new offices are located at 49 West 27th Street, New York, New York 10001.

Legal Proceedings

         Essential, LLC is not a party, nor to the knowledge of its management and board of directors threatened to be made a party, to any litigation or governmental proceeding.

                         MANAGEMENT OF ESSENTIAL REALITY

         The following table sets forth certain information concerning the current directors and executive officers of Essential, LLC. Prior to the Exchange Closing, Essential, LLC shall determine who the directors and officers of the Company will be immediately following the Exchange Closing.


Name                           Age       Position
----                           ----      --------
Humbert B. Powell, III          63       Chief Executive Officer
Arthur L. Goldberg              62       Chief Financial Officer
Reuben Levine                   36       Chief Operating Officer
Martin Currie                   36       Vice President, Business Development
David Devor                     38       Vice President, Marketing
Stanley Friedman                59       Vice President, Manufacturing
Aaron Gavios                    43       Vice President, Sales and Distributions
Richard Rubin                   44       Vice President, Product Development

         Humbert B. Powell, III, Essential, LLC's acting Chief Executive Officer, spends as much time as he deems necessary to fulfill such duties. He has since November, 1996, been a Managing Director at Sanders Morris Harris, a regional investment-banking firm headquartered in Houston, Texas, with a branch in New York City, where he resides. Mr. Powell served as Chairman of Marleau, Lemire USA and Vice Chairman of Marleau, Lemire Securities, Inc. between 1994 and 1996. Prior to his employment with Marleau, Lemire he served as a Senior Managing Director in the Corporate Finance Department of Bear Stearns & Co., from 1984 to 1994, with responsibilities for the Investment Banking effort both domestically and internationally. He is also a Director of Lawman Armour Corp., Bikers Dream Inc., World Water Corp., and a trustee of Salem-Teikyo University.

         Arthur L. Goldberg, Essential, LLC's Chief Financial Officer, was appointed on December 12, 2001. Mr. Goldberg has over twenty-five years of business experience in financial and operational management positions. He has negotiated and closed acquisitions, divestitures, licenses, joint ventures and major product purchases and sales both domestically and abroad. Additionally, he has negotiated and structured the funding of over $300 million from public and private sources, including initial public offerings and commercial banks and other lenders. Mr. Goldberg has since February 1999 been a partner of Tatum CFO Partners, LLC, a firm that provides chief financial officer services to companies. In that capacity, he served as the CFO of Register.com, Inc. (Nasdaq:
RCOM) where he was instrumental in making important infrastructure improvements and in implementing tax planning that resulted in significant savings. He was prior thereto a consultant to several small companies, during which time he also served as CFO of a privately owned hi-tech incubator, preparing the company for its next round of financing, preparing business plans and financial models and improving internal procedures and systems. From March 1996 until August 1998, he served as Vice Chairman, Chief Operating Officer and Chief Financial Officer of Complete Management, Inc., a physician practice management company. In October, 1999, Complete Management, Inc. filed for bankruptcy. Additionally, during his professional career, Mr. Goldberg held several CFO positions in various other enterprises, successfully implementing and managing equity financings as well as secured and unsecured debt and international trade finance transactions and facilities. He has over the course of his professional life served in various capacities, including divisional controller of a heavy manufacturing company, CEO of an import/export distribution business and operations manager of a group of manufacturing companies with annual revenues in excess of $100 million dollars. Mr. Goldberg is both a CPA and an attorney, with an MBA from the University of Chicago. His law degrees (JD and Masters of Laws in Taxation) are from New York University and his Bachelor degree is from The City College of New York.

         Reuben Levine, Essential, LLC's Chief Operating Officer, is responsible for day-to-day operations of Essential, LLC. Mr. Levine was the president of Biz Definitions LLC from March, 2000 until November of 2001, when he accepted his position with Essential, LLC. Prior thereto he was a vice president of Chase Manhattan Bank, where he spent six years leading some of its mission-critical business and technology transformation initiatives in its retail and wholesale operations. Most recently, he served as the Director of Business Development for the bank's Internet Division, Chase.com. While at Chase.com, Mr. Levine managed ongoing business development activities relating to numerous lines of business, which included initiating, screening and coordinating all aspects of over a dozen transactions. Additionally, Mr. Levine managed teams of over 30 internal staff members and external consultants for numerous high- priority process re-engineering initiatives. Throughout Chase's (and formerly Chemical Bank's) mergers, Mr. Levine managed organization-wide milestones throughout the bank's retail division that contained high-risk implications in the event of failure. From August 1993 to September, 1994, Mr. Levine was employed by BDO Seidman, where he held the title of Senior Analyst. He began his career in investment banking, with four years in Fortune 500 structured finance and trade finance while at Bankers Trust Company and Bank Leumi Trust Company of New York. Over the past year and a half he has also served as advisor to over a dozen technology start-ups in a broad range of industries. Mr. Levine holds professional certifications in the areas of strategic design and operational modeling/simulation, developed and facilitated by MIT and Stanford University graduate level programs.

         Martin Currie, Essential, LLC's Vice President of Business Development, is a seasoned marketing executive who has been immersed in the video game industry for over seven years. Prior to June, 2001, when Mr. Currie accepted his current position with Essential, LLC, he served as a consultant to various firms. From January, 1998 until January, 2001, he was Director of Marketing for Infogames, Inc. (formerly GT Interactive), where he oversaw the launch of numerous titles. From January, 1995 until December, 1997, Mr. Currie was Marketing Director for RDA International, an advertising agency for Acclaim Entertainment and GT Interactive, where he took a lead role in the development of various major marketing campaigns. Before entering the video game industry, Mr. Currie honed his marketing skills at a number of prestigious advertising and design agencies in New York City, including the Arnell Group where he worked on the Donna Karan and DKNY accounts, and Frankfurt Balkind Partners, where he worked on many high- profile projects.

         David Devor, Essential, LLC's Vice President of Marketing, is responsible for marketing and branding of Essential, LLC's products. Prior to joining ER, Mr. Devor founded and managed a large chain of home entertainment furnishings centers. Mr. Devor also has many years of experience managing private equity investments through his position with Devor Capital Investments LLC, which constituted the principal focus of his activities from 1991 until June of 1999, when he joined Essential, LLC. The investment firm specializes in high-tech companies with a primary focus on interactive entertainment, electronic gaming and Internet-related opportunities. On February 27, 1996, Mr. Devor pleaded guilty to the crime of offering a false instrument for filing. He received a three-year conditional discharge, paid $10,000, and was obligated to perform 40 hours of community service.

         Stanley Friedman, Essential, LLC's Vice President of Manufacturing, manages manufacturing and production control for Essential, LLC and has held this position since March, 2000. Mr. Friedman served as a consultant to various firms from October of 1999 to February of 2000. From September of 1998 to September of 1999, Mr. Friedman served as Head of Purchasing and Production at Gund, Inc. and was prior thereto employed by Eden, LLC, where he managed overseas vendors while directing daily purchasing, production, inventory control, quality assurance and logistics operations. He was also involved in Eden LLC's product forecasting and source selection, negotiation of purchase orders as well as recruiting, training and supervising managerial staff. He graduated with a Bachelor of Science degree in Accounting from Duquesne University in Pennsylvania and has completed graduate courses in Industrial Management and Cost Estimating. Mr. Friedman holds advanced licenses from the FAA and FCC, as well as USAF training in electronics.

         Aaron Gavios, Essential, LLC's Vice President of Sales and Distribution, is an experienced marketer of products and services with nearly twenty years of experience managing marketing and sales for large companies. From September 2000 until October 2001, he was Vice President of Business Development at K2 Digital, a leading Internet business strategy firm. In that position, he headed up K2's marketing and business development efforts, including the areas of public relations and strategic alliances. From March 1999 until September 2000, Mr. Gavios served as Vice President of Global Sales for MondoSoft, a Danish developer and marketer of Web site search engine technology (ASP solution). From September 1996 until March 1999, he was the Executive Vice President of DSTV Holdings, in which he developed and executed a successful marketing strategy for the sale of digital satellite television in a joint marketing effort with electric utility companies. From February 1994 until September 1996, Mr. Gavios was National Sales Manager at Rolodex, where he oversaw the sales growth of the Electronic Organizer Division. From February 1993 until February 1994, he was the Regional Sales Manager of the Eastern Region at Casio, where he helped successfully introduce several products including "My Magic Diary" and the "Z-7000 PDA." Prior to working at Casio, Mr. Gavios worked at Nintendo as an Area Sales Manager for the Eastern Region, and helped manage some of the firm's largest accounts, including Toys R Us, Kmart and KB Toys. While at Nintendo, he played an important role in rolling out the "World of Nintendo" store within a store concept. Mr. Gavios received his B.A. in Sociology from Brandeis University and his M.B.A. in Marketing/International Business from New York University (Stern) Graduate School of Business Administration.

         Richard Rubin, Essential, LLC's Vice President of Product Development, has twenty years of experience in engineering management positions. Prior to joining Essential, LLC in April, 2001, he was the vice president of Product Development for Akrion, a semiconductor equipment manufacturer, a position he held since November, 1999. Prior thereto, he was since June, 1998, the vice president of Engineering & Manufacturing for ActiMed Laboratories, a producer of medical devices. From April, 1995 through June, 1998, Mr. Rubin served as the Senior Engineering Program Manager/Operations Manager for Materials Research Corporation/Veeco Industries, Inc., a manufacturer of state-of-the-art sputtering cluster systems for the thin film industry. Before that he was Director of Engineering for Eden Toys, a global manufacturer and distributor of interactive toys, where he was employed since August, 1992. He has a Bachelor of Industrial Design degree from Rhode Island School of Design and has done advanced study in design in the United Kingdom at the City of London Polytechnic.

         Promptly following the Exchange Closing, the Company plans on hiring additional management personnel including but not limited to a full-time Chief Executive Officer. In addition, the Company anticipates that it will appoint up to five members for its Board of Directors.

         No family relationships exist between any of Essential, LLC's directors or executive officers.

          Except as set forth herein, no officer or director of Essential, LLC has, during the last five years: (i) been convicted in or is currently subject to a pending a criminal proceeding; (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to any Federal or state securities or banking laws including, without limitation, in any way limiting involvement in any business activity, or finding any violation with respect to such law, nor (iii) has any bankruptcy petition been filed by or against the business of which such person was an executive officer or a general partner, whether at the time of the bankruptcy of for the two years prior thereto.

                      MANAGEMENT'S DISCUSSION AND ANALYSIS

Overview

         Essential Reality, LLC ( "Essential, LLC") was formed as Freedom Multimedia, L.L.C. in the State of Delaware on July 9, 1998 and began active operations on June 1, 1999. Essential, LLC changed its name to Essential Reality, LLC effective December 29, 1999. Essential, LLC was formed to develop, manufacture and market a suite of computer peripheral devices, with initial emphasis on a product called "P5(TM)." P5(TM) is a device shaped in the form of a glove that controls the movement of the cursor on a computer screen. P5(TM) enables three-dimensional movement of the cursor as well as pitch, yaw and roll. P5(TM) is controlled by the user moving his hand or bending his fingers.

         Essential, LLC is in the development stage. Successful completion of Essential, LLC's development program and, ultimately, the attainment of profitable operations are dependent upon future events, including obtaining adequate financing to fulfill its development activities, and achieving a level of revenue adequate to support Essential, LLC's cost structure.

         Since its commencement, Essential, LLC has not generated revenues and has incurred significant recurring losses from operations, working capital deficit and deficit in members' capital. As a result, substantial doubt exists regarding Essential, LLC's ability to continue as a going concern. Management is attempting to obtain adequate resources for Essential, LLC to complete its development plan and produce, market and sell its primary product. Should management not be able to obtain the necessary financing, Essential, LLC would not be able to continue as a going concern. Management of Essential, LLC anticipates that the contemplated Exchange with JPAL, Inc. will lead to greater opportunities to obtain the requisite resources.

         Product development costs are expensed until such time as Essential, LLC determines that a product is technologically feasible. Product development costs are capitalized from such date until such time as product development is substantially complete. Capitalized product development costs will be amortized on the straight-line basis over the lesser of the estimated useful life of the product or three years. For the cumulative period from June 1, 1999 (Date of Commencement) to September 30, 2001, Essential, LLC has expensed all product development costs.

For the year ended December 31, 2000

         Revenue. For the year ended December 31, 2000, Essential, LLC has not recognized product-related revenues. Management of Essential, LLC does not anticipate recognizing product-related revenue until the first quarter of 2002 at the earliest.

         Interest income, which was earned from a note receivable for Members' capital as described in the Liquidity and Capital Resources section, was $104,652.

         Operating Expenses. For the year ended December 31, 2000, operating expenses totaled $1,521,672 compared to $221,804 for the period from June 1, 1999 to December 31, 1999. The increase is due to an increase in product development, marketing and general and administrative expenses.

         Product development costs consist of the fees paid to third-party developers and materials used in the development and manufacturing of P5(TM). Product development expense for the year ended December 31, 2000 was $405,308 compared to $221,524 for the period from June 1, 1999 to December 31, 1999. The increase is due to an increase in fees paid to third-party developers. Included in product development costs are $105,000 and $145,000 for the year ended December 31, 2000 and for the period from June 1, 1999 to December 31, 1999, respectively, paid to a company owned by an individual related to certain Members of Essential, LLC.

         Marketing consist of promotion, public relations, corporate identity, trade shows and related travel. Marketing expense for the year ended December 31, 2000 was $220,466. No such expenses were incurred in the period from June 1, 1999 to December 31, 1999.

         General and administrative expenses consisted principally of employee salaries and benefits, consulting, professional fees and facilities. General and administrative expenses for the year ended December 31, 2000 was $895,898. General and administrative expenses was $280 for the period June 1, 1999 to December 31, 1999. Included in general and administrative expenses are costs incurred of $147,840 by two entities that are related to certain members of LCG Capital Group, LLC ("LCG"), an entity that owns 50% of Essential, LLC. Such costs include consulting fees, employee salaries, occupancy, telephone and computer leases. In the case of employee salaries, costs are allocated to Essential, LLC based on the time each employee conducts business specific to Essential, LLC. In the case of the other expenses, costs are allocated based on a percentage of resources used by Essential, LLC.

         Net loss for the year ended December 31, 2000 was $1,418,954.

For the period ended September 30, 2001

         Revenue. For the nine-month period ended September 30, 2001, Essential, LLC has not recognized product- related revenues. Management of Essential, LLC does not anticipate recognizing product related revenue until the first quarter of 2002, at the earliest.

         Interest income, which was earned from the note receivable for Members' capital as described in the Liquidity and Capital Resources section, was $20,465.

         Operating Expenses. For the nine-month period ended September 30, 2001, operating expenses totaled $1,854,951.

         Interest expense for the nine-month period ended September 30, 2001 was $3,272, of which $1,597 was interest on advances from entities that are affiliated with LCG and $1,675 was incurred in relation to the bridge loans described in the Liquidity and Capital Resources section.

         Product development costs consist of the fees paid to third-party developers and materials used in the development and manufacturing. Product development expense for the nine-month period ended September 30, 2001 was $655,312.

         Marketing consist of promotion, public relations, corporate identity, trade shows and related travel. Marketing expense for the nine-month period ended September 30, 2001 was $389,562. Included in marketing expense is $66,400 paid to a company owned by certain Members of Essential, LLC.

         General and administrative expenses consisted principally of employee salaries and benefits, consulting, professional fees and facilities. General and administrative expenses for the nine-month period ended September 30, 2001 was $801,190. Included in general and administrative expenses are costs incurred of $141,800 by two entities that are related to certain Members of LCG. Such costs include consulting fees, employee salaries, occupancy, telephone and computer leases. In the case of employee salaries, costs are allocated to Essential, LLC based on the time each employee conducts business specific to Essential, LLC. In the case of the other expenses, costs are allocated based on a percentage of resources used by Essential, LLC.

         Net loss for the nine-month period ended September 30, 2001 was $1,854,951.

Liquidity and Capital Resources
         Since inception, Essential, LLC has not generated revenues and has incurred significant recurring losses from operations, working capital deficit and deficit in Members' capital. For the period from June 1, 1999 (date of commencement) to September 30, 2001, Essential, LLC has incurred losses of $3,478,516 and negative cash flow from operating activities and investing activities of $2,971,010 and $30,948, respectively.

         In December 1999, LCG acquired a 50% interest in Essential, LLC for an aggregate purchase price of $2,500,000. The consideration received was comprised of $500,000 in cash and a further $2,000,000 evidenced by a note. The note bore interest at the rate of 6% per annum, had a maturity date of December 13, 2002 and was secured by the membership interest of LCG. The debt due under the note was fully repaid in July, 2001.

         Cash provided by financing activities for the period from June 1, 1999 to September 30, 2001 was $3,002,426, which was derived principally from proceeds from the issuance of Members' capital of $500,000, proceeds from the repayments of note receivable for Members' capital in the amount of $2,000,000 and bridge loans in the amount of $400,000.

         Pursuant to the Contribution Agreement described above, a third party has arranged for bridge loans of up to $2,100,000. The bridge loans are unsecured and bear interest at the rate of 8 1/2 % per annum. However, interest does not begin to accrue until January 31, 2002 (unless such date is extended in accordance with the terms of the Contribution Agreement). The bridge loans, together with accrued interest thereon, become payable on the earlier to occur of (i) August 23, 2002, (ii) the closing of the Exchange or (iii) the sale or exchange of all or substantially all of the membership interests of Essential, LLC which would result in Essential, LLC receiving an infusion of $4.5 million in capital. The bridge loans include the issuance to the lenders of up to 840,000 warrants (the "Bridge Warrants," as more fully described under "Description of Securities" below) to purchase shares of Common Stock of the Company for an exercise price of $3 per such share. The Bridge Warrants expire in August 2004.

         Through September, 2001, Essential, LLC received total bridge loans of $400,000 from the Company. From October 1, 2001 through December 14, 2001, Essential, LLC received an additional $920,000 in bridge loans from the Company.

Plan of Operations
         Management of Essential, LLC does not anticipate recognizing product-related revenue until the first quarter of 2002, at the earliest.

         Product development expenses from October 1, 2001, through September 30, 2002, are expected to be approximately $2 million. The increase in product development is related to expenses incurred for tooling and new game development.

         Marketing is expected to be approximately $3.2 million from October 1, 2001, through September 30, 2002. The significant increase in marketing is due to anticipated advertising and promotion, trade shows and commission expenses. Approximately $1.5 million of the expected marketing costs of $3.2 million are expected to vary based on levels of sales volume.

         General and administrative expenses are expected to be approximately $3.3 million from October 1, 2001, through September 30, 2002. The increase in general and administrative is due to anticipated increases the number of employees resulting in higher salaries and benefits.

         Management of Essential, LLC expects that approximately $3 million will be required to purchase inventory and for other working capital purposes from October 1, 2001, through September 30, 2002.

         Management of Essential, LLC expects that the bridge loans will, upon completion of the Exchange, amount to an aggregate of $2,100,000.

         From October 1, 2001, through September 30, 2002, it is expected that Essential, LLC will require a total of approximately $12 million in cash or cash equivalents in order repay the bridge loans, complete its development plan and to begin to produce, market and sell its primary product. It is expected that approximately $4.5 million will be raised through the Exchange and the concomitantly conducted Private Placement (see "Material Terms of the Exchange," above).

         Management of Essential, LLC anticipates, based on currently proposed plans and assumptions relating to the implementation of its business plan (including the timetable of costs and expenses associated with, and success of, its marketing efforts), that the net proceeds of the Exchange, together with projected revenues from operations, will be sufficient to satisfy Essential, LLC's operations for approximately five months following the consummation of the Exchange. Essential, LLC anticipates that it will require an estimated $7.5 million from October 1, 2001, through September 30, 2002, in addition to the cash raised in connection with the Exchange. Management of Essential, LLC expects to raise the estimated additional cash required from the exercise of certain warrants and/or through an additional offering of its securities.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth ownership information as of the Record Date and immediately following the Exchange Closing, with respect to (i) each current director or executive officer of the Company, (ii) each current director and executive officer of Essential, LLC, (iii) all directors and executive officers of the Company and Essential, LLC as a group and (iii) each person known to the Company to be a beneficial owner of more than 5% of the outstanding voting securities of the Company. As of the Record Date, there were 8,645,260 shares of common stock and no shares of preferred stock outstanding (the "Preferred Stock"). Each share of common stock is entitled to one vote. Unless otherwise noted, the address of each of the individuals listed below is c/o Essential Reality, LLC, 253 West 28th Street, New York, New York 10001.


                                       Number of Shares          Percentage of          Number of Shares    Percentage of Shares
                                  Beneficially Owned as     Shares Owned as of        Beneficially Owned         Owned After the
Name                             of the Record Date (1)     the Record Date(2)     After the Exchange(3)             Exchange(4)
----                             ----------------------     ------------------     ---------------------             -----------

Frank Drechsler
17620 Oak Street
Fountain Valley, CA 92708                     5,100,260                   59.0                         0                       0

LCG Capital Group, LLC                                0                      0                 5,500,000                   35.04

Martin Abrams                                         0                      0                 2,750,660                   17.53

John Gentile                                          0                      0                 1,374,670                    8.76

Anthony Gentile                                       0                      0                 1,374,670                    8.76

Humbert B. Powell, III                                0                      0                         0                       0

Arthur L. Goldberg                                    0                      0                         0                       0

Reuben Levine                                         0                      0                         0                       0

Martin Currie                                         0                      0                         0                       0

David Devor                                           0                      0                         0                       0

Stanley Friedman                                      0                      0                         0                       0

Aaron Gavios                                          0                      0                         0                       0

Richard Rubin                                         0                      0                         0                       0

All directors and executive
officers as a group                           5,100,260                   59.0                11,000,000                   70.09

---------------

(1) Beneficial ownership is determined in accordance with the Rule 13d-3(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and generally includes voting or investment power with respect to securities. Except as subject to community property laws, where applicable, the person named above has sole voting and investment power with respect to all shares of the Company's common stock shown as beneficially owned by him.

(2) Based on 8,645,260 shares of the Company's common stock outstanding. Excludes all outstanding warrants.

(3) The table presumes that 11,000,000 Exchange Shares will be issued to the Members of Essential, LLC.

(4) Based on 15,695,055 shares of the Company's common stock outstanding. Includes 1,850,000 shares issued in the Private Placement and presumes that 11,000,000 shares will be issued in the Exchange. Excludes all outstanding warrants.


                            Stockholder Vote Required

         Ratification of the Contribution Agreement will, pursuant to Section 120 of Chapter 92A, Mergers and Exchanges of Interest, Title 7, Business Associations; Securities; Commodities, of the Nevada Revised Statutes (the "NRS"), require the affirmative vote of a majority of the shares entitled to be cast therefor. PLEASE NOTE THAT THE COMPANY'S CONTROLLING STOCKHOLDER HAS ALREADY INFORMED THE COMPANY THAT HE WILL BE VOTING "FOR" ALL OF THE PROPOSALS SET FORTH HEREIN. THE NUMBER OF VOTES HELD BY THE CONTROLLING STOCKHOLDER IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR EACH OF THE PROPOSALS AND, THEREFORE, NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE ANY OF THE PROPOSALS.

         The Sole Director recommends that the Stockholders vote "FOR" the proposal to approve the Contribution Agreement and the Exchange.

                                   PROPOSAL 2

            APPROVAL OF AMENDMENT I TO THE ARTICLES OF INCORPORATION

General

         The Company has executed and submitted for Stockholder approval the Contribution Agreement attached hereto as Exhibit A (see "Proposal 1- Approval of the Exchange"). Pursuant to the terms of the Contribution Agreement, the Company shall change its name to "Essential Reality, Inc."

         The Sole Director has approved and recommends that the Stockholders approve an amendment to the Company's Articles of Incorporation, in the event the Exchange is approved, changing the Company's name to "Essential Reality, Inc."

         Assuming the Exchange is consummated, the Sole Director believes that the new name, "Essential Reality, Inc.," will promote public recognition and more accurately reflect the Company's new business. If this proposal, as well as Proposal 1, are approved by the Stockholders, this Amendment I to the Articles of Incorporation as attached hereto collectively with Amendment II as Exhibit B will become effective upon the filing of the Articles of Exchange with the Secretary of State of the State of Nevada, which filing is expected to take place promptly following the Exchange Closing.

                            Stockholder Vote Required

         Approval of the proposal to change the Company's name will, pursuant to
Section 390 of Chapter 78, Private Corporations, Title 7, Business Associations; Securities; Commodities, of the NRS, require the affirmative vote of a majority of the shares entitled to be cast therefor. PLEASE NOTE THAT THE COMPANY'S CONTROLLING STOCKHOLDER HAS ALREADY INFORMED THE COMPANY THAT HE WILL BE VOTING "FOR" ALL OF THE PROPOSALS SET FORTH HEREIN. THE NUMBER OF VOTES HELD BY THE CONTROLLING STOCKHOLDER IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR EACH OF THE PROPOSALS AND, THEREFORE, NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE ANY OF THE PROPOSALS.

         The Sole Director recommends that the Stockholders vote "FOR" the approval of this proposal to change the Company's name to Essential Reality, Inc.

                                   PROPOSAL 3

            APPROVAL OF AMENDMENT II TO THE ARTICLES OF INCORPORATION

General

         The Sole Director has approved and recommends that the Stockholders approve an amendment to the Company's Articles of Incorporation, in the event the Exchange is approved, whereby Blank Check Preferred Stock is provided for.

         Assuming the Exchange is consummated, the Sole Director believes that the authorization of Blank Check Preferred Stock will enable the Company to appropriately meet future needs. The Company already has five million (5,000,000) shares of preferred stock authorized. This proposal, if approved by the Stockholders, will not increase the number of such shares authorized.

         Amendment II is being sought because the Board of Directors believes that it is advisable and in the best interests of the Company to have available shares of preferred stock to provide the Company with greater flexibility in financing the continued operations of the Company and undertaking capital restructuring, financing and future acquisitions. The Company believes that the Blank Check Preferred Stock will provide the Company with a capital structure better suited to meet its short and long term capital needs. Having Blank Check Preferred Stock will permit the Company to negotiate the precise terms of an equity instrument by simply creating a new series of preferred stock without incurring the cost and delay in obtaining stockholder approval. This will allow the Company to more effectively negotiate with, and satisfy the precise financial criteria of, any investor or transaction in a timely manner.

         Consequently, once authorized, the dividend or interest rates, conversion rates, voting rights, redemption prices, maturity dates and similar characteristics of such preferred stock will be determined by the Company's Board of Directors, without the necessity of obtaining approval of the Stockholders.

         If this proposal, as well as Proposals 1 & 2, are approved by the Stockholders, this Amendment II to the Articles of Incorporation as attached hereto collectively with Amendment I as Exhibit B will become effective upon the filing of the Articles of Exchange with the Secretary of State of the State of Nevada, which filing is expected to take place promptly following the Exchange Closing.

                            Stockholder Vote Required

         Approval of the proposal to provide for Blank Check Preferred Stock will, pursuant to Section 390 of Chapter 78, Private Corporations, Title 7, Business Associations; Securities; Commodities, of the NRS, require the affirmative vote of a majority of the shares entitled to be cast therefor. PLEASE NOTE THAT THE COMPANY'S CONTROLLING STOCKHOLDER HAS ALREADY INFORMED THE COMPANY THAT HE WILL BE VOTING "FOR" ALL OF THE PROPOSALS SET FORTH HEREIN. THE NUMBER OF VOTES HELD BY THE CONTROLLING STOCKHOLDER IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR EACH OF THE PROPOSALS AND, THEREFORE, NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE ANY OF THE PROPOSALS.

         The Sole Director recommends that the Stockholders vote "FOR" the approval of this proposal to provide for Blank Check Preferred Stock.

                                   PROPOSAL 4

                    APPROVAL OF THE 2001 STOCK INCENTIVE PLAN

         At the Meeting a vote will be taken on a Proposal to approve the adoption of the Company's 2001 Stock Incentive Plan (the "2001 Plan"), which contains 3,500,000 shares of Common Stock available for grant thereunder. The 2001 Plan was adopted by the Board of Directors on December 18, 2001. A copy of the 2001 Plan is attached hereto as Exhibit C. As of the date of this Proxy Statement, no options to purchase shares of Common Stock or other rights has been granted to any person under the 2001 Plan.

         The benefits and amounts to be derived under the 2001 Plan are not determinable.

Description of the 2001 Plan

         The following is a brief summary of certain provisions of the 2001 Plan, which summary is qualified in its entirety by the actual text of the 2001 Plan attached hereto as Exhibit C.

         The Purpose of the 2001 Plan. The purpose of the 2001 Plan is to provide additional incentive to the directors, officers, employees and consultants of the Company who are primarily responsible for the management and growth of the Company. Each option shall be designated at the time of grant as either an incentive stock option (an "ISO") or as a non-qualified stock option (a "NQSO"). The Board of Directors believes that the ability to grant stock options (the "Options") to employees which qualify for ISO treatment provides an additional material incentive to certain key employees. The Internal Revenue Code requires that ISOs be granted pursuant to an option plan that receives stockholder approval within one year of its adoption. The Company adopted the 2001 Plan in order to comply with this statutory requirement and preserve its ability to grant ISOs.

         Administration of the 2001 Plan. The 2001 Plan shall be administered by the Board of Directors of the Company, or by any committee that the Company may in the future form and to which the Board of Directors may delegate the authority to perform such functions (in either case, the "Administrator"). The Board of Directors shall appoint and remove members of the committee in its discretion. In the event that the Company establishes such a committee and is required to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Section 162(m) of the Internal Revenue Code (the "Code"), the committee shall, in the Board of Director's discretion, be comprised solely of "non-employee directors" within the meaning of said Rule 16b-3 and "outside directors" within the meaning of Section 162(m) of the Code, which individuals shall serve at the pleasure of the Board. Notwithstanding the foregoing, the Board of Directors, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the 2001 Plan.

         Subject to the other provisions of the 2001 Plan, the Administrator shall have the authority, in its discretion: (i) to grant Options, stock appreciation rights ("Stock Appreciation Rights"), restricted stock ("Restricted Stock") and other equity incentives or stock based awards ("Equity Incentives"), all of which are referred to collectively as "Rights"; (ii) to determine, subject to the provisions of the 2001 Plan, the fair market value of the shares of Common Stock underlying the 2001 Plan; (iii) to determine the exercise price of Options and other Rights granted and means thereof; (iv) to determine the persons to whom, and the time or times at which, Rights shall be granted, and the number of shares subject to each Right; (v) to interpret the 2001 Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to the 2001 Plan; (vii) to determine the terms and provisions of each Right granted (which need not be identical), including but not limited to, the time or times at which Options or other Rights shall be exercisable; (viii) with the consent of the optionee, to modify or amend any Right; (ix) to defer (with the consent of the optionee) the exercise date of any Option or other Right; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of a Right; and (xi) to make all other determinations deemed necessary or advisable for the administration of the 2001 Plan.

         Shares of Stock Subject to the 2001 Plan. Subject to the conditions outlined below, the total number of shares of stock which may be issued pursuant to Rights granted under the 2001 Plan shall not exceed 3,500,000 shares of Common Stock, $.001 par value per share.

         The number of shares of Common Stock subject to Rights granted pursuant to the 2001 Plan may be adjusted under certain conditions. If the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate adjustments shall be made by the Administrator including but not limited to, in
(i) the number and class of shares of stock subject to the 2001 Plan, and (ii) the exercise price of each outstanding Option and Stock Appreciation Right; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board of Directors in its sole discretion.

         In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the shares of Common Stock underlying the 2001 Plan, the Administrator shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the 2001 Plan and in the number and exercise price of shares subject to outstanding Options granted under the 2001 Plan, to the end that after such event each Optionee's proportionate interest shall be maintained as immediately before the occurrence of such event. The Administrator shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any ISOs previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments shall also be made in the case of outstanding Stock Appreciation Rights and Restricted Stock granted under the 2001 Plan.

         Stock Appreciation Rights. Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at the time of grant. Unless otherwise provided, Stock Appreciation Rights shall become immediately exercisable and shall remain exercisable until expiration, cancellation or termination of the award. Such rights may be exercised in whole or in part by giving written notice to the Company.

         Restricted Stock. Restricted Stock may be granted under the 2001 Plan aside from, or in association with, any other award and shall be subject to certain conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the 2001 Plan, as the Administrator shall deem desirable. A grantee shall have no rights to an award of Restricted Stock unless and until such grantee accepts the award within the period prescribed by the Administrator and, if the Administrator shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Administrator. Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied. Shares of Restricted Stock are not transferable until the date on which the Administrator has specified such restrictions have lapsed.

         Other Equity Incentives or Stock Based Awards. The Administrator may grant Equity Incentives (including the grant of unrestricted shares) to such key persons, in such amounts and subject to such terms and conditions, as the Administrator shall in its discretion determine, subject to the provisions of the 2001 Plan. Such awards may entail the transfer of actual shares of Common Stock to 2001 Plan participants, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

         Participation. Every person who at the date of grant of an option is an employee of the Company or of any Affiliate (as defined below) of the Company is eligible to receive NQSOs, ISOs and other Rights under the 2001 Plan. Every person who at the date of grant is an advisor or consultant to, or non-employee director of, the Company or any Affiliate (as defined below) of the Company is eligible to receive NQSOs and other Rights under the 2001 Plan. The term "Affiliate" as used in the 2001 Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term "employee" includes an officer or director who is an employee of the Company. The term "consultant" includes persons employed by, or otherwise affiliated with, a consultant.

         Option Price. The purchase price of each share of Common Stock purchasable under an ISO shall be determined by the Administrator at the time of grant, but shall not be less than 100% of the fair market value of such share of Common Stock on the date the ISO is granted; provided, however, that with respect to an optionee who, at the time such ISO is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share shall be at least 110% of the fair market value per share of Common Stock on the date of grant. The purchase price of each share of Common Stock purchasable under an NQSO shall not be less than 50% of the fair market value of such share of Common Stock on the date the NQSO is granted; provided, however, that if an option granted to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated officers is intended to qualify as performance-based compensation under Section 162(m) of the Code, the exercise price of such Option shall not be less than 100% of the fair market value of such share of Common Stock on the date the Option is granted.

         Term of the Rights. The Administrator, in its sole discretion, shall fix the term of each Right, provided that the maximum term of a Right shall be ten years. ISOs granted to a 10% Stockholder shall expire not more than five years after the date of grant. The 2001 Plan provides for the earlier expiration of Rights in the event of certain terminations of employment of the holder.

         Restrictions on Grant and Exercise. Except with the express written approval of the Administrator which approval the Administrator is authorized to give only with respect to NQSOs, no Option granted under the 2001 Plan shall be assignable or otherwise transferable by the optionee except by will or by operation of law. During the life of the optionee, an option shall be exercisable only by the optionee.

         Termination of the 2001 Plan. The 2001 Plan shall terminate within ten years from the date of its adoption by the Board of Directors.

         Termination of Employment. If for any reason other than death or permanent and total disability, an optionee ceases to be employed by the Company or any of its Affiliates (such event being called a "Termination"), Options and Stock Appreciation Rights held at the date of Termination (to the extent then exercisable) may, unless otherwise determined by the Administrator, be exercised in whole or in part at any time within thirty days of the date of such Termination, or such other period of not less than thirty days after the date of such Termination as was specified by the Administrator at time of grant (but in no event after the expiration date of the Option or Stock Appreciation Right (the "Expiration Date")). Unless otherwise determined by the Administrator, if an optionee dies or becomes permanently and totally disabled while employed by the Company or an Affiliate or within the period that the Option or Stock Appreciation Right remains exercisable after Termination, Options and Stock Appreciation Rights then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee's personal representative or by the person to whom the Option or Stock Appreciation Right is transferred by devise or the laws of descent and distribution, at any time within twelve months after the death or thirty days after the permanent and total disability of the optionee (but in no event after the Expiration Date).

         Amendments to the 2001 Plan. The Board of Directors may at any time amend, alter, suspend or discontinue the 2001 Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding Rights. No amendment, alteration, suspension or discontinuance shall require Stockholder approval unless (i) stockholder approval is required either to (a) preserve incentive stock option treatment for federal income tax purposes, or (b) be consistent with Section 14 of the 2001 Plan, or (ii) the Board of Directors otherwise concludes that stockholder approval is advisable.

         Tax Treatment of the Options. Under the Code, neither the grant nor the exercise of an ISO is a taxable event to the optionee (except to the extent an optionee may be subject to alternative minimum tax); rather, the optionee is subject to tax only upon the sale of the Common Stock acquired upon exercise of the ISO. Upon such a sale, the entire difference between the amount realized upon the sale and the exercise price of the option will be taxable to the optionee. Subject to certain holding period requirements, such difference will be taxed as a capital gain rather than as ordinary income. Optionees who receive NQSOs will be subject to taxation upon exercise of such options on the spread between the fair market value of the Common Stock on the date of exercise and the exercise price of such options. This spread is treated as ordinary income to the optionee, and the Company is permitted to deduct as an employee expense a corresponding amount. NQSOs do not give rise to a tax preference item subject to the alternative minimum tax.

                             EXECUTIVE COMPENSATION

         No cash or other compensation has been awarded to, earned by or paid to either Mr. Ryan Neely, who served as the Company's President, Secretary and director from March, 2000 through June 25, 2001 or Mr. Jason Ortega, who served as its Treasurer and director, from April 16, 2000, through June 25, 2001. Mr. Frank Drechsler succeeded Mr. Neely as the President, Secretary and director of the Company on June 25, 2001. The size of the Board of Directors was reduced to one member and there are no officers other than Mr. Drechsler.

         Mr. Drechsler has not received any compensation for his services as an officer and director of the Company. He will resign pursuant to the Contribution Agreement.

         The Company does not provide its officers or employees with pension, stock appreciation rights, long-term incentive or other plans and has no present intention of implementing any of these plans, with the exception of the 2001 Plan. In the future, the Company may offer stock options to employees, non-employee members of the Board of Directors and/or consultants; however, no options have been granted as of the date hereof. It is possible that the Company may in the future establish various executive incentive programs and other benefits, including reimbursement for expenses incurred in connection with its operations, company automobiles and life and health insurance but none has yet been granted. The provisions of these plans and benefits will be at the discretion of the Board of Directors.

         The Company's Directors receive no compensation pursuant to any standard arrangement for their services as directors.

Employment Agreements
         The Company has no employment agreement with Mr. Frank Drechsler, its President, Secretary and Sole Director.

Indemnification
         The Company's Amended and Restated Articles of Incorporation include provisions to indemnify its officers and directors against damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer; provided, however, that the liability of such officers and directors shall not be indemnified in the case of (i) acts or omissions which involved intentional misconduct, fraud or a knowing violation of law, or
(ii) the payment of dividends in violation of Section 78.300 of the NRS.

         The Company's Bylaws provide the power to indemnify any director, officer, employee or agent of the Company or any person serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise to the fullest extent permitted by the laws of the State of Nevada.

         Under the NRS, the Company may indemnify its officers and directors for various expenses and damages resulting from their acting in those capacities. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to the officers, directors or persons controlling the Company pursuant to those provisions, counsel has informed the Company that, in the opinion of the Commission, indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

                            DESCRIPTION OF SECURITIES

         The Company's authorized capital stock consists of 50,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. As of the date hereof, there were issued and outstanding 8,645,260 shares of Common Stock, and no shares of Preferred Stock.

Common Stock
         On June 14, 2001 the Company redeemed 2,068,417 shares of its common stock for $2,068. These shares of common stock were previously held by a total of 27 of the Company's stockholders, including Messrs. Neely and Ortega.

         On July 2, 2001, the Company declared a stock split effected in the form of a dividend to stockholders of record on June 14, 2001. The payment date for the stock split was July 5, 2001. Four additional shares of Common Stock were issued for each one such share issued and outstanding. As a result of the stock split, each stockholder of record as of such date received four additional shares of Common Stock for each share of Common Stock owned as of the record date. Following the stock split, the Company had 8,645,260 shares of $.001 par value Common Stock issued and outstanding.

         Voting Rights. The holders of shares of Common Stock are entitled to one vote for each share on all matters to be voted on by stockholders. There is no cumulative voting with respect to the election of the Company's directors or any other matter. Therefore, the holders of more than 50% of the shares voted for the election of directors can elect all of the directors.

         Dividends; Redemption; Liquidation. The holders of shares of Common Stock are entitled to receive dividends when, as and if declared by the Board of Directors from funds legally available therefor. Cash dividends are at the sole discretion of the Board of Directors. In the event of the Company's liquidation, dissolution or winding up, the holders of shares of Common Stock are entitled to participate ratably in all assets remaining available for distribution to them after payment of the Company's liabilities and after provision has been made for each class of stock, if any, having any preference in relation to the Common Stock.

         The Company has never declared or paid a cash dividend on the capital stock, nor does it expect to pay cash dividends on the Common Stock within the foreseeable future. The Company currently intends to retain its earnings, if any, for use in its business. Any dividends declared in the future will be at the discretion of the Board of Directors and subject to any restrictions that may be imposed by the Company's lenders.

         Holders of shares of Common Stock have no preemptive rights.

Preferred Stock
         The Company is authorized to issue 5,000,000 shares of preferred stock, par value $.001 per share ("Preferred Stock"), none of which is outstanding. The Board of Directors will, if Amendment II is approved, be vested with authority to divide the class of shares of Preferred Stock into series and to fix and determine the relative rights and preferences of the shares of any such series (see "Proposal 3" above).

Warrants
         The Company has received bridge financing in the amount of $1,320,000 to date. For every $10 loaned to the Company in the bridge financings, the lender shall receive warrants (the "Bridge Warrants") to purchase four shares of Common Stock. In addition, the Company may borrow up to an additional aggregate principal amount of $780,000 in bridge financings. Therefore, assuming that the Company borrows the maximum amount, there will immediately prior to the Exchange Closing be outstanding warrants to purchase 840,000 shares of Common Stock issued in connection with bridge financings.

         The Bridge Warrants expire in August 2004 and are exercisable at $3.00 per share of Common Stock.

         The Bridge Warrants are callable under certain conditions: (i) 90% of such Bridge Warrants shall be callable upon the earlier to occur of the following events; (a) the functional integration of the X, Y, Z, yaw, pitch and roll functions into an existing application, to be determined in good faith by the Company's Board of Directors, or (b) the production of 100 software development kits, including hardware and (ii) the remaining 10% of such Bridge Warrants may be called by the Company when the price of a share of Common Stock is trading at or above $13.00 for 30 consecutive trading days; provided, however, that in neither case may any Bridge Warrants be called unless the shares of Common Stock underlying such Bridge Warrants have been registered for sale under the Securities Act.

Change in Control
         A director may be removed, whether with or without cause, solely upon the affirmative vote of holders of no less than two thirds of the issued and outstanding shares entitled to vote on the election of directors. In addition, if a director is elected by a certain group of stockholders, only holders of such shares are entitled to vote on the removal of such director.

Transfer Agent
         The Company's transfer agent is Pacific Stock Transfer Company. The transfer agent's mailing address is 500 East Warm Springs Road, Suite 240, Las Vegas, Nevada, 89119.

                            Stockholder Vote Required

         Approval of the Company's 2001 Plan requires the affirmative vote of the holders of a majority of the shares of the Company's common stock present in person or represented by proxy at the Meeting. PLEASE NOTE THAT THE COMPANY'S CONTROLLING STOCKHOLDER HAS ALREADY INFORMED THE COMPANY THAT HE WILL BE VOTING "FOR" ALL OF THE PROPOSALS SET FORTH HEREIN. THE NUMBER OF VOTES HELD BY THE CONTROLLING STOCKHOLDER IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR EACH OF THE PROPOSALS AND, THEREFORE, NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE ANY OF THE PROPOSALS.

         The Sole Director recommends that the Stockholders vote "FOR" approval of this proposal to adopt the 2001 Plan.

                                   PROPOSAL 5

           RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS

General

         Deloitte & Touche LLP is the current independent auditors for Essential, LLC and Leslie, Thomas, Schwarz & Postma, Inc. ("LTSP") is the current independent auditors for the Company. In contemplation of the Exchange, the Sole Director is recommending appointing Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2001. The Company had no disagreements with LTSP in the fiscal year ended December 31, 2000 on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. LTSP's report on the Company's financial statements for the fiscal year ended December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles. The Company has not consulted Deloitte & Touche LLP regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements.

         Representatives of Deloitte & Touche LLP and LTSP are not expected to be present at the Meeting. In the event representatives do attend the Meeting, each of them will have an opportunity to make a statement should any of them desire to do so, and they would be expected to be available to respond to appropriate questions.

Audit Fees
         LTSP billed the Company an aggregate of $12,950 for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 included in the Company's annual report on Form 10-KSB and for the review of the Company's interim financial statements included in the Company's quarterly reports on Form 10- QSB for the periods ended March 31, 2000, June 30, 2000 and September 30, 2000.

Financial Information Systems Design and Implementation Fees
         LTSP did not render any professional services related to financial information systems design and implementation for the fiscal year ended December 31, 2000.

All Other Fees
         LTSP did not render any other professional services, other than those discussed above, for the fiscal year ended December 31, 2000.

         Since LTSP did not receive fees from the Company other than audit fees, the Sole Director has considered and believes that LTSP has maintained its independence from the Company.

                            Stockholder Vote Required

         The ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2001, requires the affirmative vote of a majority of the shares of voting stock present in person or represented by proxy at the Meeting. PLEASE NOTE THAT THE COMPANY'S CONTROLLING STOCKHOLDER HAS ALREADY INFORMED THE COMPANY THAT HE WILL BE VOTING "FOR" ALL OF THE PROPOSALS SET FORTH HEREIN. THE NUMBER OF VOTES HELD BY THE CONTROLLING STOCKHOLDER IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR EACH OF THE PROPOSALS AND, THEREFORE, NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE ANY OF THE PROPOSALS.

         The Sole Director recommends that the Stockholders vote "FOR" the approval of this proposal to appoint Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

                            GENERAL AND OTHER MATTERS

         Management knows of no matters other than the matters described above that will be presented to the Meeting. However, if any other matters properly come before the Meeting, or any of its postponements or adjournments, the person or persons voting the proxies will vote them in accordance with his or their best judgment on such matters.

                             SOLICITATION OF PROXIES

         The Company is making the solicitation of proxies and will bear the costs associated therewith. Solicitations will be made by mail only. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy material to beneficial owners of the Company's Common Stock.

                              STOCKHOLDER PROPOSALS

         The Board of Directors has not yet determined the date on which the next annual meeting of Stockholders of the Company will be held. Any proposal by a Stockholder intended to be presented at the Company's next annual meeting of Stockholders must be received at the offices of the Company a reasonable amount of time prior to the date on which the information or proxy statement for that meeting are mailed to Stockholders in order to be included in the Company's information or proxy statement relating to that meeting.

By Order of the Board of Directors,

/s/ Frank Drechsler
-----------------------------------
Frank Drechsler,
Sole Director
December 19, 2001

                                                                    Exhibit A(1)







                             CONTRIBUTION AGREEMENT

                                   dated as of

                                 August 23, 2001

                                  by and among

                                   JPAL, INC.,

                             ESSENTIAL REALITY, LLC,

                                 MARTIN ABRAMS,

                                  JOHN GENTILE,

                                 ANTHONY GENTILE

                                       and

                             LCG CAPITAL GROUP, LLC

                             CONTRIBUTION AGREEMENT

         CONTRIBUTION AGREEMENT dated as of August 23, 2001 (this "Agreement"), by and among ESSENTIAL REALITY, LLC, a Delaware limited liability company (the "Company"), JPAL, INC., a Nevada corporation ("JPAL"), and MARTIN ABRAMS, JOHN GENTILE, ANTHONY GENTILE and LCG CAPITAL GROUP, LLC (collectively referred to as the "Company Members").

                  WHEREAS, the Company and JPAL have determined that a business combination between JPAL and the Company, to be effected by a transfer described in Section 1.1 herein (the "Exchange") by the Company Members of all of their respective membership interests in the Company (the "Membership Interests") to JPAL in exchange for an aggregate of up to 11,000,000 shares (the "Contribution Shares") of common stock, par value $.001 per share, of JPAL (the "Common Stock"), upon the terms and subject to the conditions set forth herein, is advisable and in the best interests of their respective companies, members and stockholders, and presents an opportunity for their respective companies to achieve long-term strategic and financial benefits;

                  WHEREAS, JPAL (i) has determined that the Exchange is fair to, and in the best interests of, JPAL and its stockholders, (ii) has approved and declared the advisability of entering into this Agreement, and (iii) has recommended the approval and adoption of this Agreement by its stockholders;

                  WHEREAS, Frank Drechsler ("Drechsler") owns more than 50% of the outstanding Common Stock and has consented in writing to the approval and adoption of this Agreement and the Exchange;

                  WHEREAS, simultaneous with the Exchange, JPAL shall have consummated a private placement of up to 1,500,000 shares (the "Private Placement Shares") of Common Stock (the "Private Placement") and received net proceeds of at least $4,500,000 plus an amount of cash sufficient to pay off all of the debts listed on Schedule 3.9 hereto (the "Original Loans"), including principal and interest thereon, which Private Placement is conditioned upon consummation of the Exchange;

                  WHEREAS, in addition to the Private Placement Shares, JPAL shall, at the request of the Company, issue in the Private Placement additional shares of Common Stock (the "Additional Private Placement Shares") to purchasers introduced by the Company, on the same terms and valuation as the Private Placement Shares, for net proceeds of up to $750,000;

                  WHEREAS, the Exchange is conditioned upon consummation of the Private Placement;

                  WHEREAS, at the Closing (as defined herein) the aggregate of the Private Placement Shares, the Additional Private Placement Shares and the Contribution Shares will represent ownership of JPAL stock possessing at least 80% of the total combined voting power of all classes of JPAL stock entitled to vote and at least 80% of the total number of shares of all other classes of JPAL stock; and

                  WHEREAS, the parties hereto intend that the Exchange qualify for income tax purposes as a tax-free exchange pursuant to Section 351 of the Internal Revenue Code of 1986, as amended (the "Code").

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE 1
                                  The Exchange

         Section 1.1       Exchange.

         (a) JPAL's transfer agent, Pacific Stock Transfer Company, shall act as the exchange agent (the "Exchange Agent") for the purpose of exchanging Membership Interests for the Contribution Shares. At or prior to the Closing, JPAL shall deliver to the Exchange Agent 11,000,000 shares of Common Stock (less any Additional Placement Shares sold) to be used as the Contribution Shares.

         (b) At the Closing (as defined in Section 1.3 hereof), and subject to the terms and conditions of this Agreement, the Company Members shall contribute their respective Membership Interests, as such Membership Interests are set forth on Schedule 1.1 hereto, to JPAL in exchange for the Contribution Shares.

         (c) If any portion of the Contribution Shares is to be delivered to any Person other than the Company Members, it shall be a condition that such Person shall pay to the Exchange Agent any transfer or other taxes (as defined in Section 11.13) required as a result of such delivery to other than the Company Member or establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.

         Section 1.2 JPAL's Stockholders' Approval. Drechsler is the holder of more than 50% of the outstanding shares of Common Stock. The written consent of Drechsler to the approval and adoption of this Agreement and the Exchange is attached as Exhibit A hereto. No other approval of JPAL's stockholders is required in order to consummate the Exchange.

         Section 1.3 Closing. The closing of the Exchange and the other transactions contemplated by this Agreement (the "Closing") shall take place at 11:00 a.m. on a date to be specified by the parties, which shall be the date of satisfaction (or waiver in accordance with this Agreement) of all of the conditions set forth in Article 9 (the "Closing Date"), unless another time or date is agreed to by the parties hereto. The Closing shall be held at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, 505 Park Avenue, New York, New York 10022.

                                    ARTICLE 2
                                JPAL Post-Closing

         Section 2.1 Charter Amendments. JPAL shall take all necessary corporate action and file all necessary documents with the state of Nevada to effect the following changes to its Certificate of Incorporation as of the Closing: (i) permit a staggered Board of Directors, if requested by the Management Company of the Company, and (ii) change its name to "Essential Reality, Inc.".

         Section 2.2 Resignation of Directors and Officers. Effective as of the Closing, each of the Officers and Directors of JPAL then in office, shall resign.

         Section 2.3 Appointment of New Directors and Officers. Effective as of the Closing, the Officers and Managers of the Company immediately prior to the Closing shall assume their respective positions as Officers and Directors of JPAL, as determined by the Management Company of the Company prior to the Closing.


                                    ARTICLE 3
                     Representations and Warranties of JPAL

         JPAL represents and warrants to the Company that:

         Section 3.1 Corporate Existence and Power. JPAL is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted, except for those licenses, authorizations, permits, consents and approvals the absence of which would not, individually or in the aggregate, have a Material Adverse Effect (as defined in Section 11.13) on JPAL. JPAL is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect on JPAL. JPAL has heretofore delivered to the Company true and complete copies of the certificate of incorporation and by-laws of JPAL as currently in effect.

         Section 3.2 Authorization.

         (a) The execution, delivery and performance by JPAL of this Agreement, the performance of its obligations hereunder, and the consummation of the transactions contemplated hereby are within JPAL's corporate powers and have been duly authorized by all necessary corporate action. The affirmative vote of the holders of more than 50% of the outstanding shares of JPAL Common Stock is the only action of JPAL necessary in connection with its execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the Exchange. This Agreement has been duly and validly executed and delivered by JPAL and is a legal, valid and binding obligation of JPAL, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights generally or by general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

         (b) JPAL's Boards of Directors, at a meeting duly called and held, has unanimously (i) determined that this Agreement and the transactions contemplated hereby, including the Exchange, are fair to and in the best interests of its stockholders, (ii) approved and adopted this Agreement and the transactions contemplated hereby, including the Exchange, which approval satisfies in full any applicable requirements of Nevada Law, and (iii) resolved to recommend, and recommended, approval and adoption of this Agreement by the holders of the Common Stock.

         Section 3.3 Governmental Authorization. The execution and delivery of this Agreement and the performance by JPAL of its obligations under this Agreement relating to the Closing and the transactions contemplated hereby require no action by or in respect of, or filing with, any governmental body, agency, official or authority other than (a) compliance with any applicable requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934 ("Exchange Act"), foreign or state securities laws or regulations of various states ("Blue Sky Laws") or takeover laws, and (b) any other filings, approvals or authorizations which, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect on JPAL, or materially impair the ability of JPAL to consummate the Exchange and the transactions contemplated by this Agreement.

         Section 3.4 Non-contravention. The execution and delivery by JPAL of this Agreement and the consummation by JPAL of the transactions contemplated hereby and performance of its obligations under this Agreement do not and will not (i) violate JPAL's Certificates of Incorporation or By-Laws, (ii) violate any applicable law, rule, regulation, judgment, injunction, order or decree,
(iii) require any consent or other action by any Person under, constitute a default under, result in a violation of, conflict with, or give rise to any right of termination, cancellation or acceleration of any right or obligation of JPAL, or to a loss of any benefit to which JPAL is entitled under any provision of any agreement or other instrument binding upon JPAL, or any license, franchise, permit, certificate, approval or other similar authorization affecting, or relating in any way to, the assets or business of JPAL, or (iv) result in the creation or imposition of any Lien (as defined herein) on any asset of JPAL. "Lien" means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest, encumbrance or other adverse claim of any kind in respect of such property or asset.

         Section 3.5 Capitalization.

         (a) The authorized capital stock of JPAL consists of 50,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $.001 per share ("Preferred Stock"). As of the date of this Agreement, the outstanding capitalization of JPAL consists of (i) 8,645,260 shares of Common Stock, (ii) no shares of Preferred Stock, and (iii) no options and warrants to purchase shares of Common Stock. The list of stockholders attached hereto as Schedule 3.5 is the true and correct list of holders of record of outstanding shares of Common Stock on the date hereof. All outstanding shares of capital stock of JPAL have been duly authorized and validly issued and are fully paid and non-assessable and were not issued in violation of any preemptive rights or other preferential rights of subscription or purchase other than those that have been waived or otherwise cured or satisfied. Except as set forth herein, as of the date hereof there are no outstanding options, warrants, subscriptions, conversion or other rights, agreements or other commitments obligating JPAL to issue any shares of its capital stock or any securities convertible into, exchangeable for or evidencing the right to subscribe for any shares of its capital stock.

         (b) There are no outstanding obligations, contingent or otherwise, of JPAL to redeem, purchase or otherwise acquire any capital stock or other securities of JPAL.

         (c) JPAL is not in violation of and has not violated any federal or state securities laws in connection with any transaction relating to JPAL and/or an Affiliate, including without limitation, the acquisition of any stock, business or assets of any third party or the issuance of any capital stock of JPAL.

         (d) There are not as of the date hereof, and there will not be at the Closing, any stockholder agreements, voting trusts or other agreements or understandings to which JPAL is a party or by which it is bound relating to the voting of any shares of the capital stock of JPAL.

         (e) The shares of Common Stock to be issued as part of the Contribution Shares will be duly authorized for issuance and when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and the issuance thereof will not be subject to any preemptive or other similar right.

         Section 3.6 Subsidiaries. JPAL has no subsidiaries.

         Section 3.7 Financial Statements.

         (a) Attached hereto as Schedule 3.7 is a copy of JPAL's audited financial statements as of and for the fiscal year ended December 31, 2000, certified by Lesley, Thomas, Schwarz & Postma, Inc., and unaudited financial statements as of and for the six-month period ended June 30, 2001 (the "JPAL Financial Statements Date") (collectively, the "JPAL Financial Statements"). The JPAL Financial Statements were prepared in accordance with the books and records of JPAL in all material respects and were prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved, except as otherwise noted therein. Each of the JPAL Financial Statements fairly presents the financial position of JPAL as of the respective dates set forth therein or the results of operations and changes in financial position of JPAL for the respective fiscal periods or as of the respective dates set forth therein.

         (b) Other than in connection with this Agreement and the Private Placement, JPAL has no current business activity whatsoever.

         Section 3.8 Absence of Certain Changes. Since the JPAL Financial Statements Date, there has not been:

         (a) any event, occurrence, development or state of circumstances or facts which would, individually or in the aggregate, have a Material Adverse Effect on JPAL;

         (b) any amendment of any material term of any outstanding security of JPAL;

         (c) any incurrence, assumption or guarantee by JPAL of any indebtedness for borrowed money;

         (d) any creation or other incurrence by JPAL of any Lien on any material asset;

         (e) the making of any loan, advance or capital contributions to or investment in any Person;

         (f) any damage, destruction or other casualty loss (whether or not covered by insurance) affecting the business or any asset(s) of JPAL which would, individually or in the aggregate, have a Material Adverse Effect on JPAL;

         (g) any transaction or commitment made, or any contract or agreement entered into, by JPAL or any relinquishment by JPAL of any contract or other right;

         (h) any change in any method of accounting, method of tax accounting, or accounting practice by JPAL;

         (i) any (i) grant of any severance or termination pay to any current or former director, officer or employee of JPAL, (ii) increase in benefits payable under any existing severance or termination pay policies or employment agreements, (iii) entering into any employment, deferred compensation or other similar agreement (or any amendment to any such existing agreement) with any current or former director, officer or employee of JPAL, (iv) establishment, adoption or amendment (except as required by applicable law) of any collective bargaining, bonus, profit sharing, thrift, pension, retirement, deferred compensation, compensation, stock option, restricted stock or other benefit plan or arrangement covering any current or former director, officer or employee of JPAL, or (v) increase in compensation, bonus or other benefits payable or otherwise made available to any current or former director, officer or employee of JPAL;

         (j) any labor dispute, other than routine individual grievances; or

         (k) any tax election or any settlement or compromise of any tax liability, in either case that is material to JPAL.

         Section 3.9 No Liabilities or Debts. Except as set forth on Schedule
3.9 hereto, there are no liabilities or debts of JPAL of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability or debt.

         Section 3.10 Compliance with Laws and Court Orders. JPAL holds all permits, licenses, variances, exemptions, orders, franchises and approvals of all governmental entities necessary for the lawful conduct of its business (the "JPAL Permits"), except where the failure so to hold would not have a Material Adverse Effect on JPAL. JPAL is in compliance with the terms of JPAL Permits, except where the failure so to comply would not have a Material Adverse Effect on JPAL. JPAL is and has been in compliance with, and to the best knowledge of JPAL, is not under investigation with respect to and has not been threatened to be charged with or given notice of any violation of, any applicable law, rule, regulation, judgment, injunction, order or decree, except for such matters as would not, individually or in the aggregate, have a Material Adverse Effect on JPAL.

         Section 3.11 Litigation. There is no action, suit, investigation, audit or proceeding pending against, or to the best knowledge of JPAL threatened against or affecting, JPAL or any of its assets or properties before any court or arbitrator or any governmental body, agency or official.

         Section 3.12 Finder's Fees. There is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of JPAL who might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement.

         Section 3.13 Taxes. (a) JPAL has (i) duly filed with the appropriate taxing authorities all Tax Returns required to be filed by or with respect to its business, or are properly on extension and all such duly filed Tax Returns are true, correct and complete in all material respects, and (ii) paid in full or made adequate provisions for on its respective balance sheet (in accordance with GAAP) all Taxes shown to be due on such Tax Returns. There are no liens for Taxes upon the assets of JPAL except for statutory liens for current Taxes not yet due and payable or which may thereafter be paid without penalty or are being contested in good faith. JPAL has not received any notice of audit, is not undergoing any audit of its Tax Returns, or has received any notice of deficiency or assessment from any taxing authority with respect to liability for Taxes of its business which has not been fully paid or finally settled. There have been no waivers of statutes of limitations by JPAL with respect to any Tax Returns. JPAL has not filed a request with the Internal Revenue Service for changes in accounting methods within the last two years which change would effect the accounting for tax purposes, directly or indirectly, of its business. JPAL has not executed an extension or waiver of any statute of limitations on the assessment or collection of any Taxes due (excluding such statutes that relate to years currently under examination by the Internal Revenue Service or other applicable taxing authorities) that is currently in effect. The provision for Taxes, if any, due or to become due for JPAL for the period or periods through and including the date of the JPAL Financial Statements that has been made and is reflected on such financial statements is sufficient to cover all such Taxes. Deferred Taxes, if any, of JPAL included in the JPAL Financial Statements have been computed in accordance with GAAP. JPAL is not a party to any Tax allocation or Tax sharing agreement and JPAL has not been a member of an affiliated group filing a consolidated federal income Tax Return or has any Liability for Taxes of any Person under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law) as a transferee or successor or by Contract or otherwise. JPAL has not made any payments, is not obligated to make any payments, and is not a party to any Contract that could obligate it to make any payments that would be disallowed as a deduction under
Section 280G or 162(m) of the Internal Revenue Code.

         (b) The term "Taxes" shall mean all taxes, charges, fees, levies or other assessments, including, without limitation, income, gross receipts, excise, property, sales, license, payroll and franchise taxes, imposed by the United States, or any state, local or foreign government or subdivision or agency thereof whether computed on a unitary, combined or any other basis; and such term shall include any interest and penalties or additions to tax. The term "Tax Return" shall mean any report, return or other information required to be filed with, supplied to or otherwise made available to a taxing authority in connection with Taxes.

         Section 3.14 Employee Benefit Plans. Schedule 3.14 comprises a listing of each bonus, stock option, stock purchase, benefit, profit sharing, savings, retirement, liability, insurance, incentive, deferred compensation, and other similar fringe or employee benefit plans, programs or arrangements for the benefit of or relating to, any employee of, or independent contractor or consultant to, and all other compensation practices, policies, terms or conditions, whether written or unwritten (the "Employee Benefit Plans") which JPAL presently maintains, to which JPAL presently contributes or under which JPAL has any liability and which relate to employees (current or former) or independent contractors of JPAL. Each of the Employee Benefit Plans administered by JPAL have been administered in accordance with all requirements of applicable law and terms of each such plan. Each Employee Benefit Plan that is required to be qualified under the Employment Retirement Income Security Act of 1974, or registered or approved by a regulatory authority, has been so qualified, registered or approved by the appropriate governmental agency or authority and such qualification, registration or approval has not been revoked. All contributions (including premiums) required by law or contract to have been made or accrued by JPAL under or with respect to the Employee Benefit Plans have been paid or accrued by JPAL or will be paid in the ordinary course within 90 days. Without limiting the foregoing, there are no unfunded liabilities under any Employee Benefit Plan. JPAL has not received notice of any investigations, litigation or other enforcement actions against it with respect to any of the Employee Benefit Plans. To JPAL's knowledge, there are no pending actions, suits or claims by former or present employees of JPAL (or their beneficiaries) with respect to Employee Benefit Plans or the assets or fiduciaries thereof (other than routine claims for benefits).

         Section 3.15 Environmental Matters.

         (a) Except as would not, individually or in the aggregate, have a Material Adverse Effect on JPAL:

                  (i) no notice, notification, demand, request for information, citation, summons or order has been received, no complaint has been filed, no penalty has been assessed, and no investigation, action, claim, suit, proceeding or review is pending or, to the best knowledge of JPAL, is threatened by any governmental entity or other Person relating to or arising out of any Environmental Law;

                  (ii) JPAL is and has been in compliance with all Environmental Laws and all Environmental Permits; and

                  (iii) there are no liabilities of or relating to JPAL of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise arising under or relating to any Environmental Law and there are no facts, conditions, situations or set of circumstances which could reasonably be expected to result in or be the basis for any such liability.

         (b) The following terms shall have the meaning set forth below:

                  "JPAL" shall, for purposes of this Section, include any entity which is, in whole or in part, a corporate predecessor of JPAL.

                  "Environmental Laws" means any federal, state, local or foreign law (including, without limitation, common law), treaty, judicial decision, regulation, rule, judgment, order, decree, injunction, permit or governmental restriction or requirement or any agreement with any governmental authority or other third party, relating to human health and safety or the environment and arising from the use, presence, disposal, discharge or release of pollutants, contaminants, wastes or chemicals or any toxic, radioactive, ignitable, corrosive, reactive or otherwise hazardous substances, wastes or materials.

                  "Environmental Permits" means, with respect to any Person, all permits, licenses, franchises, certificates, approvals and other similar authorizations of governmental authorities relating to or required by Environmental Laws and affecting, or relating in any way to, the business of such Person as currently conducted.

         Section 3.16 Patents and Other Proprietary Rights. JPAL does not have rights to use, whether through ownership, licensing or otherwise any patents, trademarks, service marks, trade names, copyrights, trade secrets or other proprietary rights and processes. JPAL has not and does not violate or infringe any intellectual property right of any Person, and JPAL has not received any communication alleging that it violates or infringes the intellectual property right of any other Person. JPAL has not been sued for infringing any intellectual property right of another Person.

         Section 3.17 Antitakeover Statutes. The Board of Directors of JPAL has approved this Agreement and the transactions contemplated hereby, and neither the provisions of Nevada Law nor any other anti-takeover or similar statute or regulation applies to the Exchange or any of the other transactions contemplated hereby.

         Section 3.18 Disclosure. Neither this Agreement nor any exhibit or schedule hereto nor any statement, list or certificate delivered to the Company pursuant hereto or pursuant to any written request therefor, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances in which they were made, not misleading.

         Section 3.19. Labor Matters. Drechsler is the only current employee of JPAL. JPAL has never been a party to any collective bargaining agreement or other labor agreement with any labor union or organization. There is no unfair labor practice charge or other grievance procedure against JPAL pending, or, to the best knowledge of JPAL, threatened. There is no complaint, lawsuit or proceeding in any forum by or on behalf of any present or former employee, any applicant for employment or any classes of the foregoing alleging breach of any express or implied contract of employment, any law or regulation governing employment or the termination thereof or other discriminatory, wrongful or tortious conduct in connection with the employment relationship against JPAL, pending, or, to the best knowledge of JPAL, threatened. JPAL is in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment, wages, hours of work and occupational safety and health. There is no proceeding, claim, suit, action or governmental investigation pending or, to the best knowledge of JPAL, threatened, in respect to which any current or former director, officer, employee or agent of JPAL, may be entitled to claim indemnification from JPAL.

         Section 3.20. Contracts. Schedule 3.20 hereto sets forth a complete and accurate list and description of all of the following contracts and agreements, whether written or oral, of JPAL:

         (a) agreements, contracts or instruments to which JPAL is a party that relate to the borrowing of money, the capital lease or purchase on an installment basis of any property or asset or the guarantee of any of the foregoing (including without limitation pledged receivables);

         (b) licenses, leases, contracts and other arrangements with respect to any property of JPAL, and all contracts, agreements, commitments, purchase orders or other understandings or arrangements with respect to which JPAL has any liability or obligation (contingent or otherwise) or which may otherwise have any continuing effect after the date of this Agreement;

         (c) contracts, agreements or other understandings or arrangements (including without limitation those with respect to compensation) between JPAL and any current or former stockholder, officer, director, consultant, agent and/or Affiliate (or any spouse or relative of any of the foregoing);

         (d) management, operating, service, joint venture, partnership or limited liability company agreements;

         (e) any contract or agreement pursuant to which JPAL has agreed to indemnify or hold harmless any other Person or to pay liquidated damages of any kind;

         (f) any contract or agreement creating any Lien on any property or assets of JPAL;

         (g) any contract or agreement relating to the capital stock of JPAL; or

         (h) any other material agreement, lease, commitment, instrument, plan, arrangement or contract entered into by JPAL, or to which any of its assets may be subject.

         All the foregoing are herein called "Contracts." Such list includes with respect to each Contract the names of the parties, the date thereof, and its title or other general description. The Contracts listed on Schedule 3.20 set forth the entire arrangement and understanding between JPAL and the respective third parties with respect to the subject matter thereof, and, except as indicated in such Schedule, there have been no amendments or waivers or side or supplemental arrangements to or in respect of any Contract. JPAL will furnish any further information that the Company may reasonably request in connection therewith. Each Contract is valid, binding and enforceable against JPAL, and to the best knowledge of JPAL, each other party thereto, in accordance with its terms and in full force and effect. There is no event that has occurred or existing condition that constitutes or that, with notice, the happening of an event and/or the passage of time, would constitute a default or breach under any Contract by JPAL, or would cause the acceleration of any obligation of any party thereto, give rise to any right of termination or cancellation or cause the creation of any Lien by reason of the failure of JPAL to fulfill the obligations thereunder.

         Section 3.21. SEC Filings. JPAL has filed all forms, reports and documents (the "SEC Documents") required to be filed with the Securities and Exchange Commission (the "SEC") since its inception and has heretofore delivered all the SEC Documents to the Company. The SEC Documents (i) were prepared in all material respects in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, and (ii) did not at the time they were filed contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading.


                                    ARTICLE 4
                  Representations and Warranties of the Company

         The Company represents and warrants to JPAL that:

         Section 4.1 Corporate Existence and Power. The Company is a limited liability company duly organized and in good standing under the laws of the State of Delaware. The Company has all powers and governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted, except for those licenses, authorizations, permits, consents and approvals the absence of which would not, individually or in the aggregate, have a Material Adverse Effect on the Company. At the Closing, the Company will be duly qualified to do business as a foreign corporation and will be in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect on the Company. The Company has heretofore delivered to the Company true and complete copies of the Articles of Formation and Operating Agreement as currently in effect.

         Section 4.2 Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby are within the powers of the Company, and have been duly authorized by all necessary action. This Agreement, assuming the due authorization, execution and delivery thereof by JPAL, is a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights generally or by general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

         Section 4.3 Governmental Authorization. The execution and delivery of this Agreement and the performance by the Company of its obligations under this Agreement relating to the Exchange, the Closing and the transactions contemplated hereby require no action by or in respect of, or filing with, any governmental body, agency, official or authority other than (a) compliance with any applicable requirements of the Securities Act, the Exchange Act, Blue Sky Laws or takeover laws, and (b) any other filings, approvals or authorizations which, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect on the Company or materially impair the ability of the Company to consummate the Exchange and the transactions contemplated by this Agreement.

         Section 4.4 Non-contravention. The execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby and performance of its obligations under this Agreement do not and will not (i) violate the Company's Certificate of Formation or Operating Agreement, (ii) assuming compliance with the matters referred to in
Section 4.3, violate any applicable law, rule, regulation, judgment, injunction, order or decree, (iii) require any consent or other action by any Person under, constitute a default under, result in a violation of, conflict with, or give rise to any right of termination, cancellation or acceleration of any right or obligation of the Company, or to a loss of any benefit to which the Company, is entitled under any provision of any agreement or other instrument binding upon the Company, or any license, franchise, permit, certificate, approval or other similar authorization affecting, or relating in any way to, the assets or business of the Company or (iv) result in the creation or imposition of any Lien on any asset of the Company, except, in the case of clauses (ii), (iii) and
(iv), for such matters as would not, individually or in the aggregate, have a Material Adverse Effect on the Company or materially impair the ability of the Company to consummate the transactions contemplated by this Agreement.

         Section 4.5 Subsidiaries. The Company has no subsidiaries.

         Section 4.6 Financial Statements. The Company Financial Statements (as defined in Section 7.3 below) were prepared in accordance with the books and records of the Company in all material respects and were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved, except as otherwise noted therein. Each of the Company Financial Statements fairly presents the financial position of the Company as of the respective dates set forth therein or the results of operations and changes in financial position of the Company for the respective fiscal periods or as of the respective dates set forth therein.

         Section 4.7 Absence of Certain Changes. From June 30, 2001 until the date hereof, the business of the Company has been conducted in the ordinary course and there has not been:

         (a) any event, occurrence, development or state of circumstances or facts which would, individually or in the aggregate, have a Material Adverse Effect on the Company;

         (b) any incurrence, assumption or guarantee by the Company of any material indebtedness for borrowed money;

         (c) any creation or other incurrence by the Company of any Lien on any material asset;

         (d) the making of any material loan, advance or capital contributions to or investment in any Person;

         (e) any damage, destruction or other casualty loss (whether or not covered by insurance) affecting the business or any asset(s) of the Company which would, individually or in the aggregate, have a Material Adverse Effect on the Company;

         (f) any transaction or commitment made, or any contract or agreement entered into, by the Company relating to its business or any of its assets (including the acquisition or disposition of any assets) or any relinquishment by the Company of any contract or other right, in either case, material to the Company, and except in the ordinary course of business of the Company;

         (g) any change in any method of accounting, method of tax accounting, or accounting practice by the Company;

         (h) any (i) grant of any severance or termination pay to any current or former director, officer or employee of the Company, (ii) increase in benefits payable under any existing severance or termination pay policies or employment agreements, (iii) entering into any employment, deferred compensation or other similar agreement (or any amendment to any such existing agreement) with any current or former director, officer or employee of the Company, except for employee at will letters, (iv) establishment, adoption or amendment (except as required by applicable law) of any collective bargaining, bonus, profit sharing, thrift, pension, retirement, deferred compensation, compensation, stock option, restricted stock or other benefit plan or arrangement covering any current or former director, officer or employee of the Company, or (v) increase in compensation, bonus or other benefits payable or otherwise made available to any current or former director, officer or employee of the Company;

         (i) any material labor dispute, other than routine individual grievances; or

         (j) any tax election or any settlement or compromise of any tax liability, in either case that is material to the Company.

         Section 4.8 Compliance with Laws and Court Orders. The Company is and has been in compliance with and, to the best of its knowledge is not under investigation with respect to and has not been threatened to be charged with or given notice of any violation of, any applicable law, rule, regulation, judgment, injunction, order or decree, except for such matters as would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

         Section 4.9 Litigation. Except as set forth on Schedule 4.9 hereto, there is no action, suit, investigation, audit or proceeding pending against, or to the best knowledge of the Company threatened against or affecting, the Company or any of its assets or properties before any court or arbitrator or any governmental body, agency or official.

         Section 4.10 Finder's Fees. There is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of the Company who might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement.

         Section 4.11 Patents and Other Proprietary Rights. Except as set forth on Schedule 4.11 hereto, (i) the Company does not have rights to use, whether through ownership, licensing or otherwise, any patents, trademarks, service marks, trade names, copyrights, trade secrets or other proprietary rights and processes, (ii) to the Company's knowledge, the Company has not and does not violate or infringe any intellectual property right of any Person, (iii) the Company has not received any written communication alleging that it violates or infringes the intellectual property right of any other Person and (iv) the Company has not been sued for infringing any intellectual property right of another Person.

         Section 4.12 Disclosure. Neither this Agreement nor any exhibit or schedule hereto nor any statement, list or certificate delivered to JPAL pursuant hereto or pursuant to any written request therefor, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances in which they were made, not misleading.


                                    ARTICLE 5
                     Covenants of JPAL, Drechsler and Appel

         Section 5.1 The Private Placement. Prior to or simultaneously with the Closing, JPAL shall use its best efforts to consummate the Private Placement and issue in connection therewith up to 1,500,000 Private Placement Shares, up to 250,000 Additional Private Placement Shares, if applicable, and three-year warrants to purchase up to an additional 1,500,000 shares of Common Stock (the "Warrants") at a cash only exercise price of $4.50 per share. In connection with the Private Placement, the following additional provisions shall apply:

         (a) The Company shall have the right to call (i) up to 1,000,000 of the Warrants (the "First Warrants") upon the earlier to occur of the following events: (x) the functional integration of the X, Y, Z, Yaw, Pitch and Roll functions into an existing application or (y) the production of 100 software development kits (SDKs), including hardware and (ii) the remaining Warrants (the "Second Warrants") when the price of a share of Common Stock is trading at or above $13.00 for 30 consecutive trading days. Notwithstanding anything to the contrary contained in the immediately preceding sentence, no Warrants may be called unless the shares of Common Stock underlying such Warrants have been registered for sale under the Securities Act.

         (b) Prior to or upon consummation of the Closing, stockholders of JPAL (to be approved by the Company) shall place an aggregate of 450,000 shares of freely-tradable Common Stock that they own into escrow, pursuant to the terms of the Escrow Agreement attached hereto as Exhibit B, and such shares shall be forfeited and canceled if at least 800,000 of the Warrants are not exercised within 30 days of the Company calling the First Warrants.

         Section 5.2 Available Cash. At the time of the Closing, JPAL shall have on its books, at least $4,500,000 of cash (plus any proceeds received from the sale of Additional Private Placement Shares) plus an amount of cash sufficient to pay off all of the Original Loans, and shall repay the bridge loans described in Article 6 below (the "Bridge Loans") and the Original Loans with such funds.

         Section 5.3 Capitalization; No Liabilities or Debts.

         (a) JPAL shall take all necessary actions so that immediately prior to the Closing, taking into account the consummation of the Private Placement (but excluding any Additional Private Placement Shares), the outstanding capitalization of JPAL shall consist of 4,250,000 shares of Common Stock and the 1,500,000 Warrants. Except as set forth in the immediately preceding sentence, as of the Closing, there will be no other outstanding shares of capital stock, options, warrants, subscriptions, conversions or other rights, agreements or commitments obligating JPAL to issue any shares of its capital stock or any securities convertible into, exchangeable for or evidencing the right to subscribe for any shares of its capital stock.

         (b) JPAL shall take all necessary actions so that immediately prior to the Closing, except for the Original Loans and the Bridge Loans, there shall be no liabilities or debts of JPAL of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there shall be no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability or debt.

         Section 5.4 Public Company Status. JPAL shall make any and all necessary filings so that at the Closing the Common Stock shall still be a publicly-traded security.

         Section 5.5 Quotation of Common Stock. JPAL shall use its best efforts to initiate the process of having the Common Stock, including the Contribution Shares to be issued pursuant to this Agreement, approved for quotation on the Nasdaq Stock Market's SmallCap Market, prior to the Closing.

         Section 5.6 Stockholder Approval. In connection with obtaining stockholder approval for this Agreement and the transactions contemplated hereby, JPAL shall comply with all requirements under Nevada law and federal securities law, including but not limited to the mailing to its stockholders of a written information statement containing the information specified in Schedule 14C of the Exchange Act (the "JPAL Information Statement"). The JPAL Information Statement shall be prepared in accordance with the requirements of the Exchange Act and will not at the time it is filed contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading.

         Section 5.7 Indemnification.

         (a) Each of JPAL and Howard Appel shall, jointly and severally, indemnify, defend and hold harmless each of the Company Members and each person who is now, or has been at any time prior to the date hereof or who becomes prior to the Closing, an officer or member of the Company or an employee of the Company, and their respective heirs, legal representatives, successors and assigns (the "Indemnified Parties") against all losses, claims, damages, costs, expenses (including attorneys' fees), liabilities or judgments or amounts that are paid in settlement of or in connection with any threatened or actual claim, action, suit, proceeding or investigation based in whole or in part on or arising in whole or in part out of (i) any breach of this Agreement by JPAL or HMA, including but not limited to failure of any representation or warranty to be true and correct at or before the Closing, or (ii) any act, omission or conduct of Drechsler or JPAL prior to the Closing, whether asserted or claimed prior to, or at or after, the Closing, or (iii) relating to the consummation of the transactions contemplated herein, and any action taken in connection therewith ("Indemnified Liabilities"). Any Indemnified Party wishing to claim indemnification under this Section 5.7, upon learning of any such claim, action, suit, proceeding or investigation, shall notify Howard Appel and JPAL, but the failure so to notify shall not relieve a party from any liability that it may have under this Section 5.7, except to the extent such failure materially prejudices such party.

         (b) All rights to indemnification under this Section 5.7 shall survive the consummation of the Merger and the termination of this Agreement. The provisions of this Section 5.7 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party, and his or her heirs and representatives. No party shall enter into any settlement regarding the foregoing without prior approval of the Indemnified Party.

         Section 5.8 Drechsler Release. At the Closing, Drechsler shall deliver to the Company an executed copy of the Release attached hereto as Exhibit C.

         Section 5.9 Conduct of Business of JPAL. Except as contemplated by this Agreement, during the period commencing on the date hereof and ending as of the Closing Date or the termination of this Agreement, JPAL shall not conduct any business activities whatsoever without the prior written consent of the Company.

         Section 5.10 Market for Warrants. JPAL shall take no action, either directly or indirectly, to create a trading market for the Warrants, without the prior written consent of the Company.

                                    ARTICLE 6
                                Covenants of HMA

         Section 6.1 Bridge Financings. (a) Prior to or simultaneous with the execution of this Agreement, HMA Associates, Inc. ("HMA") shall have arranged for a $250,000 bridge financing for the Company, and in connection therewith HMA and/or the bridge investors shall receive warrants to purchase 100,000 shares of Common Stock at an exercise price of $3.00 per share, expiring three years from the date of the Closing; provided, however, that such warrants shall be subject to the same call provisions as the Second Warrants. Notwithstanding anything to the contrary contained in this Agreement, in the event the Company does not receive such $250,000 within 24 hours of the execution of this Agreement, this Agreement shall be terminated.

         (b) HMA will arrange for a second $250,000 bridge financing to be available to the Company (on the same terms as the financing under Section 6.1(a) above, exclusive of the warrants), which the Company has the option to take, if the Closing does not occur by September 15, 2001. If the Closing does not occur by such date, other than as a result of (i) a breach by JPAL of any of the terms of this Agreement, (ii) HMA not having raised net proceeds in the Private Placement of at least $4,500,000 (not including proceeds from the sale of Additional Private Placement Shares) plus an amount of cash sufficient to pay off the Original Loans, or (iii) as a result of actions set forth in Section 10.1(d) below, HMA and/or the bridge investors will receive warrants to purchase an additional 100,000 shares of Common Stock at an exercise price of $3.00 per share. Such warrants shall have the same terms and be subject to the same call provisions as the Second Warrants.

         (c) HMA will arrange for an additional $300,000 bridge financing to be available to the Company (on the same terms as the financing under Section 6.1(a) above, exclusive of the warrants), which the Company has the option to take, if the Closing does not occur by September 30, 2001.

         (d) Upon HMA's receipt of a written request from the Company for the Bridge Loans referenced in Sections 6.1(b) and (c) above, HMA shall cause the transfer of such requested funds, within two days of said request, to an account designated by the Company.

         (e) No fees or commissions shall be paid in connection with any of the above- mentioned bridge financings.

         (f) In the event the Company does not deliver to JPAL the Company Financial Statements within the 30 business day-period specified in Section 7.3 below (the "Delivery Due Date"), then all of the outstanding Bridge Loans shall accelerate and become due and payable 90 days after the Delivery Due Date. Notwithstanding anything to the contrary contained in this Agreement, in the event JPAL does not receive the Company Financial Statements prior to the Delivery Due Date, this Agreement shall be terminated.

         Section 6.2 Lock-up Agreements. HMA shall use its best efforts to cause each of the holders of Locked-up Shares (as defined in Section 7.2 below) to execute a lock-up agreement, in a form satisfactory to the Company, memorializing the provisions of Section 7.2.


                                    ARTICLE 7
                Covenants of the Company and the Company Members

         Section 7.1 Registration Statement. Promptly following the Closing, the Company Members shall cause JPAL to file a registration statement under the Securities Act covering the resale of (i) all of the shares of Common Stock sold in the Private Placement (including any Additional Private Placement Shares),
(ii) 2,000,000 of the Contribution Shares and (iii) the shares underlying all of the warrants referenced in Sections 5.1 and 6.1 above.

         Section 7.2 Lock-Up. (a) All of the shares sold in the Private Placement (including any Additional Private Placement Shares), except for (i) 800,000 of the Private Placement Shares and (ii) up to 133,333 of the Additional Private Placement Shares (pro rata to the percentage of Private Placement Shares being excluded in clause (a) above), (b) all of the Escrowed Shares and (c) all of the shares referenced in Section 7.1(ii) above (collectively, the "Locked-up Shares"), may not be sold for a period of one year from the Closing Date; provided, however, if all of the First Warrants have been exercised or are terminated, then the foregoing restriction shall not apply to the Locked-Up Shares to the extent of such number of shares (in the aggregate) that is equal to 10% of the average weekly volume of the Common Stock during the preceding four weeks, on a rolling basis, and such Locked-up Shares shall be released from the lock up on a pro rata basis.

         Section 7.3 Financial Statements. The Company shall deliver to JPAL, as soon as they become available but in no event later than 30 business days after the date hereof, copies of the Company's audited financial statements as of and for the fiscal year ended December 31, 2000, certified by Deloitte & Touche LLP, and unaudited financial statements as of and for the six-month period ended June 30, 2001 (collectively, the "Company Financial Statements").


                                    ARTICLE 8
                            Covenants of the Parties

         The parties hereto agree that:

         Section 8.1 Reasonable Best Efforts. Subject to the terms and conditions of this Agreement, each party will use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the transactions contemplated by this Agreement.

         Section 8.2 Filings; Other Action. Subject to the terms and conditions herein provided, the Company and JPAL shall promptly use reasonable best efforts to cooperate with one another in (i) determining whether any filings are required to be made with, or consents, permits, authorizations or approvals are required to be obtained from, any third party, the United States government or any agencies, departments or instrumentalities thereof or other governmental or regulatory bodies or authorities of federal, state, local and foreign jurisdictions in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and (ii) timely making all such filings and timely seeking all such consents, permits, authorizations or approvals, and (iii) taking or causing to be taken, all other actions and do, or cause to be done, all other things necessary, proper or advisable to consummate and make effective the transactions contemplated hereby.

         Section 8.3 Public Announcements. The Company and JPAL shall consult with each other before issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated hereby and will not issue any such press release or make any such public statement prior to such consultation and without the written consent of the other party.

         Section 8.4 Notices of Certain Events. In addition to any other notice required to be given by the terms of this Agreement, each of the parties shall promptly notify the other party hereto of:

         (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with any of the transactions contemplated by this Agreement;

         (b) any notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement; and

         (c) any actions, suits, claims, investigations or proceedings commenced or, to its knowledge threatened against, relating to or involving or otherwise affecting such party that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 3 and Section 4 (as the case may be) or that relate to the consummation of the transactions contemplated by this Agreement.

         Section 8.5 Access to Information; Confidentiality.

         (a) Following the date hereof, until consummation of all transactions contemplated hereby, the Company, on the one hand, and JPAL, on the other, will give to the other party, its counsel, financial advisers, auditors and other authorized representatives reasonable access to the offices, properties, books and records of such party, furnish to the other party and its representatives such financial and other data and information as such party and its representatives may reasonably request and instruct its own employees and representatives (including, without limitation, insurance agents and underwriters) to cooperate with the other party in its investigations. Any investigation pursuant to this Section shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of the other parties. No investigation pursuant to this Section shall affect any representation or warranty made by any party hereunder.

         (b) All information obtained by the Company or JPAL in connection with the transactions contemplated hereby shall be kept confidential and will not be used for any purpose unrelated to the consummation of the transactions contemplated by this Agreement. Should the Closing not occur for any reason, all such information and copies thereof shall promptly be returned to each respective party.


                                    ARTICLE 9
                              Conditions Precedent

         Section 9.1 Conditions of Obligations of the Company Members. The obligations of the Company Members to effect the Exchange are subject to the satisfaction of the following conditions, any or all of which may be waived in whole or in part by the Company Members:

         (a) Representations and Warranties. Each of the representations and warranties of JPAL forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except where the failure to be so true and correct would not have a Material Adverse Effect on JPAL.

         (b) Performance of Obligations of JPAL. JPAL shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing.

         (c) Secretary's Certificate. The Secretary of JPAL shall deliver to the Company at the Closing a certificate certifying: (i) that attached thereto is a true and complete copy of its Certificate of Incorporation (including all amendments thereto) as in effect at the Closing; (ii) that attached thereto is a true and complete copy of its Bylaws as in effect at the Closing; (iii) that attached thereto is a true and complete copy of all resolutions duly adopted by its Board of Directors (x) authorizing the execution, delivery and performance of this Agreement, (y) authorizing the consummation of the transactions contemplated hereby and (z) directing the submission of the Exchange to a vote of JPAL's shareholders, and that such resolutions have not been amended or modified and are in full force and effect; and (iv) that attached thereto is a true and complete copy of all resolutions duly adopted by the shareholders of JPAL approving the Exchange and the transactions contemplated hereby and that such resolutions have not been amended or modified and are in full force and effect.

         (d) Legal Opinion. The Company shall have received an opinion, dated the Closing Date, of Gersten, Savage & Kaplowitz, LLP, counsel to JPAL, in the form attached hereto as Exhibit D.

         (e) Good Standing Certificate. JPAL shall have furnished the Company with good standing and existence certificates for JPAL in its jurisdiction of incorporation and other jurisdictions as the Company shall reasonably request.

         (f) Certified List of Record Holders. The Company shall have received a certified list from the Company's transfer agent of the holders of record of JPAL's Common Stock as of the Closing Date.

         (g) Stockholders' Vote. JPAL shall have delivered to the Company evidence satisfactory to the Company that a majority of the stockholders of JPAL approved the transactions contemplated hereby in accordance with applicable state and federal securities laws, and that the JPAL Information Statement was mailed to stockholders of JPAL at least 20 days prior to the Closing Date.

         (h) Due Diligence. JPAL shall have delivered to the Company's counsel all due diligence materials requested by the Company and the Company is satisfied with the results of its review thereof.

         Section 9.2 Conditions of Obligations of JPAL. The obligations of JPAL to effect the Exchange are subject to the satisfaction of the following conditions, any or all of which may be waived in whole or in part by JPAL:

         (a) Representations and Warranties. Each of the representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except where the failure to be so true and correct would not have a Material Adverse Effect on the Company.

         (b) Performance of Obligations of the Company. The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.

         (c) Officer's Certificate. An officer of the Company shall deliver to JPAL at the Closing a certificate certifying: (i) that attached thereto is a true and complete copy of the Company's Certificate of Formation (including all amendments thereto) as in effect at the Closing; (ii) that attached thereto is a true and complete copy of the Operating Agreement of the Company; (iii) that attached thereto is a true and complete copy of all resolutions duly adopted by the Board of Managers of the Company (x) authorizing the execution, delivery and performance of this Agreement, (y) authorizing the consummation of the transactions contemplated hereby and (z) directing the submission of the Exchange to a vote, and that such resolutions have not been amended or modified and are in full force and effect; and (iv) that attached thereto is a true and complete copy of all resolutions duly adopted by the Company Members approving the Exchange and the transactions contemplated hereby and that such resolutions have not been amended or modified and are in full force and effect.

         (d) Legal Opinions. JPAL shall have received an opinion, dated the Closing Date, of (i) Olshan Grundman Frome Rosenzweig & Wolosky LLP in the form attached hereto as Exhibit E and (ii) the Company's patent counsel in a form reasonably satisfactory to JPAL.


                                   ARTICLE 10
                                   Termination

         Section 10.1 Termination. This Agreement may be terminated and the Exchange may be abandoned at any time prior to the Closing:

         (a) pursuant to the last sentence of Section 6.1(a) or (f) above;

         (b) by mutual written consent of the parties hereto;

         (c) by either the Company or JPAL if the Closing shall not have occurred on or before October 30, 2001 (unless the failure to consummate the transactions by such date shall be due to the action or failure to act of the party seeking to terminate this Agreement);

         (d) by the Company if (i) JPAL shall have failed to comply in any material respect with any of the covenants or agreements contained in this Agreement to be complied with or performed by JPAL; or (ii) any representations and warranties of JPAL contained in this Agreement shall not have been true when made or on and as of the Closing Date as if made on and as of Closing Date (except to the extent it relates to a particular date), except where the failure to be so true and correct would not have a Material Adverse Effect on JPAL; or

         (e) by JPAL if (i) the Company shall have failed to comply in any material respect with any of the covenants or agreements contained in this Agreement to be complied with or performed by them; or (ii) any representations and warranties of the Company contained in this Agreement shall not have been true when made or on and as of the Closing Date as if made on and as of the Closing Date (except to the extent it relates to a particular date), except where the failure to be so true and correct would not have a Material Adverse Effect on the Company.

         Section 10.2 Effect of Termination. In the event of the termination of this Agreement pursuant to Section 10.1, all further obligations of the parties under this Agreement, other than the provisions of this Section 10.2, Section
11.4 (fees and expenses), Section 8.5(b) (confidentiality), Section 8.3 (public announcements) and Section 5.7 (indemnification), shall forthwith be terminated without any further liability of any party to the other parties. Nothing contained in this Section 10.2 shall relieve any party from liability for any breach of this Agreement.

                                   ARTICLE 11
                                  Miscellaneous

         Section 11.1 Notices. All notices, requests and other communications to any party hereunder shall be in writing and either delivered personally, telecopied or sent by certified or registered mail, postage prepaid, if to Company, to:

         Essential Reality, LLC
         253 West 28th Street
         New York, New York 10001
         Fax: (212) 244-9550
         Attention: General Counsel

         with a copy to (which shall not constitute notice):

         Olshan Grundman Frome Rosenzweig & Wolosky LLP
         505 Park Avenue
         New York, New York 10022
         Fax: (212) 755-1467
         Attention: Steven Wolosky, Esq.

         if to JPAL, to:

         JPAL, Inc.
         17620 Oak Street
         FountainValley, California  92708
         Fax: (949) 660-9010
         Attention: Frank Drechsler

         with a copy to (which shall not constitute notice):

         Gersten, Savage & Kaplowitz, LLP
         101 East 52nd Street
         New York, New York 10022
         Fax: (212) 980-5192
         Attention: Jay M. Kaplowitz, Esq.

or such other address or fax number as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date delivered personally, telecopied or, if mailed, five business days after the date of mailing if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

         Section 11.2 Survival of Representations and Warranties. Except as set forth in Section 5.7(b) above, the representations and warranties and agreements contained herein and in any certificate or other writing delivered pursuant hereto shall not survive the Closing.

         Section 11.3 Amendments; No Waivers.

         (a) Any provision of this Agreement with respect to transactions other than the Exchange contemplated hereby may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by the Company and JPAL; or in the case of a waiver, by the party against whom the waiver is to be effective.

         (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         Section 11.4 Fees and Expenses. Except for all transfer taxes which shall be paid by JPAL, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

         Section 11.5 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto, but any such transfer or assignment will not relieve the appropriate party of its obligations hereunder.

         Section 11.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

         Section 11.7 Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any federal or state court located in the City of New York, Borough of Manhattan, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 11.1 shall be deemed effective service of process on such party.

         Section 11.8 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto. No provision of this Agreement is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

         Section 11.9 Entire Agreement. This Agreement and the Exhibits and Schedules hereto constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof. The Company makes no representations or warranties, except as set forth in this Agreement.

         Section 11.10 Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

         Section 11.11 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any parties. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

         Section 11.12 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof in addition to any other remedy to which they are entitled at law or in equity.

         Section 11.13 Definition and Usage.

         For purposes of this Agreement:

                  "Affiliate" means, with respect to any Person, any other Person, or indirectly controlling, controlled by, or under common control with such Person.

                  "knowledge" of any Person which is not an individual means the knowledge of such person's officers after reasonable inquiry.

                  "Material Adverse Effect" means any effect or change that is or would be materially adverse to the business, operations, assets, prospects, condition (financial or otherwise) or results of operations of an entity and any of its subsidiaries, taken as a whole.

                  "Person" means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                  "subsidiary" means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at any time directly or indirectly owned by such Person.

                  "taxes" means any and all federal, state, local, foreign or other taxes of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any taxing authority, including, without limitation, taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, sales, use, capital stock, payroll, employment, social security, workers' compensation, unemployment compensation, or net worth, and taxes or other charges in the nature of excise, withholding, ad valorem or value added.

         A reference in this Agreement to any statute shall be to such statute as amended from time to time, and to the rules and regulations promulgated thereunder.


                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, each of the following individuals has caused this Agreement to be signed, and each party that is not an individual has caused this Agreement to be duly executed under seal by its respective authorized officers, all as of the day and year first above written.

                                             JPAL, INC.

------------------------------------
          Martin Abrams                      By:
                                                --------------------------------
                                                Name: Frank Drechsler
                                                Title: President
------------------------------------
          John Gentile                       LCG CAPITAL GROUP, LLC


------------------------------------
                                             By:
                                                --------------------------------
          Anthony Gentile                       Name:
                                                Title:

                                             ESSENTIAL REALITY, LLC

FOR PURPOSES OF SECTION 5.7 ONLY:
                                             By:
                                                --------------------------------
                                                Name:
------------------------------------            Title:
          Howard Appel


FOR PURPOSES OF SECTION 5.8 ONLY:


------------------------------------
          Frank Drechsler


FOR PURPOSES OF ARTICLE 6 ONLY:

HMA ASSOCIATES, INC.


By:
    --------------------------------
      Name:
      Title:

                                                                    Schedule 1.1

                              MEMBERSHIP INTERESTS
                              --------------------


Name of Member                              Percentage Interest
--------------                              -------------------

LCG Capital Group, LLC                           50.0%
Martin Abrams                                    25.005%
John Gentile                                     12.4975%
Anthony Gentile                                  12.4975%


         Notwithstanding anything to the contrary contained in this Agreement, the following transfers of securities shall be permitted:

         (a) prior to the Closing, the Company Members may transfer all or a portion of their Membership Interests to affiliated entities and/or family members, and such Persons shall then be deemed to be Company Members for purposes of this Agreement; and

         (b) prior to or following the Closing, LCG Capital Group, LLC may transfer all or a portion of its Contribution Shares pro rata to its members, based on such members' ownership percentage in LCG Capital Group, LLC.

                                                                    Exhibit A(2)

                                    AMENDMENT
                                       TO
                             CONTRIBUTION AGREEMENT

                  Reference is hereby made to that certain Contribution Agreement dated as of August 23, 2001 (the "Contribution Agreement") by and among Essential Reality, LLC, a Delaware limited liability company (the "Company"), JPAL, Inc., a Nevada corporation ("JPAL"), and Martin Abrams, John Gentile, Anthony Gentile and LCG Capital Group, LLC. All capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to them in the Contribution Agreement.

                  WHEREAS, the parties to the Contribution Agreement desire to amend certain terms of the Contribution Agreement.

                  NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

                  1.Amendments. (A) The fourth "Whereas" clause in the preamble to the Contribution Agreement is hereby amended by changing the number of Private Placement Shares from "up to 1,500,000" to "up to 1,730,769".

                  (B) Section 5.1 of the Contribution Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

                  "Section 5.1 The Private Placement. Prior to or simultaneously with the Closing, JPAL shall use its best efforts to consummate the Private Placement and issue in connection therewith up to 1,730,769 Private Placement Shares, up to 288,462 Additional Private Placement Shares, if applicable, and three-year warrants to purchase: (i) up to an additional 1,285,714 shares of Common Stock (the "First Warrants") at a cash only exercise price of $3.50 per share and (ii) up to an additional 500,000 shares of Common Stock (the "Second Warrants," and together with the First Warrants, the "Warrants") at a cash only exercise price of $3.75 per share. In connection with the Private Placement, the following additional provisions shall apply:

                  (a)The Company shall have the right to call (i) the First Warrants upon the earlier to occur of the following events: (x) the functional integration of the X, Y, Z, Yaw, Pitch and Roll functions into an existing application or (y) the production of 100 software development kits (SDKs), including hardware and (ii) the Second Warrants when the price of a share of Common Stock is trading at or above $13.00 for 30 consecutive trading days. Notwithstanding anything to the contrary contained in the immediately preceding sentence, no Warrants may be called unless the shares of Common Stock underlying such Warrants have been registered for sale under the Securities Act.

                  (b)In the event the Company does not receive proceeds of at least $1,000,000 from the call of the First Warrants, then the expiration term of the Second Warrants shall be reduced to one year.

                  (c)Prior to or upon consummation of the Closing, stockholders of JPAL (to be approved by the Company) shall place an aggregate of 700,000 shares of freely-tradable Common Stock that they own into escrow, pursuant to the terms of the Escrow Agreement attached hereto as Exhibit B, and such shares shall be subject to forfeiture and cancellation on the following terms: (i) if the Company receives at least $2,500,000 of New Funds (as defined below) then 200,000 of such shares shall no longer be subject to forfeiture and (ii) if the Company receives at least $3,600,000 of New Funds then (and only then) the remaining 500,000 of such shares shall no longer be subject to forfeiture.

                  (d)For purposes of this Section 5.1, the term "New Funds" shall mean funds that the Company receives from the exercise of the Warrants or from other financings (other than Bridge Financings described in Section 6.1) on terms acceptable to the Company in its sole discretion."

                  (C) Section 5.3(a) of the Contribution Agreement is hereby amended by deleting the first sentence of such section in its entirety and replacing it with the following:

                  "JPAL shall take all necessary actions so that immediately prior to the Closing, taking into account the consummation of the Private Placement (but excluding any Additional Private Placement Shares) and assuming that all the Bridge Loans have been made, the outstanding capitalization of JPAL shall consist of 4,695,055 shares of Common Stock and the 2,145,714 Warrants."

                  (D) Section 6.1(d) of the Contribution Agreement is hereby deleted in its entirety and replaced with the following:

                  "(e) Upon HMA's receipt of a request from the Company for the Bridge Loans referenced in Sections 6.1(b), (e) and (d) above, HMA shall cause the transfer of such requested funds, within two days of said request, to an account designated by the Company.

                  (E) A new Section 6.1(d) shall be inserted to read as follows:

                  "(d) HMA will arrange for an additional $400,000 bridge financing to be available to the Company (on the same terms as the financing under Section 6.1(a) above), which the Company has the option to take if the Closing does not occur by October 31, 2001, and in connection therewith HMA and/or the bridge investors shall receive warrants to purchase 160,000 shares of Common Stock at an exercise price of $3.00 per share, expiring three years from the date of the Closing; provided, however, that such warrants shall be subject to the same call provisions as the Second Warrants."

                  (F) Sections 6.1(e) and 6.1(f) of the Contribution Agreement are hereby renumbered 6.1 (f) and 6.1(g), respectively.

                  (G) Section 10.1 (c) of the Contribution Agreement is hereby amended by changing the termination date from "October 30, 2001" to "November 30, 2001". Notwithstanding the foregoing, as the Company is relying on theproceeds from the Bridge Financings and the Private Placement to fund the Company's operations, all of the parties hereto agree that time is of the essence in Closing the transactions contemplated by the Contribution Agreement.

                  Except for the specific changes provided for in this section, all terms and conditions of the Contribution Agreement shall remain and are in full force and effect.

                  2. Governing Law. This Amendment shall be governed by and construed in. accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

                  3. Miscellaneous. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                  IN WITNESS WHEREOF, each of the following parties have caused this Amendment to be duly executed as of the 30th day of October 2001.

                                              JPAL, INC.

                                              By:
-----------------------------------              -------------------------------
         Martin Abrams                           Name: Frank Drechsler
                                                 Title: President


-----------------------------------
         John Gentile

                                              LCG CAPITAL GROUP, LLC

                                              By:
-----------------------------------              -------------------------------
         Anthony Gentile                         Name: Michael Alpert
                                                 Title: President of Winchester
                                                 Capital Group, LLC, the
                                                 Managing Member


ESSENTIAL REALITY, LLC                        HMA ASSOCIATES, INC.


By:                                           By:
   --------------------------------              -------------------------------
   Name: Brian D. Jedwab                         Name: Howard Appel
   Title: Chairman of the Board of Managers       Title: President

                                                                    Exhibit A(3)


                                 AMENDMENT NO. 2
                                       TO
                             CONTRIBUTION AGREEMENT

                  Reference is hereby made to that certain Contribution Agreement dated as of August 23, 2001 by and among Essential Reality, LLC, a Delaware limited liability company (the "Company"), JPAL, Inc., a Nevada corporation ("JPAL"), and Martin Abrams, John Gentile, Anthony Gentile and LCG Capital Group, LLC, as amended on October 30, 2001(the "Contribution Agreement"). All capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to them in the Contribution Agreement.

                  WHEREAS, the parties to the Contribution Agreement desire to amend certain terms of the Contribution Agreement.

                  NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

                  1. Amendments. (A) The fourth "Whereas" clause in the preamble to the Contribution Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following:

                  "WHEREAS, simultaneous with the Exchange, JPAL shall have consummated a private placement of up to 1,850,000 shares of Common Stock (the "Private Placement Shares") and First Warrants (as defined in Section 5.1 below) to purchase up to 370,000 shares of Common Stock (the "Private Placement") and received net proceeds of at least $4,500,000 plus an amount of cash sufficient to pay off all of the debts listed on Schedule 3.9 hereto (the "Original Loans"), including principal and interest thereon, which Private Placement is conditioned upon consummation of the Exchange;"

                  (B) The fifth "Whereas" clause in the preamble to the Contribution Agreement is hereby amended by inserting immediately after the parenthetical the words "and First Warrants (as defined in Section 5.1 below) to purchase up to 57,692 shares of Common Stock".

                  (C) Section 2.1 of the Contribution Agreement is hereby amended by inserting at the end of the sentence the words "and (iii) authorize the Board of Directors to set forth the rights and preferences of the preferred stock."

                  (D) Section 5.1 of the Contribution Agreement is hereby amended by replacing the number "1,730,769" in the first sentence of such section with the number "1,850,000."

                  (E) Section 5.1(a) of the Contribution Agreement is hereby amended by inserting the phrase ", to be determined in good faith by the Company's Board of Directors" immediately after the clause "(x) the functional integration of the X, Y, Z, Yaw, Pitch and Roll functions into an existing application".

                  (F) Section 5.3(a) of the Contribution Agreement is hereby amended by replacing the number "2,145,714" in the first sentence of such section with the number "2,625,714."

                  (G) Section 5.6 of the Contribution Agreement is hereby deleted in its entirety and replaced with the following:

                  "Section 5.6 Stockholder Approval. In connection with obtaining stockholder approval for this Agreement and the transactions contemplated hereby, JPAL shall comply with all requirements under Nevada law and federal securities law, including but not limited to the mailing to its stockholders of a written proxy statement containing the information specified in Schedule 14A of the Exchange Act (the "JPAL Proxy Statement"). The JPAL Proxy Statement shall be prepared in accordance with the requirements of the Exchange Act and will not at the time it is filed contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading."

                  (H) Section 6.1 of the Contribution Agreement is hereby deleted in its entirety and replaced with the following:

         "Section 6.1 Bridge Financings. (a) HMA Associates, Inc. ("HMA") shall have arranged for an aggregate of $1,200,000 of bridge financings for the Company, and in connection therewith HMA and/or the bridge investors shall receive warrants to purchase 480,000 shares of Common Stock at an exercise price of $3.00 per share, expiring three years from the date of the Closing; provided, however, that 90% of such warrants shall be subject to the same call provisions as the Second Warrants and the other 10% shall be subject to the same call provisions as the First Warrants.

                  (b) HMA will arrange for up to an additional $900,000 of bridge financing to be available to the Company (on the same terms as the financing under Section 6.1(a) above), which the Company has the option to take (at a rate of at least $100,000 per week), and in connection therewith HMA and/or the bridge investors shall receive warrants to purchase up to 360,000 shares of Common Stock at an exercise price of $3.00 per share, expiring three years from the date of the Closing; provided, however, 90% of such warrants shall be subject to the same call provisions as the Second Warrants and the other 10% shall be subject to the same call provisions as the First Warrants. Notwithstanding anything to the contrary contained in this
         Section 6.1(b), the Company, in its sole discretion, may elect to raise any portion of the $900,000 on the same terms as the other bridge financings, except that (i) such investors (not HMA) will receive the warrant coverage equal to 40,000 warrants for each $100,000 loaned and
         (ii) the warrants will be subject to the same call provisions as either the First Warrants or the Second Warrants (to be determined by the Company), in which event HMA's obligation under this subsection shall be reduced by the amount the Company raises.

                  (c) Upon HMA's receipt of a request from the Company for the Bridge Loans referenced in Sections 6.1(a) and (b) above, HMA shall cause the transfer of such requested funds, within two days of said request, to an account designated by the Company.

                  (d) No fees or commissions shall be paid in connection with any of the above- mentioned bridge financings."

                  (I) Section 7.2 of the Contribution Agreement is hereby deleted in its entirety and replaced with the following:

         "Section 7.2 Lock-Up. (a) One-third of the shares sold in the Private Placement (including any Additional Private Placement Shares), (b) all of the Escrowed Shares and (c) all of the shares referenced in Section 7.1(ii) above (collectively, the "Locked-up Shares"), may not be sold for a period of one year from the Closing Date; provided, however, if all of the First Warrants have been exercised or are terminated, then the foregoing restriction shall not apply to the Locked-Up Shares to the extent of such number of shares (in the aggregate) that is equal to 10% of the average weekly volume of the Common Stock during the preceding four weeks, on a rolling basis, and such Locked- up Shares shall be released from the lock up on a pro rata basis."

                  (J) A new Section 7.4 shall be added to the Contribution Agreement, which shall read as follows:

                           "Section 7.4 Stock Incentive Plan. Promptly following
the Closing, the Company Members shall cause JPAL to institute a stock incentive plan, pursuant to which options, unrestricted stock and/or stock appreciation rights to purchase up to 3,500,000 shares of Common Stock may be issued to employees, directors, consultants and advisors of JPAL at or below the fair market value of the Common Stock, pursuant to the terms of such plan."

                  (K) Section 9.1(g) of the Contribution Agreement is hereby deleted in its entirety and replaced with the following:

                  "(g) Stockholders' Vote. JPAL shall have delivered to the Company evidence satisfactory to the Company that a majority of the stockholders of JPAL approved the transactions contemplated hereby in accordance with applicable state and federal securities laws."

                  (L) Section 10.1(c) of the Contribution Agreement is hereby amended by changing the termination date from "November 30, 2001" to "January 31, 2002, which date may be extended for up to 30 days by mutual consent of the Company and JPAL." Notwithstanding the foregoing, as the Company is relying on the proceeds from the Bridge Financings and the Private Placement to fund the Company's operations, all of the parties hereto agree that time is of the essence in Closing the transactions contemplated by the Contribution Agreement.

         Except for the specific changes provided for in this section, all terms and conditions of the Contribution Agreement shall remain and are in full force and effect.

                  2. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

                  3. Miscellaneous. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.


                  IN WITNESS WHEREOF, each of the following parties have caused this Amendment to be duly executed as of the 30th day of November 2001.

                                         JPAL, INC.

------------------------------------
        Martin Abrams                    By:
                                            ------------------------------------
                                            Name: Frank Drechsler
                                            Title: President
------------------------------------
        John Gentile
                                         LCG CAPITAL GROUP, LLC

                                         By:
------------------------------------        ------------------------------------
        Anthony Gentile                     Name:  Michael Alpert
                                            Title: President of Winchester
                                            Capital Group, LLC, the
                                            Managing Member


ESSENTIAL REALITY, LLC                   HMA ADVISORS, INC.


By:                                      By:
    --------------------------------         -----------------------------------
    Name:  Brian D. Jedwab                   Name:  Howard Appel
    Title: Chairman of the Board of          Title:  President
    Managers

                                                                       Exhibit B

AMENDMENT I

         "FIRST. The name of this corporation is Essential Reality, Inc."

AMENDMENT II

         "FOURTH. The aggregate number of shares which this corporation is authorized to issue is fifty-five million (55,000,000), divided into classes as follows:

               A. Fifty million (50,000,000) shares of common stock, $.001 par value per share (hereinafter called the "Common Stock), and

               B. Five million (5,000,000) shares of preferred stock, $.001 par value per share, to be issued in series (hereinafter called the "Preferred Stock").

                           The following is a statement of the designations, powers, preferences and rights, and the qualifications, limitations or restrictions with respect to the Preferred Stock of this corporation:
                           The shares of Preferred Stock may be issued in one or more series, and each series shall be so designated as to distinguish the shares thereof from the shares of all other series. Authority is hereby expressly granted to the Board of Directors of this corporation to fix by resolution, subject to the provisions herein set forth, before the issuance of any shares of a particular series, the number, designations, and relative rights, preferences, and limitations of the shares of such series including (1) voting rights, if any, which may include the right to vote together as a single class with the Common Stock and any other series of the Preferred Stock with the number of votes per share accorded to shares of such series being the same as or different from that accorded to such other shares, (2) the dividend rate per annum, if any, and the terms and conditions pertaining to dividends and whether such dividends shall be cumulative, (3) the amount or amounts payable upon such voluntary or involuntary liquidation, (4) the redemption price or prices, if any, and the terms and conditions of the redemption, (5) sinking fund provisions, if any, for the redemption or purchase of such shares, (6) the terms and conditions on which such shares are convertible, in the event the shares are to have conversion rights, and (7) any other rights, preferences and limitations pertaining to such series which may be fixed by the Board of Directors pursuant to the Nevada Revised Statutes."

                                                                       Exhibit C

                                   JPAL, Inc.

                            2001 STOCK INCENTIVE PLAN



         1.       Purpose of the Plan.

                           This 2001 Stock Incentive Plan (the "Plan") is
intended as an incentive, to retain in the employ of and as directors, consultants and advisors to JPAL, Inc., a Nevada corporation (the "Company") and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the "Code"), persons of training, experience and ability, to attract new employees, directors, consultants and advisors whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

                  It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of
Section 422 of the Code (the "Incentive Options") while certain other options granted pursuant to the Plan shall be nonqualified stock options (the "Nonqualified Options"). Incentive Options and Nonqualified Options are hereinafter referred to collectively as "Options."

                  The Company intends that the Plan meet the requirements of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company's tax deductions imposed by Section 162(m) of the Code with respect to those Options for which qualification for such exception is intended. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this Section 1.

         2.       Administration of the Plan.

                  The Board of Directors of the Company (the "Board") shall appoint and maintain as administrator of the Plan a Committee (the "Committee") consisting of two or more directors who are "Non-Employee Directors" (as such term is defined in Rule 16b-3) and "Outside Directors" (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board. The Committee, subject to Sections 3 and 5 hereof, shall have full power and authority to designate recipients of Options, stock appreciation rights ("Stock Appreciation Rights"), restricted stock ("Restricted Stock") and other equity incentives or stock based awards ("Equity Incentives") to determine the terms and conditions of respective Option, Stock Appreciation Rights, Restricted Stock and Equity Incentives agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

                  Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options, Stock Appreciation Rights, Restricted Stock and Equity Incentives granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options, Stock Appreciation Rights, Restricted Stock or Equity Incentives granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Options, Stock Appreciation Rights, Restricted Stock or Equity Incentives. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

                  In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that grants to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.

         3.       Designation of Optionees and Grantees.

                  The persons eligible for participation in the Plan as recipients of Options (the "Optionees"), Stock Appreciation Rights, Restricted Stock or Equity Incentives (respectively, the "Grantees") shall include employees, officers and directors of, and consultants and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and the Subsidiaries. In selecting Optionees and Grantees, and in determining the number of shares to be covered by each Option, Stock Appreciation Right, Restricted Stock or Equity Incentive granted to Optionees or Grantees, the Committee may consider any factors it deems relevant, including without limitation, the office or position held by the Optionee or Grantee or the Optionee or Grantee's relationship to the Company, the Optionee or Grantee's degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Optionee or Grantee's length of service, age, promotions and potential. An Optionee or Grantee who has been granted an Option, Stock Appreciation Right, Restricted Stock or Equity Incentive hereunder may be granted an additional Option or Options, Stock Appreciation Right(s), Restricted Stock or Equity Incentive(s) if the Committee shall so determine.

         4.       Stock Reserved for the Plan.

                  Subject to adjustment as provided in Section 10 hereof, a total of 3,500,000 shares of the Company's Common Stock, $0.001 par value per share (the "Stock"), shall be subject to the Plan. The maximum number of shares of Stock that may be subject to options granted under the Plan to any individual in any calendar year shall not exceed 350,000, and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code. The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option expire or be canceled prior to its exercise in full or should the number of shares of Stock to be delivered upon the exercise in full of an Option be reduced for any reason, the shares of Stock theretofore subject to such Option may be subject to future Options under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code.

         5.       Terms and Conditions of Options.

                  Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

                  (a) Option Price. The purchase price of each share of Stock purchasable under an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the date of grant. The purchase price of each share of Stock purchasable under a Nonqualified Option shall not be less than 50% of the Fair Market Value of such share of Stock on the date the Option is granted; provided, however, that if an option granted to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated officers is intended to qualify as performance-based compensation under Section 162(m) of the Code, the exercise price of such Option shall not be less than 100% of the Fair Market Value (as such term is defined below) of such share of Stock on the date the Option is granted. The exercise price for each Option shall be subject to adjustment as provided in Section 10 below. "Fair Market Value" means the closing price of publicly traded shares of Stock on the principal securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the Nasdaq Stock Market (if the shares of Stock are regularly quoted on the Nasdaq Stock Market), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

                  (b) Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

                  (c) Exercisability. Subject to Section 5(e) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant.

                           Upon the occurrence of a "Change in Control" (as
hereinafter defined), the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Company Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

                           For purposes of the Plan, a Change in Control shall
be deemed to have occurred if:

                           (i) a tender offer (or series of related offers)
                  shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

                           (ii) the Company shall be merged or consolidated with
                  another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

                           (iii) the Company shall sell substantially all of its
                  assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

                           (iv) a Person (as defined below) shall acquire 50% or
                  more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

                           For purposes of this Section 5(c), ownership of
voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company.

                  (d) Method of Exercise. Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock on the trading day before the Option is exercised) which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value on the date of exercise equal to the exercise price of the Option, or (iii) by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

                  (e) Limit on Value of Incentive Option. The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

                  (f) Incentive Option Shares. A grant of an Incentive Option under this Plan shall provide that (a) the Optionee shall be required as a condition of the exercise to furnish to the Company any payroll (employment) tax required to be withheld, and (b) if the Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Stock issued to him upon exercise of an Incentive Option granted under the Plan within the two-year period commencing on the day after the date of the grant of such Incentive Option or within a one-year period commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise of such Incentive Option, he shall, within 10 days after such disposition, notify the Company thereof and immediately deliver to the Company any amount of United States federal, state and local income tax withholding required by law.

         6.       Terms and Conditions of Stock Appreciation Rights.

                  Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. Unless otherwise provided, Stock Appreciation Rights shall become immediately exercisable and shall remain exercisable until expiration, cancellation or termination of the award. Such rights may be exercised in whole or in part by giving written notice to the Company. Stock Appreciation Rights to the extent then exercisable may be exercised for payment in cash, shares of Common Stock or a combination of both, as the Committee shall deem desirable, equal to: (i) the excess of the Fair Market Value as defined in
Section 5(a) herein of a share of Common Stock on the date of exercise over (ii) the exercise price of such Stock Appreciation Right.

         7.       Terms and Conditions of Restricted Stock.

                  Restricted Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

                  (a) Grantee rights. A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a shareholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in section 7(d) below.

                  (b) Issuance of certificates. The Company shall issue in the Grantee's name a certificate or certificates for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

                  (c) Delivery of certificates. Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant.

                  (d) Non-transferability of Restricted Stock. Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied. Shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions have lapsed. Unless otherwise provided, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

         8.       Other Equity Incentives or Stock Based Awards

                  The Committee may grant Equity Incentives (including the grant of unrestricted shares) to such key persons, in such amounts and subject to such terms and conditions, as the Committee shall in its discretion determine, subject to the provisions of the Plan. Such awards may entail the transfer of actual shares of Common Stock to Plan participants, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

         9.       Term of Plan.

                  No Option, Stock Appreciation Rights, Restricted Stock or Equity Incentives shall be granted pursuant to the Plan on the date which is ten years from the effective date of the Plan, but Options, Stock Appreciation Rights or Equity Incentives theretofore granted may extend beyond that date.

         10.      Capital Change of the Company.

                  In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee's proportionate interest shall be maintained as immediately before the occurrence of such event. The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments shall also be made in the case of outstanding Stock Appreciation Rights and Restricted Stock granted under the Plan.

         11.      Purchase for Investment.

                  Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the Company has determined that such registration is unnecessary, each person exercising an Option or receiving Restricted Stock under the Plan may be required by the Company to give a representation in writing that he is acquiring the shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

         12.      Taxes.

                  (a) The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options, Stock Appreciation Rights, Restricted Stock or Equity Incentives granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

                  (b) If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code section 83(b).

                  (c) If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within 10 days hereof.

         13.      Effective Date of Plan.

                  The Plan shall be effective on the date of consummation of the exchange between the Company and Essential Reality, LLC (the "Exchange") and shall thereafter be deemed to be the Plan of Essential Reality, Inc., the "acquiring entity" (as such term is understood in "Chapter 92A - Mergers and Exchanges of Interest" of the Nevada Revised Statutes) in the Exchange; provided, however, that the Plan shall be approved by majority vote of the Company's stockholders at the meeting at which the Exchange is approved.

         14.      Amendment and Termination.

                  The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Optionee or Grantee under any Option, Stock Appreciation Right, Restricted Stock or Equity Incentive theretofore granted without the Optionee or Grantee's consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

                  (a) materially increase the number of shares that may be issued under the Plan, except as is provided in Section 10;

                  (b) materially increase the benefits accruing to the Optionees or Grantees under the Plan;

                  (c) materially modify the requirements as to eligibility for participation in the Plan;

                  (d) decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 50% of the Fair Market Value per share of Stock on the date of grant thereof; or

                  (e) extend the term of any Option beyond that provided for in
Section 5(b).

                  The Committee may amend the terms of any Option, Stock Appreciation Right, Restricted Stock or Equity Incentive theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Optionee or Grantee without the Optionee or Grantee's consent. The Committee may also substitute new Options, Stock Appreciation Rights or Restricted Stock for previously granted Options, Stock Appreciation Rights or Restricted Stock including options granted under other plans applicable to the participant and previously granted Options having higher option prices, upon such terms as the Committee may deem appropriate.

         15.      Government Regulations.

                  The Plan, and the grant and exercise of Options, Stock Appreciation Rights , Restricted Stock and Equity Incentives hereunder, and the obligation of the Company to sell and deliver shares under such Options, Stock Appreciation Rights, Restricted Stock and Equity Incentives shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

         16.      General Provisions.

                  (a) Certificates. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

                  (b) Employment Matters. The adoption of the Plan shall not confer upon any Optionee or Grantee of the Company or any Subsidiary any right to continued employment or, in the case of an Optionee or Grantee who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

                  (c) Limitation of Liability. No member of the Board or the Committee, or any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

                  (d) Registration of Stock. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company's transfer agent.

                  (e) Non-transferability. Options, Stock Appreciation Rights, Restricted Stock and Equity Incentives granted hereunder are not transferable and may be exercised solely by the Optionee or Grantee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee or (ii) a member of the Optionee's immediate family (or a trust for his or her benefit). Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option, Stock Appreciation Right, Restricted Stock or Equity Incentive contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

                  (f) No rights as a Shareholder. No Optionee or Grantee (or other person having the right to exercise such award) shall have any of the rights of a shareholder of the Company with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares. Except as otherwise provided herein, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

                  (g) Termination by Death. Unless otherwise determined by the Committee at grant, if any Optionee or Grantee's employment with or service to the Company or any Subsidiary terminates by reason of death, the Option or Stock Appreciation Right may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee or Grantee under the will of the Optionee or Grantee, for a period of one year after the date of such death or until the expiration of the stated term of such Option or Stock Appreciation Right as provided under the Plan, whichever period is shorter.

                  (h) Termination by Reason of Disability. Unless otherwise determined by the Committee at grant, if any Optionee or Grantee's employment with or service to the Company or any Subsidiary terminates by reason of total and permanent disability, any Option or Stock Appreciation Right held by such Optionee or Grantee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after 30 days after the date of such termination of employment or service or the expiration of the stated term of such Option or Stock Appreciation Right, whichever period is shorter; provided, however, that, if the Optionee or Grantee dies within such 30-day period, any unexercised Option or Stock Appreciation Right held by such Optionee or Grantee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year after the date of such death or for the stated term of such Option or Stock Appreciation Right, whichever period is shorter.

                  (i) Termination by Reason of Retirement. Unless otherwise determined by the Committee at grant, if any Optionee or Grantee's employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option or Stock Appreciation Right held by such Optionee or Grantee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after 30 days after the date of such termination of employment or service or the expiration of the stated term of such Option or Stock Appreciation Right, whichever period is shorter; provided, however, that, if the Optionee or Grantee dies within such 30-day period, any unexercised Option or Stock Appreciation Right held by such Optionee or Grantee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year after the date of such death or for the stated term of such Option or Stock Appreciation Right, whichever period is shorter.

                  For purposes of this paragraph (h), "Normal Retirement" shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65, and "Early Retirement" shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

                  (j) Other Termination. Unless otherwise determined by the Committee at grant, if any Optionee or Grantee's employment with or service to the Company or any Subsidiary terminates for any reason other than death, Disability or Normal or Early Retirement, the Option or Stock Appreciation Right shall thereupon terminate, except that the portion of any Option or Stock Appreciation Right that was exercisable on the date of such termination of employment or service may be exercised for the lesser of 30 days after the date of termination or the balance of such Option or Stock Appreciation Right's term if the Optionee or Grantee's employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary without cause (the determination as to whether termination was for cause to be made by the Committee). The transfer of an Optionee or Grantee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

                                                                       Exhibit F

JPAL, INC.
(A Development Stage Company)

Unaudited Pro Forma Financial Statements
September 30, 2001

In August 2001 and as amended in October 2001 and November 30, 2001, JPAL, Inc. ("JPAL") entered into an agreement (the "Contribution Agreement") with Essential Reality, LLC ("Essential") and its members whereby the members of Essential are to contribute their membership interests in Essential in exchange for up to 11,000,000 common shares of JPAL (the "Exchange"). Pursuant to the Contribution Agreement, the shareholders of JPAL will retain their shares in JPAL. The members of Essential will receive shares of common stock of the merged entity representing approximately 60% of the equity of the merged entity, on a fully diluted basis.

The transaction is expected to be accounted for as a reverse acquisition in which Essential is the accounting acquirer and JPAL is the legal acquirer. The management of Essential is expected to remain the management of the merged entity. Since the Exchange is expected to be accounted for as a reverse acquisition and not a business combination, no goodwill is expected to be recorded in connection with the Exchange and the costs incurred in connection with the Exchange are expected to be accounted for as a reduction of additional paid-in capital.

The Exchange is contingent upon JPAL having, immediately prior to the Exchange:

      a) $4,500,000 in cash plus $35,000 in additional cash necessary to repay certain loans; and

      b) Capitalization of: (i) 4,695,055 issued and outstanding common shares and; (ii) up to 2,625,714 warrants, to purchase common shares at the exercise price of between $3.00 and $3.75 per common share.

Pursuant to the Contribution Agreement described above a third party has arranged for Essential to receive bridge loans of up to $2,100,000. The bridge loans are unsecured and bear interest at the rate of 8 1/2 % per annum, however interest does not begin to accrue until January 31, 2002. The bridge loans, together with accrued interest thereon become payable on the earlier of i) August 23, 2002, ii) the closing of the Exchange and (iii) the sale or exchange of all or substantially all of the membership interests of the Company which results in the Company having an infusion of $4.5 million in capital. The bridge loans include the issuance to the lenders of up to 840,000 warrants to purchase common shares of JPAL for an exercise price of $3 per common share. Such warrants expire in August 2004.

In order to satisfy the condition of the Exchange described in a) above, JPAL intends to issue up to 2,138,462 shares of common stock at $2.60 per share for gross proceeds of up to $5,560,000 pursuant to the private placement memorandum dated November 1, 2001 and as amended December 13, 2001 (the "Offering"). The Company has determined to issue warrants to purchase shares of its common stock along with the shares of Common stock being offered. For every five shares of common stock purchased by an investor in the Offering, such investor will receive a warrant to purchase one share of common stock at a cash only exercise price of $3.50 per share. The warrants shall expire three years from the date of issuance. The minimum amount that must be raised in the Offering to satisfy the condition of the Exchange is gross proceeds of $4,810,000, which after paying the cost of the Exchange and the Offering, which is estimated to be $310,000, will result in net proceeds of $4,500,000.

The following unaudited pro forma financial statements give effect to the Exchange, as well as the Offering. The unaudited pro forma statement of operations for the year ended December 31, 2000 and the nine-month period ended September 30, 2001, gives effect to the Exchange and Offering as if these transactions had occurred on January 1, 2000, respectively. The unaudited pro forma balance sheet as of September 30, 2001, gives effect to the Exchange and Offering as if these transactions had occurred on September 30, 2001.

The unaudited pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto incorporated herein by reference of JPAL and Essential. The pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the future financial position or future results of operations of the company after the Exchange and the Offering.

JPAL, INC.
(A Development Stage Entity)
UNAUDITED PRO FORMA BALANCE SHEET
SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                                                                 Pro Forma After
                                                   JPAL, Inc.     Essential Reality, LLC     Pro Forma        Completion of Offering
                                              September 30, 2001    September 30, 2001      Adjustments            and Exchange
                                              ------------------    ------------------      -----------            ------------


ASSETS
CURRENT ASSETS:
 Cash and cash equivalents                      $           797      $           468      $     4,810,000 (2)    $     4,127,351
                                                                                                 (435,300)(4)
                                                                                                 (248,614)(7)
Prepaid expenses and deposits                              --                 68,206              (61,386)(7)              6,820
Advances to Essential Reality, LLC                      400,000                 --               (400,000)(3)               --
                                                ---------------      ---------------      ---------------        ---------------
    Total current assets                                400,797               68,674            3,664,700              4,134,171

DOMAIN NAMES - Net                                         --                 11,250                 --                   11,250
FIXED ASSETS - Net                                        1,628               10,811                 --                   12,439
OTHER ASSETS                                               --                 22,500                 --                   22,500
DEFERRED INTEREST EXPENSE - BRIDGE LOANS                   --                 25,898              570,623 (6)            596,521
                                                ---------------      ---------------      ---------------        ---------------

TOTAL ASSETS                                    $       402,425      $       139,133      $     4,235,323        $     4,776,881
                                                ===============      ===============      ===============        ===============

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES:
 Accounts payable                               $         4,808      $       340,447      $          --          $       345,255
 Accrued interest - bridge loans                           --                 27,573                 --                   27,573
 Accrued compensation                                      --                247,203                 --                  247,203
 Bridge loans                                              --                400,000             (400,000)(3)               --
 Short term notes payable                               435,300                 --               (435,300)(4)               --
 Advances from LCG Capital Group, LLC                      --                 76,617                 --                   76,617
 Advances from affiliated companies                        --                 25,809                 --                   25,809
                                                ---------------      ---------------      ---------------        ---------------
 Total current liabilities                              440,108            1,117,649             (835,300)               722,457
                                                ---------------      ---------------      ---------------        ---------------

STOCKHOLDERS' EQUITY (DEFICIT):
 Common stock                                             1,729                 --                 12,116 (1)(5)          15,695
                                                                                                    1,850 (2)
 Additional paid-in capital                              55,072                 --              2,393,400 (1)          7,537,740
                                                                                                4,808,150 (2)
                                                                                                  591,118 (6)
                                                                                                 (310,000)(7)
 Members' capital                                          --              2,500,000           (2,500,000)(1)               --
 Accumulated deficit                                    (94,484)          (3,478,516)              94,484 (1)         (3,499,011)
                                                           --                   --                (20,495)(6)               --
                                                ---------------      ---------------      ---------------        ---------------
 Total stockholders' equity (deficit)                   (37,683)            (978,516)           5,070,623              4,054,424
                                                ---------------      ---------------      ---------------        ---------------

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)                  $       402,425      $       139,133      $     4,235,323        $     4,776,881
                                                ===============      ===============      ===============        ===============


See notes to unaudited pro forma financial statements.

JPAL, INC.
(A Development Stage Entity)
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

                                                                                                                 Pro Forma After
                                                   JPAL, Inc.     Essential Reality, LLC     Pro Forma        Completion of Offering
                                              December 31, 2000     December 31, 2000       Adjustments            and Exchange
                                              ------------------    ------------------      -----------            ------------


OPERATING EXPENSES:
 Product development                            $          --        $       405,308      $          --          $       405,308
 Marketing                                                 --                220,466                 --                  220,466
 General and administrative                              21,599              895,898                 --                  917,497
 Depreciation and amortization                              599                 --                   --                      599
                                                ---------------      ---------------      ---------------        ---------------

    Total operating expenses                             22,198            1,521,672                 --                1,543,870
                                                ---------------      ---------------      ---------------        ---------------

LOSS FROM OPERATIONS                                    (22,198)          (1,521,672)                --               (1,543,870)


INTEREST INCOME                                            --                104,652                 --                  104,652
INTEREST EXPENSE                                           --                 (1,934)             (20,495)(7)            (22,429)
OTHER INCOME                                              3,122                 --                   --                    3,122
                                                ---------------      ---------------      ---------------        ---------------

NET LOSS                                        $       (19,076)     $    (1,418,954)     $       (20,495)       $    (1,458,525)
                                                ===============      ===============      ===============        ===============

WEIGHTED AVERAGE COMMON
SHARES OUTSTANDING                                    8,645,260                 --             11,000,000 (1)         15,695,055
                                                                                                1,850,000 (2)
                                                                                               (5,800,205)(5)


NET LOSS PER SHARE                              $         (0.00)     $          --        $          --          $         (0.09)
                                                ===============      ===============      ===============        ===============



See notes to unaudited pro forma financial statements.

JPAL, INC.
(A Development Stage Entity)
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2001

                                                                                                                 Pro Forma After
                                                   JPAL, Inc.     Essential Reality, LLC     Pro Forma        Completion of Offering
                                              September 30, 2001    September 30, 2001      Adjustments            and Exchange
                                              ------------------    ------------------      -----------            ------------


OPERATING EXPENSES:
 Product development                            $          --        $       655,312      $          --          $       655,312
 Marketing                                                 --                389,562                 --                  389,562
 General and administrative                              56,495              801,190                 --                  857,685
 Depreciation and amortization                              446                8,887                 --                    9,333
                                                ---------------      ---------------      ---------------        ---------------

    Total operating expenses                             56,941            1,854,951                 --                1,911,892
                                                ---------------      ---------------      ---------------        ---------------

LOSS FROM OPERATIONS                                    (56,941)          (1,854,951)                --               (1,911,892)

INTEREST INCOME                                            --                 20,465                 --                   20,465
INTEREST EXPENSE                                         (3,083)              (3,272)             (20,495)(7)            (26,850)
OTHER INCOME                                              1,039                 --                   --                    1,039
                                                ---------------      ---------------      ---------------        ---------------

NET LOSS                                        $       (58,985)     $    (1,837,758)     $       (20,495)       $    (1,917,238)
                                                ===============      ===============      ===============        ===============

WEIGHTED AVERAGE COMMON
SHARES OUTSTANDING                                    8,645,260                 --             11,000,000 (1)         15,695,055
                                                                                                1,850,000 (2)
                                                                                               (5,800,205)(5)


NET LOSS PER SHARE                              $         (0.01)     $          --        $          --          $         (0.12)
                                                ===============      ===============      ===============        ===============


See notes to unaudited pro forma financial statements.

JPAL, INC.

NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

I.   ASSUMPTIONS

               a. The pro forma financial statements reflect the terms of the
                  Contribution Agreement between JPAL and Essential and its members whereby the members of Essential are to contribute their membership interests in Essential in exchange for up to 11,000,000 common shares of JPAL.

               b. The pro forma financial statements reflect the issuance of
                  1,850,000 shares of JPAL of common stock and 370,000 JPAL warrants for gross proceeds of $4,810,000 pursuant to the Offering.

               c. The pro forma financial statements reflect the issuance of warrants to purchase 160,000 shares of common stock of JPAL in connection with the bridge loans advanced to Essential as of September 30, 2001.


II.  PRO FORMA ADJUSTMENTS

      1) Reflects the exchange of the membership interest in Essential for 11,000,000 shares of common stock of JPAL. The transaction is expected to be accounted for as a reverse acquisition in which Essential is the accounting acquirer and JPAL is the legal acquirer. The management of Essential is expected to remain the management of the merged entity. Since the Exchange is expected to be accounted for as a reverse acquisition and not a business combination, no goodwill is expected to be recorded in connection with the Exchange and the costs incurred in connection with the Exchange are expected to be accounted for as a reduction of additional paid-in capital.

      2) Reflects the issuance of 1,850,000 shares of JPAL common stock and 370,000 JPAL warrants for gross proceeds of $4,810,000. The value attributed to the warrants using the Black-Scholes method, in the amount of approximately $1,400,000, causes a simultaneous increase and decrease to additional paid-in capital resulting in no net adjustment to additional paid-in capital.

      3) Reflects the elimination of the bridge loan receivable from Essential upon the Exchange.

      4) Reflects the repayment of the short-term notes payable upon completion of the Exchange pursuant to the terms of the notes.

      5) Reflects the cancellation of 5,800,205 shares of common stock in JPAL held by Mr. Frank Drechsler and other current JPAL stockholders.

      6) Reflects the imputed interest on the bridge loans which equals the value of the warrants to purchase 160,000 shares of common stock of JPAL issued. The value of the warrants was computed using the Black-Scholes method. The imputed interest increased additional paid-in capital by $594,900, increased deferred interest expense by $574,274 and increased interest expense by $20,626.

      7) Reflects the reduction of additional paid-in capital for the estimated costs incurred in connection with the Exchange and Offering.

                                                                       Exhibit G
Essential Reality, LLC
(A Development Stage Entity)

Independent Auditors' Report

Financial Statements
Period from June 1, 1999 (Date of Commencement) to
December 31, 1999, for the
Year Ended December 31, 2000 and for the Nine-Month Period ended September 30, 2001 (Unaudited)

ESSENTIAL REALITY, LLC
(A Development Stage Entity)


TABLE OF CONTENTS
-------------------------------------------------------------------------------------------------------------------


                                                                                                               Page

INDEPENDENT AUDITORS' REPORT                                                                                     1

FINANCIAL STATEMENTS FOR THE PERIOD FROM SEPTEMBER 1, 1999
   (DATE OF COMMENCEMENT) TO DECEMBER 31, 1999,
   FOR THE YEAR ENDED DECEMBER 31, 2000
   AND FOR THE NINE-MONTH PERIOD ENDED SEPTMEBER 30, 2001 (UNAUDITED):

   Balance Sheets                                                                                                2

   Statements of Operations                                                                                      3

   Statements of Members' Equity (Deficit)                                                                       4

   Statements of Cash Flows                                                                                      5

   Notes to Financial Statements                                                                               6-12

INDEPENDENT AUDITORS' REPORT


To the Members and Board of Directors of Essential Reality, LLC:

We have audited the accompanying balance sheets of Essential Reality, LLC (a development stage entity) (the "Company") as of December 31, 2000 and 1999, and the related statements of operations, members' equity (deficit), and cash flows for the period from June 1, 1999 (date of commencement) to December 31, 1999, for the year ended December 31, 2000 and for the cumulative period from June 1, 1999 to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the period from June 1, 1999 (date of commencement) to December 31, 1999, for the year ended December 31, 2000 and for the cumulative period from June 1, 1999 to December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company is a development stage enterprise engaged in the development, manufacture and marketing of a suite of computer peripheral devices. As discussed in Note 1 to the financial statements, the Company has experienced cumulative net losses of $1,640,758 and cumulative negative operating cash flow of $1,422,289, which raise substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.




September 20, 2001 (December 14, 2001 as to Note 4, November 30, 2001 as to Note 8)

ESSENTIAL REALITY, LLC
(A Development Stage Entity)

BALANCE SHEETS
SEPTEMBER 30, 2001 (UNAUDITED) AND DECEMBER 31, 2000 AND 1999
--------------------------------------------------------------------------------

                                                       September 30,                  December 31,
                                                           2001                2000                1999
                                                        Unaudited)
                                                      ---------------     ---------------     ---------------
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                           $           468     $       231,905     $       294,714
  Interest receivable                                            --                48,716                --
  Prepaid expenses and deposits                                68,206               6,820                --
                                                      ---------------     ---------------     ---------------
           Total current assets                                68,674             287,441             294,714

DOMAIN NAMES - Net                                             11,250                --                  --
FIXED ASSETS - Net                                             10,811                --                  --
OTHER ASSETS                                                   22,500              22,500                --
DEFERRED INTEREST EXPENSE - BRIDGE LOANS                       25,898                --                  --
                                                      ---------------     ---------------     ---------------

TOTAL ASSETS                                          $       139,133     $       309,941     $       294,714
                                                      ---------------     ---------------     ---------------


LIABILITIES AND MEMBERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
  Accounts payable                                    $       340,447     $        75,238     $        12,418
  Accrued interest expense - bridge loans                      27,573                --                  --
  Accrued compensation                                        247,203             221,267                --
  Bridge loans                                                400,000                --                  --
  Advances from LCG Capital Group, LLC                         76,617                --                  --
  Advances from affiliated companies                           25,809              19,647               4,100
                                                      ---------------     ---------------     ---------------
           Total current liabilities                        1,117,649             316,152              16,518
                                                      ---------------     ---------------     ---------------

COMMITMENTS AND CONTINGENCIES

MEMBERS' EQUITY (DEFICIT):
  Members' capital                                          2,500,000           2,500,000           2,500,000
  Note receivable for members' capital                           --              (865,453)         (2,000,000)
  Deficit accumulated during development stage             (3,478,516)         (1,640,758)           (221,804)
                                                      ---------------     ---------------     ---------------
           Total members' equity (deficit)                   (978,516)             (6,211)            278,196
                                                      ---------------     ---------------     ---------------

TOTAL LIABILITIES AND MEMBERS' EQUITY (DEFICIT)       $       139,133     $       309,941     $       294,714
                                                      ===============     ===============     ===============


See notes to financial statements.

ESSENTIAL REALITY, LLC
(A Development Stage Entity)

STATEMENTS OF OPERATIONS
CUMULATIVE PERIOD FROM JUNE 1, 1999 (DATE OF COMMENCEMENT) TO SEPTEMBER 30, 2001 (Unaudited), NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2001 (Unaudited), CUMULATIVE PERIOD FROM JUNE 1, 1999 (DATE OF COMMENCEMENT) TO DECEMBER 31, 2000, YEAR ENDED DECEMBER 31, 2000 AND PERIOD FROM JUNE 1, 1999 (DATE OF COMMENCEMENT) TO DECEMBER 31, 1999
--------------------------------------------------------------------------------


                                          Cumulative                          Cumulative
                                          Period from                         Period from
                                      June 1, 1999 (Date    Nine-Month     June 1, 1999 (Date                    June 1, 1999 (Date
                                       of Commencement)    Period Ended     of Commencement)      Year Ended      of Commencement)
                                       to September 30,    September 30,     to December 31,     December 31,      to December 31,
                                       2001 (Unaudited)   2001 (Unaudited)        2000               2000                1999
                                       ---------------    ---------------    ---------------    ---------------    ---------------
OPERATING EXPENSES:
  Product development                  $     1,282,144    $       655,312    $       626,832    $       405,308    $       221,524
  Marketing                                    610,028            389,562            220,466            220,466               --
  General and administrative                 1,697,368            801,190            896,178            895,898                280
  Depreciation and amortization                  8,887              8,887               --                 --                 --
                                       ---------------    ---------------    ---------------    ---------------    ---------------

           Total operating expenses          3,598,427          1,854,951          1,743,476          1,521,672            221,804
                                       ---------------    ---------------    ---------------    ---------------    ---------------

LOSS FROM OPERATIONS                        (3,598,427)        (1,854,951)        (1,743,476)        (1,521,672)          (221,804)

INTEREST INCOME                                125,117             20,465            104,652            104,652               --
INTEREST EXPENSE                                (5,206)            (3,272)            (1,934)            (1,934)              --
                                       ---------------    ---------------    ---------------    ---------------    ---------------

NET LOSS                               $    (3,478,516)   $    (1,837,758)   $    (1,640,758)   $    (1,418,954)   $      (221,804)
                                       ===============    ===============    ===============    ===============    ===============


See notes to financial statements.

ESSENTIAL REALITY, LLC
(A Development Stage Entity)

STATEMENTS OF MEMBERS' EQUITY (DEFICIT) PERIOD FROM JUNE 1, 1999 (DATE OF COMMENCEMENT) TO DECEMBER 31, 1999, YEAR ENDED DECEMBER 31, 2000 AND NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                     Note               Deficit
                                                                  Receivable          Accumulated
                                                Members'          For Members'           During
                                                Capital             Capital         Development Stage        Total
                                            ---------------     ---------------     ---------------     ---------------

BALANCE JUNE 1, 1999                        $          --       $          --       $          --       $          --

  Issuance of members' capital                    2,500,000          (2,000,000)               --               500,000

  Net loss                                             --                  --              (221,804)           (221,804)
                                            ---------------     ---------------     ---------------     ---------------

BALANCE, DECEMBER 31, 1999                        2,500,000          (2,000,000)           (221,804)            278,196

  Collection of note receivable                        --             1,134,547                --             1,134,547

  Net loss                                             --                  --            (1,418,954)         (1,418,954)
                                            ---------------     ---------------     ---------------     ---------------

BALANCE, DECEMBER 31, 2000                        2,500,000            (865,453)         (1,640,758)             (6,211)

  Collection of note receivable                        --               865,453                --               865,453

  Net loss                                             --                  --            (1,837,758)         (1,837,758)
                                            ---------------     ---------------     ---------------     ---------------

BALANCE, SEPTEMBER 30, 2001 (Unaudited)     $     2,500,000     $          --       $    (3,478,516)    $      (978,516)
                                            ===============     ===============     ===============     ===============


See notes to financial statements.

ESSENTIAL REALITY, LLC
(A Development Stage Entity)

STATEMENTS OF CASH FLOWS
CUMULATIVE PERIOD FROM JUNE 1, 1999 (DATE OF COMMENCEMENT) TO SEPTEMBER 30, 2001 (Unaudited), NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2001 (Unaudited), CUMULATIVE PERIOD FROM JUNE 1, 1999 (DATE OF COMMENCEMENT) TO DECEMBER 31, 2000, YEAR ENDED DECEMBER 31, 2000 AND PERIOD FROM JUNE 1, 1999 (DATE OF COMMENCEMENT) TO DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                Cumulative                                       Cumulative
                                                                Period from                                      Period from
                                                            June 1, 1999 (Date           Nine-Month          June 1, 1999 (Date
                                                              of Commencement)         Period Ended           of Commencement)
                                                              to September 30,         September 30,           to December 31,
                                                              2001 (Unaudited)        2001 (Unaudited)               2000
                                                           --------------------     --------------------     --------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                 $         (3,478,516)    $         (1,837,758)    $         (1,640,758)
    Depreciation and amortization                                         8,887                    8,887                     --
    Amortization of deferred interest                                     1,675                    1,675                     --
  Changes in assets and liabilities:
    Prepaid expenses, deposits and other assets                         (90,706)                 (61,386)                 (29,320)
    Interest receivable                                                    --                     48,716                  (48,716)
    Accounts payable                                                    340,447                  265,209                   75,238
    Accrued compensation                                                247,203                   25,936                  221,267
                                                           --------------------     --------------------     --------------------
           Net cash used in operating activities                     (2,971,010)              (1,548,721)              (1,422,289)
                                                           --------------------     --------------------     --------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Payments for purchase of domain names                                 (18,000)                 (18,000)                    --
  Payments for purchase of fixed assets                                 (12,948)                 (12,948)                    --
                                                           --------------------     --------------------     --------------------
           Net cash used in investing activities                        (30,948)                 (30,948)                    --
                                                           --------------------     --------------------     --------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from issuance of members' capital                            500,000                     --                    500,000
  Proceeds from repayment of note
     receivable for members' capital                                  2,000,000                  865,453                1,134,547
  Proceeds from bridge loans                                            400,000                  400,000                     --
  Proceeds from advances from
    LCG Capital Group, LLC                                               76,617                   76,617                     --
  Proceeds of advances from
     affiliated companies - net                                          25,809                    6,162                   19,647
                                                           --------------------     --------------------     --------------------
           Net cash provided by financing activities                  3,002,426                1,348,232                1,654,194
                                                           --------------------     --------------------     --------------------

INCREASE (DECREASE) IN CASH
  AND CASH EQUIVALENTS                                                      468                 (231,437)                 231,905

CASH AND CASH EQUIVALENTS,
  BEGINNING OF PERIOD                                                      --                    231,905                     --
                                                           --------------------     --------------------     --------------------

CASH AND CASH EQUIVALENTS,
  END OF PERIOD                                            $                468     $                468     $            231,905
                                                           ====================     ====================     ====================

SUPPLEMENTAL DISCLOSURE OF NON-CASH TRANSACTIONS:

  Note received for members' capital                       $          2,000,000     $               --       $          2,000,000
  Deferred interest expense - bridge loans                 $             25,898     $             25,898     $               --
  Accrued interest expense - bridge loans                  $             27,573     $             27,573     $               --



                                                                                     June 1, 1999 (Date
                                                               Year Ended             of Commencement)
                                                               December 31,            to December 31,
                                                                   2000                     1999
                                                           --------------------     --------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                 $         (1,418,954)    $           (221,804)
    Depreciation and amortization                                          --                       --
    Amortization of deferred interest                                      --                       --
  Changes in assets and liabilities:
    Prepaid expenses, deposits and other assets                         (29,320)                    --
    Interest receivable                                                 (48,716)                    --
    Accounts payable                                                     62,820                   12,418
    Accrued compensation                                                221,267                     --
                                                           --------------------     --------------------
           Net cash used in operating activities                     (1,212,903)                (209,386)
                                                           --------------------     --------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Payments for purchase of domain names                                    --                       --
  Payments for purchase of fixed assets                                    --                       --
                                                           --------------------     --------------------
           Net cash used in investing activities                           --                       --
                                                           --------------------     --------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from issuance of members' capital                               --                    500,000
  Proceeds from repayment of note
     receivable for members' capital                                  1,134,547                     --
  Proceeds from bridge loans                                               --                       --
  Proceeds from advances from
    LCG Capital Group, LLC                                                 --                       --
  Proceeds of advances from
     affiliated companies - net                                          15,547                    4,100
                                                           --------------------     --------------------
           Net cash provided by financing activities                  1,150,094                  504,100
                                                           --------------------     --------------------

INCREASE (DECREASE) IN CASH
  AND CASH EQUIVALENTS                                                  (62,809)                 294,714

CASH AND CASH EQUIVALENTS,
  BEGINNING OF PERIOD                                                   294,714                     --
                                                           --------------------     --------------------

CASH AND CASH EQUIVALENTS,
  END OF PERIOD                                            $            231,905     $            294,714
                                                           ====================     ====================

SUPPLEMENTAL DISCLOSURE OF NON-CASH TRANSACTIONS:

  Note received for members' capital                       $               --       $          2,000,000
  Deferred interest expense - bridge loans                 $               --       $               --
  Accrued interest expense - bridge loans                  $               --       $               --

See notes to financial statements.

ESSENTIAL REALITY, LLC
(A Development Stage Entity)


NOTES TO FINANCIAL STATEMENTS
CUMULATIVE PERIOD FROM JUNE 1, 1999 TO SEPTEMBER 30, 2001 (UNAUDITED), NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2001 (UNAUDITED), CUMULATIVE PERIOD FROM JUNE 1, 1999 TO DECEMBER 31, 2000, YEAR ENDED DECEMBER 31, 2000 AND PERIOD FROM JUNE 1, 1999 (DATE OF COMMENCEMENT) TO DECEMBER 31, 1999
--------------------------------------------------------------------------------


1.   THE COMPANY

     Essential Reality, LLC (the "Company") was formed as Freedom Multimedia, L.L.C. in the State of Delaware on July 9, 1998 and began active operations on June 1, 1999. The Company changed its name to Essential Reality, LLC on December 29, 1999. The Company was formed to develop, manufacture and market a suite of computer peripheral devices, with initial emphasis on a product called "P5." P5 is a gloved shaped device that controls the movement of the cursor on a computer screen. P5 enables three-dimensional movement of the cursor as well as pitch, yaw and roll. P5 is controlled by the user moving their hand or bending their fingers.

     The Company is in the development stage. Successful completion of the Company's development program and ultimately, the attainment of profitable operations is dependent upon future events, including obtaining adequate financing to fulfill its development activities, and achieving a level of revenue adequate to support the Company's cost structure.

     Since its commencement, the Company has not generated revenues and has incurred significant recurring losses from operations, working capital deficit and deficit in members' capital. As a result, substantial doubt exists regarding the Company's ability to continue as a going concern. Management is attempting to obtain adequate resources for the Company to complete its development plan and produce, market and sell its primary product. In this regard, management of the Company believes that upon closing of the transaction described in Note 8, it will have sufficient funds to operate for at least the next five months. Should the transaction not close, the Company would be required to seek alternative sources of financing.

     The financial statements have been prepared in conformity with the Statement of Financial Accounting Standards ("SFAS") No. 7, Accounting and Reporting by Development Stage Enterprises. As a development stage entity with no commercial operating history, the Company is subject to all of the risks and uncertainties inherent in the establishment of a new business enterprise. To address these risks and uncertainties, the Company must, among other things, respond to competitive developments; attract, retain, and motivate qualified personnel; and support the expense of marketing new products based upon innovative technology. To date, the Company has not recognized product related revenues. As a result of incurring expenses in these developmental activities without generating revenues, the Company has incurred significant losses and negative cash flow from operating activities, and as of December 31, 2000 and September 30, 2001, the Company had cumulative net losses of $1,640,758 and $ 3,478,516, respectively, and negative cash flow from operating activities of $1,422,289 and $2,971,010, respectively. The Company expects to incur substantial losses and negative cash flow from operating activities for the near future.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Comprehensive Loss - Comprehensive loss is the same as net loss.

     Unaudited Interim Financial Statements - The accompanying unaudited balance sheet as of September 30, 2001 and the related statement of operations, members equity (deficit) and cash flows for the nine-month period ended September 30, 2001, in the opinion of management, include all adjustments (consisting of normal recurring accruals) necessary for the fair presentation of the Company's financial position, results of operations and cash flows. The Company believes the disclosures included herein are adequate to make these financial statements not misleading. The results for the nine-month period ended September 30, 2001 are not necessarily indicative of the results to be expected for the full year.

     Cash and Cash Equivalents - Cash equivalents include time deposits with maturities of three months or less on the date of purchase.

     Domain Name and Fixed Assets - Domain name is recorded at cost, net of accumulated amortization. Fixed assets are recorded at cost, net of related accumulated depreciation. Upon sale or retirement, the cost and related accumulated depreciation and amortization are removed from the respective accounts, and any gain or loss is included in the statement of operations. Maintenance and repair costs are expensed as incurred. Depreciation of fixed assets is computed using the straight-line method based on the estimated useful lives of the assets, which is three to five years, beginning when assets are placed in service. Amortization of domain name is computed using the straight-line method over a period of two years.

     Product Development - Product development costs include expenses incurred by the Company to research and develop the P5 product. Product development costs are expensed until such time as the Company determines that a product is technologically feasible. Product development costs are capitalized from such date until such time as product development is substantially complete. Product development costs capitalized will be amortized on the straight-line basis over the lesser of the estimated useful life of the product or three years.

     Impairment of Assets - In accordance with SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of, the Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. When such events occur, the Company compares the carrying amount of the assets to undiscounted expected future cash flows. If this comparison indicates that there is impairment, the amount of the impairment loss is then based on the fair value of the asset compared with its carrying value.

     Fair Market Value of Financial Instruments - The carrying amount of the Company's cash and cash equivalents, interest receivable, prepaid expenses and deposits, accounts payable, accrued liabilities, accrued compensation and advances from affiliated companies approximates fair market value because of the short maturity of those instruments.

     Income Taxes - The Company is not subject to federal or state income tax. The taxable income or loss applicable to the operations of the Company is includable in the federal and state income tax returns of the members.

     Effects of Recently Issued Accounting Standards - In June 1998, the Financial Accounting Standards Board ("FASB") issued SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, which establishes accounting and reporting standards for derivative instruments and hedging activities. Generally, it requires that an entity recognize all derivatives as either an asset or liability and measure those instruments at fair value as well as identify the conditions for which a derivative may be specifically designed as a hedge. SFAS No. 133 is effective for fiscal years beginning after June 15, 2000. The adoption of SFAS 133, effective January 1, 2001, did not have an impact on the Company's financial position, results of operations, or cash flows. The Company currently does not have any derivative instruments and is not engaged in hedging activities.

     On June 29, 2001, the FASB approved for issuance SFAS No. 141, Business Combinations, and SFAS No. 142, Goodwill and Intangibles Assets. Major provisions of these statements are as follows: all business combinations initiated after June 30, 2001 must use the purchase method of accounting; the pooling of interest method of accounting is prohibited except for transactions initiated before July 1, 2001; intangible assets acquired in a business combination must be recorded separately from goodwill if they arise from contractual or other legal rights or are separable from the acquired entity and can be sold, transferred, licensed, rented or exchanged, either individually or as part of a related contract, asset or liability; goodwill and intangible assets with indefinite lives are not amortized but are tested for impairment annually, except in certain circumstances, and whenever there is an impairment indicator; all acquired goodwill must be assigned to reporting units for purposes of impairment testing, and effective January 1, 2002, goodwill will no longer be subject to amortization. Although it is still reviewing the provisions of these statements, management's preliminary assessment is that these statements will not have a material impact on the Company's financial position or results of operations.

     In June 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations." SFAS No. 143 requires companies to record the fair value of a liability for asset retirement obligations in the period in which they are incurred. The statement applies to a company's legal obligations associated with the retirement of tangible long lived assets that result from the acquisition, construction and development or through the normal operation of a long lived asset. When a liability is initially recorded, the company would capitalize the cost, thereby increasing the capital amount of the related asset. The capitalized asset retirement cost is depreciated over the life of the respective asset while the liability in accreted to its present value. Upon settlement of the liability, the obligation is settled at its recorded amount or the company incurs a gain or loss. This statement is effective for fiscal years beginning after June 15, 2002. The Company does not expect that adoption of SFAS No. 143 will have a material impact on the Company's financial position or results of operations.

     In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long Lived Assets." SFAS No. 144 addresses the accounting and reporting for the impairment or disposal of long-lived assets. The statement provides a single accounting model for long-live assets to be disposed if. New criteria must be met to classify the asset as an asset for sale. This statement also focuses on reporting the effects of a disposal of a segment of a business. This statement is effective for years beginning after December 15, 2001. The Company does not expect that adoption of SFAS No. 144 will have a material impact on the Company's financial position or results of operations.


3.   FIXED ASSETS

     At September 30, 2001 the fixed assets were comprised of $10,948 of office furniture and equipment and $2,000 for computer equipment. Depreciation expense for the nine-month period ended September 30, 2001 amounted to $2,137.


4.   BRIDGE LOANS

     Pursuant to the Contribution Agreement described in Note 8, a third party has arranged for bridge loans of up to $2,100,000. The bridge loans are unsecured and bear interest at the rate of 8 1/2 % per annum, however interest does not begin to accrue until January 31, 2002. The bridge loans, together with accrued interest thereon become payable on the earlier of i) August 23, 2002, ii) the closing of the transactions contemplated by the Contribution Agreement by and among the Company and its members and JPAL, Inc. ("JPAL") and (iii) the sale or exchange of all or substantially all of the membership interests of the Company which results in the Company having an infusion of $4.5 million in capital. The bridge loans include the issuance to the lenders of up to 840,000 warrants to purchase common shares of JPAL for an exercise price of $3 per common share. Such warrants expire in August 2004.

     Through September 2001, the Company received bridge loans of $400,000 from JPAL. From October 1, 2001 to December 14, 2001, the Company received an additional $920,000 of bridge loans from JPAL.

     The Company recorded accrued interest on the bridge loans in the amount of $27,573 representing the interest payable on the bridge loans advanced through September 30, 2001, of which $1,675 for the nine-month period ended September 30, 2001 was expensed and $25,898 was recorded as deferred interest.

5.   COMMITMENTS AND CONTINGENCIES

     Operating Leases

            a. Premises - The Company shares the cost of premises with a company affiliated with certain members of an investor, LCG Capital Group, LLC (formerly Lenox Capital Group LLC) ("LCG"). The lease term is month-to-month. The Company is not directly obligated under the lease; however, its portion of the minimum required payment is $3,750 per month. Rent expense for the nine-month period ended September 30, 2001, the year ended December 31, 2000 and the period from June 1, 1999 to December 31, 1999 totaled $20,145, $27,083 and $0, respectively.

                 In November 2001, the Company entered a lease for premises which provides for the following rental payments:

                           Year Ending December 31,

                                 2002                          $119,000
                                 2003                           132,000
                                 2004                           135,000
                                 2005                           138,000
                                 2006                           141,000
                                 2007                            14,000


            b. Computer Leases - The Company is allocated costs of computer leases under leases assumed by a company related to a certain member of LCG. The Company is not directly obligated under the leases, however its portion of the minimum payments under the leases were as follows:

                           Year Ending December 31,

                                 2001                           $19,000
                                 2002                            19,000
                                 2003                             6,000

     Development Contracts

            a. In March 2000, the Company entered into a consulting agreement, which requires the Company to pay to the consultant, $0.25 for each unit of the P5 sold.

            b. In June 2000, the Company entered into a memorandum of understanding, which provides for an exclusive and renewable, two-year license for a certain component of P5 starting from the date P5 is launched. Exclusivity is based on a minimum number of P5 units sold of 100,000 for the first nine months after launch, 150,000 units in the second nine months after launch and 300,000 units in the third nine months after launch. The memorandum of understanding will be automatically renewed for additional years if royalties are $400,000 for the first year and $750,000 for each year thereafter. Royalties are 2.5% of P5's net sales. Included in product development expense for the year ended December 31, 2000 is an advance royalty payment of $55,000. An additional $20,000 advance royalty payment is due upon delivery of an acceptable prototype of the component.

            c. In July 2000, the Company entered into an agreement for product development with a company, which is owned by a person who is related to certain members of the Company (see Note 7). Pursuant to the agreement, the Company is required to pay royalties of 1.8% on net sales of P5 and 9% of the license fee collected by the Company with respect to P5.

            d. In August 2000, the Company entered into a memorandum of understanding, which provides for a renewable, two-year license for a certain component of P5. Royalties are calculated as the number of units of P5 sold multiplied by the greater of a) $0.25 and b) the difference between the manufacturing cost of the licensed component and an alternative component with a minimum license fee of $125,000 per annum. Should the Company not use the licensed component no royalties would be due pursuant to the memorandum of understanding. Included in product development expense for the year ended December 31, 2000 and for the nine-month period ended September 30, 2001 are development fees of $25,000 and $25,000, respectively.

            e. In January 2001, the Company entered into memorandum of understanding for the development of certain components of P5. Pursuant to the memorandum of understanding, the Company is required to pay royalties of 1% of P5's net sales to the developer. A nonrefundable royalty advance of $10,000 and $5,000 is included in product development for the year ended December 31, 2000 and for the nine-month period ended September 30, 2001, respectively. The Company is required to pay a further royalty advance of $35,000 should the Company incorporate the component developed pursuant to the memorandum of understanding into P5. Should the Company not incorporate the component developed pursuant to the memorandum of understanding into P5, it will not to be obligated to pay the $35,000 royalty advance nor the 1% royalty on future sales.

            f. In July 2001, the Company entered a development agreement for the development of certain components of P5. Pursuant to this development agreement, the Company paid a development fee of $90,000 for the nine-month period ended September 30, 2001. Thereafter, the Company, at its discretion, may continue the monthly fee and for a period of nine additional months on a month-to-month basis. In addition to the development fee, the Company is required to pay base royalties of 1% of net sales generated from P5 and an additional 0.5% of net sales generated from P5 if the developer meets certain milestones defined in this development agreement.

6.   MEMBERS' CAPITAL AND NOTE RECEIVABLE

     In December 1999, LCG Capital Group, LLC acquired a 50% interest in the Company for an aggregate purchase price of $2,500,000. The consideration received was comprised of $500,000 in cash and a $2,000,000 note. The note bore interest at the rate of 6% per annum, had a maturity date of December 13, 2002 and was secured by the membership interest of LCG capital Group, LLC. The remaining 50% interest in the Company represents ownership by the founders of the Company. The note receivable for members' capital was fully repaid in July 2001.

     The Company recorded interest income of $20,465 and $103,459 for the nine-month period ended September 30, 2001 and for the year ended December 31, 2000, respectively.

7.   RELATED PARTY BALANCES AND TRANSACTIONS

     Accrued compensation of $247,203 and $221,267 at September 30, 2001 and December 31, 2000, respectively, is payable to certain officers and members of the Company. The amounts are due on demand and are non-interest bearing.

     Advances are from entities that are affiliated with LCG. The advances are payable on demand and bear interest at the rate of 10% per annum.

     Advances from LCG are non-interest bearing and payable on demand.

     Included in prepaid expense, deposits and other assets at September 30, 2001 and December 31, 2000 is $22,500 which represents the Company's portion of a letter of credit required to secure computer leases and $6,000 relating to a security deposit on premises due from LCG.

     Included in product development costs are $105,000 and $145,000 for the year ended December 31, 2000 and for the period from June 1, 1999 to December 31, 1999, respectively, paid to a company owned by an individual related to certain members of the Company.

     Included in marketing expense are $66,400 for the nine-month period ended September 30, 2001, paid to a company owned by a person related to certain members of the Company.

     Included in general and administrative expenses are costs incurred of $141,800, $147,840 and $0 for the nine-month period ended September 30, 2001, the year ended December 31, 2000 and for the period from June 1, 1999 to December 31, 1999, respectively, by two entities that are related to certain members of LCG. Such costs include consulting fees, employee salaries, occupancy, telephone and computer leases. In the case of employee salaries, costs are allocated to the Company based on the time each employee conducts business specific to the Company. In the case of the other expenses, costs are allocated based on a percentage of resources used by the Company.



8.   CONTRIBUTION AGREEMENT

     In August 2001 and as amended as of October 31, 2001 and November 30, 2001, the Company and its members entered into an agreement (the "Contribution Agreement") with JPAL, a publicly traded company, to contribute their membership interests in the Company in exchange for up to 11,000,000 common shares of JPAL (the "Exchange"). Pursuant to the Contribution Agreement, the shareholders of JPAL will retain their shares in JPAL. The members of the Company will receive shares of common stock of the merged entity representing approximately 60% of the equity of the merged entity, on a fully diluted basis.

     The transaction is expected to be accounted for as a reverse acquisition in which the Company is the accounting acquirer and JPAL is the legal acquirer. The management of the Company is expected to remain the management of the merged entity. Since the Exchange is expected to be accounted for as a reverse acquisition and not a business combination, no goodwill is expected to be recorded in connection with the Exchange and the costs incurred in connection with the Exchange are expected to be accounted for as a reduction of additional paid-in capital.

     The Exchange is contingent upon JPAL having, immediately prior to the
Exchange:

            o $4,500,000 in cash plus $35,000 in additional cash necessary to repay certain loans; and

            o Capitalization of: (i) 4,695,055 issued and outstanding common shares and; (ii) up to 2,625,714 warrants to purchase common shares at the exercise price of between $3.00 and $3.75 per common share.

     The Exchange may be terminated by either party if the closing does not occur on or before January 31, 2002, which date may be extended for up to 30 days by the mutual consent of the parties.

     Concurrent with the Exchange, the Company expects to establish a stock incentive plan pursuant to which the merged entity may grant options, stock appreciation rights, restricted stock and/or other equity-based incentives to its directors, employees, consultants and advisors for up to an aggregate of 3,500,000 shares of its common stock.

                                   * * * * * *

                               PRELIMINARY COPIES

          GENERAL PROXY - SPECIAL MEETING OF STOCKHOLDERS OF JPAL, INC.

         The undersigned hereby appoints Frank Drechsler, with full power of substitution, proxy to vote all of the shares of common stock of JPAL, Inc. (the "Company") held by the undersigned and with all of the powers the undersigned would possess if personally present at the Special Meeting of stockholders of the Company to be held at the offices of Gersten, Savage & Kaplowitz, LLP, 101 East 52nd Street, New York, NY, 10022 on January 18, 2002 at 11:00 A.M. local time and at all adjournments thereof, upon the matters specified below, all as more fully described in the Proxy Statement dated January ___, 2002 and with the discretionary powers upon all other matters which come before the meeting or any adjournment thereof.

This Proxy is solicited on behalf of JPAL, Inc.'s Board of Directors.

1. To approve the Contribution Agreement attached as Exhibit A to the Proxy Statement as executed by and between the Company and Essential Reality, LLC, a Delaware limited liability company, as of November 30, 2001 and all transactions and developments contemplated thereby.

         / /  FOR                 / / AGAINST                 / / ABSTAIN

2. To approve the amendment to the Company's Articles of Incorporation attached as Exhibit B to the Proxy Statement changing the name of the Company to Essential Reality, Inc.

         / /  FOR                 / / AGAINST                 / / ABSTAIN

3. To approve the amendment to the Company's Articles of Incorporation attached as Exhibit B to the Proxy Statement providing for blank check preferred stock.

         / /  FOR                 / / AGAINST                 / / ABSTAIN

4. To approve the 2001 Stock Incentive Plan attached as Exhibit C to the Proxy Statement.

         / /  FOR                 / / AGAINST                 / / ABSTAIN

5. To approve the appointment of Deloitte & Touche LLP, as the Company's independent auditors for the ensuing year.

         / /  FOR                 / / AGAINST                 / / ABSTAIN


         Every properly signed proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5.

         The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given.

         Please mark, date, sign and mail your proxy promptly in the envelope provided.

                           Date: January ___, 2002

                           -----------------------------------
                           (Print name of Stockholder)

                           -----------------------------------
                           (Print name of Stockholder)

                           -----------------------------------
                           Signature

                           -----------------------------------
                           Signature

                           Number of Shares
                                            ------------------

                           Note: Please sign exactly as name appears in the Company's records. Joint owners should each sign. When signing as attorney, executor or trustee, please give title as such.